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                    WELLS FARGO ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 29, 2002

                                 $400,626,546.12

                       Mortgage Pass-Through Certificates
                                 Series 2002-15

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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01     Definitions....................................................
Section 1.02     Acts of Holders................................................
Section 1.03     Effect of Headings and Table of Contents.......................
Section 1.04     Benefits of Agreement..........................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01     Conveyance of Mortgage Loans...................................
Section 2.02     Acceptance by Custodian........................................
Section 2.03     Representations and Warranties of the Master Servicer and
                  the Seller....................................................
Section 2.04     Execution and Delivery of Certificates.........................
Section 2.05     Designation of Certificates; Designation of Startup Day
                  and Latest Possible Maturity Date.............................
Section 2.06     Optional Substitution of Mortgage Loans........................

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01     Certificate Account............................................
Section 3.02     Permitted Withdrawals from the Certificate Account.............
Section 3.03     Advances by Master Servicer and Trustee........................
Section 3.04     Custodian to Cooperate;
                  Release of Owner Mortgage Loan Files..........................
Section 3.05     Reports to the Trustee; Annual Compliance Statements...........
Section 3.06     Title, Management and Disposition of Any REO Mortgage
                  Loan..........................................................
Section 3.07     Amendments to Servicing Agreements,
                  Modification of Standard Provisions...........................
Section 3.08     Oversight of Servicing.........................................
Section 3.09     Termination and Substitution of Servicing Agreements...........
Section 3.10     Application of Net Liquidation Proceeds........................
Section 3.11     Act Reports....................................................

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01     Distributions..................................................
Section 4.02     Allocation of Realized Losses..................................
Section 4.03     Paying Agent...................................................
Section 4.04     Statements to Certificateholders;
                  Reports to the Trustee and the Seller.........................
Section 4.05     Reports to Mortgagors and the Internal Revenue Service.........
Section 4.06     Calculation of Amounts; Binding Effect of Interpretations
                  and Actions of Master Servicer................................
Section 4.07     Determination of LIBOR.........................................

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01     The Certificates...............................................
Section 5.02     Registration of Certificates...................................
Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates..............
Section 5.04     Persons Deemed Owners..........................................
Section 5.05     Access to List of Certificateholders' Names and Addresses
Section 5.06     Maintenance of Office or Agency................................
Section 5.07     Definitive Certificates........................................
Section 5.08     Notices to Clearing Agency.....................................

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01     Liability of the Seller and the Master Servicer................
Section 6.02     Merger or Consolidation of the Seller or the Master
                  Servicer......................................................
Section 6.03     Limitation on Liability of the Seller, the Master
                  Servicer and Others...........................................
Section 6.04     Resignation of the Master Servicer.............................
Section 6.05     Compensation to the Master Servicer............................
Section 6.06     Assignment or Delegation of Duties by Master Servicer..........
Section 6.07     Indemnification of Trustee and Seller by Master Servicer.

                                   ARTICLE VII

                                     DEFAULT

Section 7.01     Events of Default..............................................
Section 7.02     Other Remedies of Trustee......................................
Section 7.03     Directions by Certificateholders and
                  Duties of Trustee During Event of Default.....................
Section 7.04     Action upon Certain Failures of the
                  Master Servicer and upon Event of Default.....................
Section 7.05     Trustee to Act; Appointment of Successor.......................
Section 7.06     Notification to Certificateholders.............................

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01     Duties of Trustee..............................................
Section 8.02     Certain Matters Affecting the Trustee..........................
Section 8.03     Trustee Not Required to Make Investigation.....................
Section 8.04     Trustee Not Liable for Certificates or Mortgage Loans..........
Section 8.05     Trustee May Own Certificates...................................
Section 8.06     The Master Servicer to Pay Fees and Expenses...................
Section 8.07     Eligibility Requirements.......................................
Section 8.08     Resignation and Removal........................................
Section 8.09     Successor......................................................
Section 8.10     Merger or Consolidation........................................
Section 8.11     Authenticating Agent...........................................
Section 8.12     Separate Trustees and Co-Trustees..............................
Section 8.13     Tax Matters; Compliance with REMIC Provisions..................
Section 8.14     Monthly Advances...............................................

                                   ARTICLE IX

                                   TERMINATION

Section 9.01     Termination upon Purchase by the
                  Seller or Liquidation of All Mortgage Loans...................
Section 9.02     Additional Termination Requirements............................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01    Amendment......................................................
Section 10.02    Recordation of Agreement.......................................
Section 10.03    Limitation on Rights of Certificateholders.....................
Section 10.04    Governing Law; Jurisdiction....................................
Section 10.05    Notices........................................................
Section 10.06    Severability of Provisions.....................................
Section 10.07    Special Notices to Rating Agencies.............................
Section 10.08    Covenant of Seller.............................................
Section 10.09    Recharacterization.............................................

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01    Class A Fixed Pass-Through Rate................................
Section 11.02    Cut-Off Date...................................................
Section 11.03    Cut-Off Date Aggregate Principal Balance.......................
Section 11.04    Original Class A Percentage....................................
Section 11.05    Original Principal Balances of the Classes of Class A
                  Certificates..................................................
Section 11.05(a) Original  Notional Amount...................................
Section 11.06    Original Class A Non-PO Principal Balance......................
Section 11.07    Original Subordinated Percentage...............................
Section 11.08    Original Class B Principal Balance.............................
Section 11.09    Original Principal Balances of the Classes of Class B
                  Certificates..................................................
Section 11.10    Original Class B-1 Fractional Interest.........................
Section 11.11    Original Class B-2 Fractional Interest.........................
Section 11.12    Original Class B-3 Fractional Interest.........................
Section 11.13    Original Class B-4 Fractional Interest.........................
Section 11.14    Original Class B-5 Fractional Interest.........................
Section 11.15    Original Class B-1 Percentage..................................
Section 11.16    Original Class B-2 Percentage..................................
Section 11.17    Original Class B-3 Percentage..................................
Section 11.18    Original Class B-4 Percentage..................................
Section 11.19    Original Class B-5 Percentage..................................
Section 11.20    Original Class B-6 Percentage..................................
Section 11.21    Closing Date...................................................
Section 11.22    Right to Purchase..............................................
Section 11.23    Wire Transfer Eligibility......................................
Section 11.24    Single Certificate.............................................
Section 11.25    Servicing Fee Rate.............................................
Section 11.26    Master Servicing Fee Rate......................................

                                   EXHIBITS

EXHIBIT A-1      -     Form of Face of Class A-1 Certificate
EXHIBIT A-2      -     Form of Face of Class A-2 Certificate
EXHIBIT A-3      -     Form of Face of Class A-3 Certificate
EXHIBIT A-4      -     Form of Face of Class A-4 Certificate
EXHIBIT A-5      -     Form of Face of Class A-5 Certificate
EXHIBIT A-6      -     Form of Face of Class A-6 Certificate
EXHIBIT A-7      -     Form of Face of Class A-7 Certificate
EXHIBIT A-8      -     Form of Face of Class A-8 Certificate
EXHIBIT A-PO     -     Form of Face of Class A-PO Certificate
EXHIBIT A-R      -     Form of Face of Class A-R Certificate
EXHIBIT A-LR     -     Form of Face of Class A-LR Certificate
EXHIBIT B-1      -     Form of Face of Class B-1 Certificate
EXHIBIT B-2      -     Form of Face of Class B-2 Certificate
EXHIBIT B-3      -     Form of Face of Class B-3 Certificate
EXHIBIT B-4      -     Form of Face of Class B-4 Certificate
EXHIBIT B-5      -     Form of Face of Class B-5 Certificate
EXHIBIT B-6      -     Form of Face of Class B-6 Certificate
EXHIBIT C        -     Form of Reverse of Series 2002-15 Certificates
EXHIBIT D        -     Reserved
EXHIBIT E        -     Custodial Agreement
EXHIBIT F-1      -     Schedule of Type 1 Mortgage Loans
EXHIBIT F-2      -     Schedule of Type 2 Mortgage Loans
EXHIBIT F-3      -     Schedule of Other Servicer Mortgage Loans
EXHIBIT G        -     Request for Release
EXHIBIT H        -     Affidavit Pursuant to Section 860E(e)(4) of the
                       Internal Revenue Code of 1986, as amended, and
                       for Non-ERISA Investors
EXHIBIT I        -     Letter from Transferor of Residual Certificates
EXHIBIT J        -     Transferee's Letter (Class [B-4] [B-5] [B-6]
                       Certificates)
EXHIBIT K        -     [Reserved]
EXHIBIT L        -     Servicing Agreements
EXHIBIT M        -     Form of Special Servicing Agreement
EXHIBIT N              Form of Initial Certification of the Custodian
EXHIBIT O              Form of Final Certification of the Custodian
SCHEDULE I       -     Applicable Unscheduled Principal Receipt Period

            This Pooling and Servicing Agreement, dated as of July 29, 2002 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee.

                         W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            SECTION 1.01 DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Accretion Termination Date: For the Class A-6 Certificates and Class A-7 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class A-4 and Class A-5 Certificates have been reduced to zero or (ii) the Subordination Depletion Date.

            Accrual Certificates: The Class A-6 and Class A-7 Certificates.

            Accrual Distribution Amount: As to any Distribution Date prior to the Accretion Termination Date and any Class of Accrual Certificates, an amount equal to the sum of (i) the Class A Interest Percentage of such Class of Accrual Certificates of the Current Class A Interest Distribution Amount and (ii) the Class A Interest Shortfall Percentage of such Class of Accrual Certificates of the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph second of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the Accretion Termination Date, zero.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and the Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and the Class B Principal Balance as of the Determination Date succeeding such Distribution Date and (ii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for all the Classes of Class A Certificates.

            Aggregate Non-PO Principal Balance: With respect to any Distribution Date, the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance as of such Distribution Date.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: With respect to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and
(c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-PO Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, Wachovia Bank, National Association; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-PO Certificates, Class A-R Certificate or Class A-LR Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-3, Class A-6, Class A-7 and Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of
Section 4.01(a)(i). As to the Accrual Certificates, (a) as to any Distribution Date prior to the Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a)(i) and Paragraph third clause (A) of Section 4.01(a)(i) and (b) as to any Distribution Date on or after the Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to Paragraphs first, second and third clause (A) of Section 4.01(a)(i). As to the Class A-3 Certificates, the amount distributable to such Class pursuant to Paragraphs first and second of Section 4.01(a)(i). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) on such Distribution Date.

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i), including, in the case of a Class of Accrual Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Principal Balances of the Class A Certificates (other than the Accrual Certificates and the Class A-PO Certificates) and (ii) with respect to each Class of Accrual Certificates, the lesser of the Principal Balance of such Class of Accrual Certificates and the Original Principal Balance of such Class of Accrual Certificates.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of a Class of Accrual Certificates, the Original Principal Balance of such Class, if lower) by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall and (iii) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

            (i) the Class A Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class A Prepayment Percentage of the Non-PO Recovery for such Distribution Date.

            Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

            Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the sum of the Accrual Distribution Amounts, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

            Class A Pass-Through Rate: As to the Class A-1 Certificates, 5.500% per annum. As to the Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-R and Class A-LR Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-2 Certificates, the Class A-2 Pass-Through Rate. As to the Class A-3 Certificates, the Class A-3 Pass-Through Rate. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Subordination Depletion Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in July 2007, 100%. As to any Distribution Date subsequent to July 2007 to and including the Distribution Date in July 2008, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2008 to and including the Distribution Date in July 2009, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2009 to and including the Distribution Date in July 2010, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2010 to and including the Distribution Date in July 2011, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2011, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to the Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the July preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). No reduction in the Class A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the current Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed
(1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including August 2007 and July 2008, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including August 2008 and July 2009, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including August 2009 and July 2010,
(4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including August 2010 and July 2011, and (5) 50% of the Original Class B Principal Balance, if such Distribution Date occurs during or after August 2011. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

            Class A Unpaid Interest Shortfall: As to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class (or in the case of a Class of Accrual Certificates prior to the Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause
(ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

            Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-2 Pass-Through Rate: With respect to the Distribution Date occurring in August 2002, 2.390% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 0.550% plus LIBOR subject to a minimum rate of 0.550% and a maximum rate of 8.500%.

            Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3 Certificateholder: The registered holder of a Class A-3 Certificate.

            Class A-3 Pass-Through Rate: With respect to the Distribution Date occurring in August 2002, 6.110% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 7.950% minus LIBOR subject to a minimum rate of 0.000% and a maximum rate of 7.950%.

            Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4 Certificateholder: The registered holder of a Class A-4 Certificate.

            Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5 Certificateholder: The registered holder of a Class A-5 Certificate.

            Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit C hereto.

            Class A-6 Certificateholder: The registered holder of a Class A-6 Certificate.

            Class A-6 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class A-6 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class A-7 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit C hereto.

            Class A-7 Certificateholder: The registered holder of a Class A-7 Certificate.

            Class A-7 Loss Allocation Amount: With respect to any Determination Date after the Subordination Depletion Date the lesser of (a) the Principal Balance of the Class A-7 Certificates with respect to such Determination Date prior to any reduction for the Class A-7 Loss Allocation Amount and (b) the Class A-6 Loss Amount.

            Class A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit C hereto.

            Class A-8 Certificateholder: The registered holder of a Class A-8 Certificate.

            Class A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit C hereto.

            Class A-LR Certificateholder: The registered holder of the Class A-LR Certificate.

            Class A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Subordination Depletion Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause
(B) of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan and (B) the sum of (x) the sum of the Class A-PO Recoveries for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Subordination Depletion Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum as to each Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Scheduled Principal Balance of each Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class A-PO Recovery for such Distribution Date.

            Class A-PO Recovery: As to any Distribution Date prior to the Subordination Depletion Date, the lesser of (a) the Class A-PO Deferred Amount for such Distribution Date (calculated without regard to the Class A-PO Recovery for such Distribution Date) and (b) an amount equal to the sum as to each Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Mortgage Loan and (y) the amount of the Recovery with respect to such Mortgage Loan. As to any Distribution Date on or after the Subordination Depletion Date, the amount determined in accordance with clause (b) above.

            Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: With respect to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date, 6.500% per annum.

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-1 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-1 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the Original Class B-1 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates
(A) pursuant to Paragraph seventh of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-1 Certificates are the most subordinate Certificates outstanding, the Class B-1 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

            Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-2 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-2 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the Original Class B-2 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates
(A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-2 Certificates are the most subordinate Certificates outstanding, the Class B-2 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

            Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-3 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-3 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the Original Class B-3 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates
(A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-3 Certificates are the most subordinate Certificates outstanding, the Class B-3 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

            Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth and sixteenth of Section 4.01(a)(i).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-4 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-4 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the Original Class B-4 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates
(A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-4 Certificates are the most subordinate Certificates outstanding, the Class B-4 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

            Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth and nineteenth of Section 4.01(a)(i).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a)(i).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-5 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-5 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the Original Class B-5 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates
(A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-5 Certificates are the most subordinate Certificates outstanding, the Class B-5 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

            Class B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a)(i).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and
(y) the sum of:

            (i) the Class B-6 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Loan;

            (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Sections 2.02 or 2.03; and

            (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

(II) the Class B-6 Prepayment Percentage of the Non-PO Recovery for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the Original Class B-6 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i); provided, however, if the Class B-6 Certificates are outstanding, the Class B-6 Principal Balance will equal the difference, if any, between the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

            Class B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating Interest: With respect to any Distribution Date, the least of (a) the aggregate Prepayment Interest Shortfall on the Mortgage Loans for such Distribution Date, (b) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (c) the Available Master Servicing Compensation for such Distribution Date.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument, is located at 401 South Tryon Street, Charlotte, North Carolina 28288.

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes as follows:

Uncertificated Lower-Tier Interest     Corresponding Upper-Tier Class or Classes
----------------------------------     -----------------------------------------

Class A-L1 Interest                    Class A-1 Certificates, Class A-2
                                       Certificates and Class A-3 Certificates

Class A-L4 Interest                    Class A-4 Certificates, Class A-5
                                       Certificates, Class A-6 Certificates,
                                       Class A-7 Certificates and Class A-8
                                       Certificates

Class A-LPO Interest                   Class A-PO Certificates

Class A-LUR Interest                   Class A-R Certificate

Class B-L1 Interest                    Class B-1 Certificates

Class B-L2 Interest                    Class B-2 Certificates

Class B-L3 Interest                    Class B-3 Certificates

Class B-L4 Interest                    Class B-4 Certificates

Class B-L5 Interest                    Class B-5 Certificates

Class B-L6 Interest                    Class B-6 Certificates

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Class A Certificates pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Curtailment Interest Shortfall: On any Distribution Date with respect to a Mortgage Loan which was the subject of a Curtailment:

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Curtailment is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Curtailment is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Curtailment is received.

            Custodial Agreement: The Custodial Agreement, dated as of July 29, 2002, among the Custodian, the Seller, the Master Servicer and the Trustee, which agreement is attached hereto as Exhibit E, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Wells Fargo Bank Minnesota, National Association, or its successor in interest under the Custodial Agreement.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates: As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-3 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-3 Certificates, the amount specified on the face of each such Certificate representing the portion of the Original Notional Amount.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 6.500%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

            (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

            (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

            (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

            (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

            (ix) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Eligible Investments hereunder, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Class A Certificates (other than the Class A-4 and Class A-5 Certificates) is August 25, 2032, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended. The Final Scheduled Maturity Date for the Class A-4 and Class A-5 Certificates is June 25, 2013 and March 25, 2020, respectively.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 6.500%,
(b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 6.500%, (ii) the applicable Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates, (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class or, in the case of the Class A-3 Certificates, the Notional Amount, as of the Determination Date immediately preceding such Distribution Date minus (ii) the Class A Interest Percentage of such Class of (a) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (b) any Relief Act Shortfall allocated to the Class A Certificates and (c) the interest portion of any Realized Losses allocated to the Class A Certificates on or after the Subordination Depletion Date pursuant to Section 4.02(c). The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of the sum of any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B Certificates with respect to such Distribution Date.

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one month U.S. dollar deposits, as determined by the Trustee on the related Rate Determination Date in accordance with Section 4.07.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England, the City of New York and Charlotte, North Carolina.

            LIBOR Certificates: Any of the Class A-2 and Class A-3 Certificates.

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 4.01(a)(ii).

            Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans (other than Fixed Retained Yield), such amounts as shall from time to time be held in the Certificate Account (other than Fixed Retained Yield), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Master Servicer: Wells Fargo Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate: As set forth in Section 11.26.

            MERS: As defined in Section 2.01.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            Month End Interest: As defined in each Servicing Agreement.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's: Moody's Investors Service, Inc., or its successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of July 29, 2002 between WFHM, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3 which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Sections 2.02, 2.03 or 2.06 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

            (i)    the Mortgage Loan identifying number;

            (ii)   the city, state and zip code of the Mortgaged Property;

            (iii)  the type of property;

            (iv)   the Mortgage Interest Rate;

            (v)    the Net Mortgage Interest Rate;

            (vi)   the Monthly Payment;

            (vii)  the original number of months to maturity;

            (viii) the scheduled maturity date;

            (ix)   the Cut-Off Date Principal Balance;

            (x)    the Loan-to-Value Ratio at origination;

            (xi)   whether such Mortgage Loan is a Subsidy Loan;

            (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

            (xiii) the applicable Servicing Fee Rate;

            (xiv)  the Master Servicing Fee Rate;

            (xv)   Fixed Retained Yield Rate, if applicable; and

            (xvi) for each Other Servicer Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Sections 2.02, 2.03 or 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder: As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Mortgage Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 6.500%.

            Non-PO Recovery: As to any Distribution Date, the amount of all Recoveries received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the Class A-PO Recovery for such Distribution Date.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer or the Trustee determination, an Officer's Certificate of the Master Servicer delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the sum of (i) the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date and (ii) Curtailment Interest Shortfalls with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Subordination Depletion Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Subordination Depletion Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person: As defined in Section 4.01(f).

            Notional Amount: As to any Distribution Date, an amount equal to the Principal Balance of the Class A-2 Certificates.

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or fifth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-R and Class A-LR Certificates as set forth in
Section 11.05.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in
Section 11.08.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.10.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.11.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.12.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.13.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.14.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.16.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.17.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.18.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.19.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.20.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Notional Amount: The Original Notional Amount as set forth in Section 11.05(a).

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.09.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer: Any of the Servicers other than WFHM.

            Other Servicer Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

            Other Servicing Agreements: The Servicing Agreements other than the WFHM Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Sections 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Custodian for each Mortgage Loan that contains the documents specified in the Servicing Agreements under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the Unscheduled Principal Receipt Period in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate (other than the Class A-3 Certificates), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class A-3 Certificate, the undivided percentage interest obtained by dividing the original notional amount evidenced by such Certificate by the Original Notional Amount. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan: As defined in Section 5.02(c).

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Class A Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03, and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Mortgage Loans repurchased by the Seller pursuant to Sections 2.02, 2.03 or 3.08 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Mortgage Loan substituted for a Mortgage Loan pursuant to Sections 2.02,
      2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Liquidation Profits;

            (k) Month End Interest; and

            (l) all amounts reimbursable to a Servicer for PMI Advances.

            Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates (other than the Class A-3 Certificates), the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Subordination Depletion Date and as to any Class of Class A Certificates, the Original Principal Balance of such Class (increased in the case of a Class of Accrual Certificates by the applicable Accrual Distribution Amounts with respect to prior Distribution Dates) less the sum of all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a)(i), (ii) as a result of a Principal Adjustment and (iii), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates. After the Subordination Depletion Date, each such Principal Balance of a Class of Class A Certificates will also be reduced (if clause (i) is greater than clause (ii)) or increased (if clause (i) is less than clause (ii)) on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the difference, if any, between (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence and (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date; provided, however, that the amount of any such reduction for the Class A-6 Certificates will be decreased by the Class A-7 Loss Allocation Amount. After the Subordination Depletion Date, the Principal Balance for the Class A-7 Certificates will additionally be reduced by the Class A-7 Loss Allocation Amount. In addition, any increase allocated to the Class A-6 Certificates pursuant to the third sentence above will instead increase the Principal Balances of the Class A-7 Certificates.

            As of any subsequent Determination Date prior to the Subordination Depletion Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Subordination Depletion Date, the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            The Class A-3 Certificates are interest only Certificates and have no Principal Balance.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Notwithstanding the foregoing, no Principal Balance of a Class will be increased on any Determination Date such that the Principal Balance of such Class exceeds its Original Principal Balance (plus any applicable Accrual Distribution Amounts previously added to the Principal Balance of a Class of Accrual Certificates) less all amounts previously distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph third clause (A) of
Section 4.01(a)(i), Paragraph third clause (B) of Section 4.01(a)(i), or Paragraphs seventh, tenth, thirteenth, sixteenth, nineteenth or twenty-second of
Section 4.01(a)(i).

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Priority Amount: For any Distribution Date, the lesser of (i) the Principal Balance of the Class A-8 Certificates and (ii) the product of (1) the Priority Percentage, (2) the Shift Percentage and (3) the sum of the Scheduled Principal Amount and the Unscheduled Principal Amount.

            Priority Percentage: The Principal Balance of the Class A-8 Certificates divided by the Aggregate Non-PO Principal Balance.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated May 21, 2002 as supplemented by the prospectus supplement dated July 23, 2002, relating to the Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are S&P and Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is S&P. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean A-1 in the case of S&P, P-1 in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of S&P and Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Reference Banks: Initially, the Reference Banks shall be Deutsche Bank International, Bank of America, N.A., Citibank, N.A., and The Fuji Bank, Limited. If any of these banks are not available, the Trustee shall select from one of the following banks a substitute Reference Bank: Credit Suisse First Boston Corporation, Westdeutsche Landesbank Girozentrale, JPMorgan Chase Bank or National Westminster Bank Plc. If any of these banks are not available, the Trustee shall in its discretion select another Reference Bank.

            Relief Act Shortfall: Any interest shortfalls arising as a result of the reduction in the amount of monthly interest payments on any Mortgage Loans as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended or comparable state legislation. Any Relief Act Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and (b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date: As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

            Scheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(i) and Iy(iv) of the definition of Class A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Class A Percentage.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of WFHM, SunTrust Mortgage, Inc., Colonial Savings, F.A., Hibernia National Bank, HSBC Mortgage Corporation (USA), National City Mortgage Co., Navy Federal Credit Union, Chevy Chase Bank, F.S.B., Washington Mutual Bank, FA and CUNA Mutual Mortgage Corporation, as a Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In                                  Shift Percentage
------------------------------                                  ----------------
August 2002 through July 2007................................           0%
August 2007 through July 2008................................          30%
August 2008 through July 2009................................          40%
August 2009 through July 2010................................          60%
August 2010 through July 2011................................          80%
August 2011 and thereafter...................................         100%

            Similar Law: As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.24.

            Startup Day: As defined in Section 2.05.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Prepayment Percentage for such date.

            Subordination Depletion Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

            Subordination Depletion Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Subordination Depletion Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full or Curtailment):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Subsidy Account: If the Trust Estate contains any Subsidy Loans, the deposit account or accounts created and maintained by the Servicer for deposit of Subsidy Funds and amounts payable under interest subsidy agreements relating to mortgage loans other than the Mortgage Loans.

            Subsidy Funds: If the Trust Estate contains any Subsidy Loans, funds contributed by the employer of a Mortgagor in order to reduce the payments required from the Mortgagor for a specified period in specified amounts.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan: As defined in Section 2.02.

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Sections 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and all other property and rights described in the first paragraph of Section 2.01.

            Trustee: Wachovia Bank, National Association, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Type 1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Mid-Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Type 2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Sections 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Prior Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Uncertificated Lower-Tier Interest: Any of the Class A-L1 Interest, the Class A-L4 Interest, the Class A-LPO Interest, the Class A-LUR Interest, the Class B-L1 Interest, the Class B-L2 Interest, the Class B-L3 Interest, the Class B-L4 Interest, the Class B-L5 Interest and the Class B-L6 Interest.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Amount: The sum for each outstanding Mortgage Loan (including each defaulted Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(ii) and Iy(iii) of the definition of Class A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Class A Prepayment Percentage.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

            Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: As defined in Section 4.01(f).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Class A-3 Certificates will each be entitled to 1% of the aggregate Voting Interest represented by all Certificates and each remaining Class of Certificates will be entitled to a pro rata portion of the remaining Voting Interest equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Class A Principal Balance and the Class B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

            WFHM: Wells Fargo Home Mortgage, Inc., or its successor in interest.

            WFHM Correspondents: The entities listed on the Mortgage Loan Schedule, from which WFHM purchased the Mortgage Loans.

            WFHM Servicing Agreement: The Servicing Agreement providing for the servicing of the Type 1 Mortgage Loans and Type 2 Mortgage Loans initially by WFHM.

            SECTION 1.02 ACTS OF HOLDERS.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04 BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01 CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, (d) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Subsidy Account relating to any Subsidy Loan and (e) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by WFHM or the applicable WFHM Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Custodian promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Custodian any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Custodian within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Custodian on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Custodian the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, if (i) with respect to a particular state the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make the assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrancers of the Mortgaged Property or (ii) the Seller has been advised by each Rating Agency that non-recordation in a state will not result in a reduction of the rating assigned by that Rating Agency at the time of initial issuance of the Certificates. In the event that the Custodian receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Custodian shall promptly notify the Trustee and the Custodian shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Custodian and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02 ACCEPTANCE BY CUSTODIAN.

            Subject to the provisions of the following paragraph, pursuant to the Custodial Agreement, the Custodian, on behalf of the Trustee, will declare that it holds and will hold the documents delivered to it pursuant to Section
2.01 above and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. Upon execution of this Agreement, the Custodian will deliver to the Seller and the Trustee an initial certification in the form of Exhibit N hereto, to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Notes relating to each Mortgage Loan on the Mortgage Loan Schedule.

            The Custodian will review each Owner Mortgage Loan File within 45 days after execution of this Agreement and will deliver to the Seller and the Trustee a final certification in the form of Exhibit O hereto to the effect that, except as may be specified in a list of exceptions attached thereto, all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule based on a comparison of the Mortgage Loan identifying number, Mortgagor name and street address, and in so doing the Custodian may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon.

            If within such 45 day period the Custodian finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the final certification) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to
(a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate less any Fixed Retained Yield through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Custodian and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Custodian of a Request for Release signed by an officer of the Seller, the Custodian shall release to the Seller the related Owner Mortgage Loan File. The Trustee shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Custodian to give the final certification or the Trustee to give any notice within the required time periods shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER
                         AND THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

            (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

            (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

            (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
      Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

            (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

            (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

            (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

            (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

            (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

            (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

            (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

            (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

            (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

            (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

            (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

            (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

            (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

            (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

            (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Custodian and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04 EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY
                         AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class A-L1 Interest, Class A-L4 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is August 25, 2032 for purposes of Code Section 860G(a)(1).

            SECTION 2.06 OPTIONAL SUBSTITUTION OF MORTGAGE LOANS.

            During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Mortgage Loan a Substitute Mortgage Loan meeting the requirements of Section 2.02. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in
Section 2.02, shall be deposited in the Certificate Account.

                                  ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01 CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

            (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

            (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Sections 2.02, 2.03 or 3.08 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02 PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.06, 3.08 or 9.01) respecting which any such Periodic Advance was made;

            (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

            (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

            (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

            (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.13(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Sections 2.02, 2.03 or 2.06 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

            (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

            (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

            (x) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

            (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

            (xii) to clear and terminate the Certificate Account pursuant to
      Section 9.01; and

            (xiii) to pay to WFHM from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            SECTION 3.03 ADVANCES BY MASTER SERVICER AND TRUSTEE.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In addition, if under the terms of an Other Servicing Agreement, the applicable Servicer is not required to make Periodic Advances on a Mortgage Loan or REO Mortgage Loan through the liquidation of such Mortgage Loan or REO Mortgage Loan, the Master Servicer to the extent provided hereby shall make the Periodic Advances thereon during the period the Servicer is not obligated to do so. In the event WFHM fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the WFHM Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.14, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of WFHM or such Other Servicer, as the case may be, (ii) the amount actually advanced by WFHM or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder, including any amount the Master Servicer is required to advance pursuant to the second sentence of this Section 3.03(a) and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent WFHM fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the WFHM Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of WFHM, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04 CUSTODIAN TO COOPERATE;
                         RELEASE OF OWNER MORTGAGE LOAN FILES.

            In connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer or applicable Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and the Master Servicer or applicable Servicer shall deliver two copies of such Request for Release to the Custodian. The Custodian shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer or such Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer or Custodian two copies of a Request for Release in hard copy or in electronic format acceptable to the Custodian. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request in hard copy or in electronic format acceptable to the Custodian. The Custodian shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return the Owner Mortgage Loan File to the Custodian by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. Upon receipt of two copies of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Custodian shall amend its records.

            Upon written certification of the Master Servicer or the Servicer pursuant to clause (ii) of the preceding paragraph, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05 REPORTS TO THE TRUSTEE; ANNUAL COMPLIANCE STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee. Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a report identifying (i) all requests made by Servicers for the release of documents by the Custodian during the immediately preceding calendar month and (ii) all documents released by the Custodian during the immediately preceding calendar month.

            (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE
                         LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Custodian shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Custodian shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07 AMENDMENTS TO SERVICING AGREEMENTS,
                         MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee pursuant to
Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the WFHM Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

            (ii) The Master Servicer may direct WFHM to enter into an amendment to the WFHM Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08 OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless
(i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under
Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence; provided, however, that no such Opinion of Counsel need be delivered if the sole purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a Curtailment such that the Mortgage Loan is fully amortized by its original maturity date.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall have a limited option to repurchase any defaulted Mortgage Loan or REO Mortgage Loan during the following time periods: (i) beginning on the first day of the second month following the month in which the Master Servicer has reported that a Servicer has initiated foreclosure proceedings with respect to such a defaulted Mortgage Loan, with such repurchase option expiring on the last day of such second following month; (ii) beginning on the first day of the second month following the month in which the Master Servicer has reported that such defaulted Mortgage Loan has become an REO Mortgage Loan, with such repurchase option expiring on the last day of such second following month; and (iii) beginning on the day on which a Servicer accepts a contractual commitment by a third party to purchase the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan, with such repurchase option expiring on the earlier of the last day of the month in which such contractual commitment was accepted by the Servicer or the day immediately prior to the day on which the closing occurs with respect to such third party purchase of the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan. The Seller shall be entitled to repurchase at its option any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, WFHM requests the Seller to repurchase and to sell to WFHM to facilitate the exercise of WFHM's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any Mortgage Loan repurchased pursuant to this paragraph shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Custodian shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Custodian shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Custodian, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or the Lower-Tier REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09 TERMINATION AND SUBSTITUTION OF SERVICING AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) WFHM fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides WFHM written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the WFHM Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10 APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11 ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            SECTION 4.01 DISTRIBUTIONS.

            (a) (i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to a Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Class A Unpaid Interest Shortfall; provided that prior to the Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to a Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with
Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth below, third to the Class B-4 Certificates pursuant to Paragraph sixteenth below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

            fifth, to the Class B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

            sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

            seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eighth, to the Class B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

            ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

            tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eleventh, to the Class B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

            twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

            thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

            fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

            sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

            eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

            nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

            twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

            twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

            twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance or Notional Amount of any Class (other than the Class A-R or Class A-LR Certificate) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-3 and Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their outstanding Principal Balances.

            (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed (or, in the case of a Class of Accrual Certificates, added to their Principal Balance) thereon. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the Principal Balance of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class or Classes.

            The pass-through rate with respect to the Class A-L1 Interest, Class A-L4 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 6.500% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (iii) The Class A-3 Certificates are interest-only Certificates and are not entitled to distributions in respect of principal.

            I. On each Distribution Date occurring prior to the Accretion Termination Date for the Accrual Certificates, the Accrual Distribution Amounts for the Accrual Certificates will be allocated, sequentially, as follows:

            first, sequentially, to the Class A-4 and Class A-5 Certificates;
      and

            second, concurrently, to the Class A-6 and Class A-7 Certificates, rpo rata.

            II. On each Distribution Date occurring prior to the Subordination Depletion Date, the Class A Non-PO Principal Amount will be allocated among and distributed in reduction of the Principal Balances of the Class A Certificates (other than the Class A-PO Certificates) sequentially as follows:

            first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata;

            second, to the Class A-8 Certificates up to the Priority Amount for such Distribution Date;

            third, concurrently, to the Class A-1 and Class A-2 Certificates, pro rata;

            fourth, sequentially, to the Class A-4 and Class A-5 Certificates;

            fifth, concurrently, to the Class A-6 and Class A-7 Certificates, pro rata; and

            sixth, to the Class A-8 Certificates.

            (b) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Subordination Depletion Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (c) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

            (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

            (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (d) The Trustee shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trustee may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

            (e) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this
Section 4.01(f) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance or Notional Amount of any Class of Class A Certificates (other than the Class A-R or Class A-LR Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a)(i).

            (f) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02 ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions) will be allocated as follows:

            first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

            second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

            third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

            fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

            fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

            sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

            seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (c) After the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (d) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

            (e) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

            (f) With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            SECTION 4.03 PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

            (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04 STATEMENTS TO CERTIFICATEHOLDERS;
                         REPORTS TO THE TRUSTEE AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

            (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the amount of any Relief Act Shortfall allocated to each Class of Class A Certificates for such Distribution Date;

            (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the amount of any Relief Act Shortfall allocated to each Class of Class B Certificates for such Distribution Date;

            (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

            (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

            (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

            (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

            (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by WFHM and, collectively, by the Other Servicers as of such Distribution Date;

            (x) the Class A Percentage for such Distribution Date;

            (xi) the Class A Prepayment Percentage for such Distribution Date;

            (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for such Distribution Date;

            (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for such Distribution Date;

            (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

            (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

            (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (xvii) the principal and interest portions of Realized Losses allocated as of such Distribution Date;

            (xviii) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

            (xix) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

            (xx) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

            (xxi) in the case of the Class A-3 Certificates, the Notional Amount, if any;

            (xxii) in the case of each Class of LIBOR Certificates, the applicable Class A Pass-Through Rate;

            (xxiii) the Class A-PO Deferred Amount if any;

            (xxiv) the amount of PMI Advances made by a Servicer, if any; and

            (xxv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination, and as a dollar amount per Class A-R and Class A-LR Certificates with a $50 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon request, furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Paying Agent shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or, Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A, which information shall be provided on a timely basis to the Paying Agent by the Master Servicer.

            SECTION 4.05 REPORTS TO MORTGAGORS AND THE INTERNAL REVENUE SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF
                         INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

            SECTION 4.07 DETERMINATION OF LIBOR.

            On each Rate Determination Date, the Trustee shall determine LIBOR for the Distribution Date occurring in the succeeding month on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Bridge Telerate Service.

            If on any Rate Determination Date the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the Distribution Date in the succeeding month will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates that the Reference Banks are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (b) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate that the Reference Banks are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the Distribution Date in the succeeding month will be LIBOR as determined on the previous Rate Determination Date, or, in the case of the first Rate Determination Date, 1.840%.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Class A Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (704) 374-2117 and make a request therefor during normal working hours on any Business Day.

                                   ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01 THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-R and Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance or Original Notional Amount of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-PO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            SECTION 5.02 REGISTRATION OF CERTIFICATES.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or
(ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) if such transferee is an insurance company,
(A) the source of funds used to purchase the Class B-4, Class B-5 or Class B-6 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B-4, Class B-5 or Class B-6 Certificate is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B-4, Class B-5 or Class B-6 Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class B-4, Class B-5 or Class B-6 Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class B-4, Class B-5 and Class B-6 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due, (iv) the transferee will not cause income from the Class A-R or Class A-LR Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable tax treaty of such transferee or any other person, and
(v) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as
Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03 MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04 PERSONS DEEMED OWNERS.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06 MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07 DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08 NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01 LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER
                         SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER
                         SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of its duties and obligations and any legal action relating to this Agreement or the Certificates, including without limitation, any legal action against the Trustee in its capacity as trustee hereunder, other than any loss, liability or expense (including without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            SECTION 6.04 RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05 COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

            SECTION 6.06 ASSIGNMENT OR DELEGATION OF DUTIES BY MASTER SERVICER.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07 INDEMNIFICATION OF TRUSTEE AND SELLER BY MASTER
                         SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                  ARTICLE VII

                                     DEFAULT

            SECTION 7.01 EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

            (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02 OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE
                         DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04 ACTION UPON CERTAIN FAILURES OF THE MASTER SERVICER AND
                         UPON EVENT OF DEFAULT.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05 TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06 NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01 DUTIES OF TRUSTEE.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; and

            (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02 CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

            (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03 TRUSTEE NOT REQUIRED TO MAKE INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee, shall be repaid by the Master Servicer upon demand.

            SECTION 8.04 TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05 TRUSTEE MAY OWN CERTIFICATES.

            The Trustee and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06 THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, from its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and, except as otherwise agreed by the Master Servicer and the Trustee, the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith. The Trustee shall have no right of reimbursement from the Trust Estate for any such expenses, disbursements and advances not paid or reimbursed to it by the Master Servicer.

            SECTION 8.07 ELIGIBILITY REQUIREMENTS.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            SECTION 8.08 RESIGNATION AND REMOVAL.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09 SUCCESSOR.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all documents and statements held by it hereunder, and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07.

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10 MERGER OR CONSOLIDATION.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee, hereunder; provided, however, that (i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and
(ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            SECTION 8.11 AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12 SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13 TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans), other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L4, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject any of the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow the either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Treasury Regulations
Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be the tax matters persons for the Upper-Tier REMIC and Lower-Tier REMIC, respectively, in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of either REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of either REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee, respectively, to perform its obligations under this
Section 8.13.

            SECTION 8.14 MONTHLY ADVANCES.

            In the event that WFHM fails to make a Periodic Advance required to be made pursuant to the WFHM Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by WFHM, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01 TERMINATION UPON PURCHASE BY THE SELLER OR LIQUIDATION
                         OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.13 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i), the Seller shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(a) and
(e) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02 ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) The notice given by the Trustee under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC; and

            (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01 AMENDMENT.

            (a) This Agreement or the Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake,
(ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Lower-Tier REMIC or the Upper-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and the Lower-Tier Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement or the Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

            (a) changing the Applicable Unscheduled Principal Receipt Period for Type 2 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

            (b) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            SECTION 10.02 RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03 LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04 GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05 NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and
(iii) in the case of the Trustee, to the Corporate Trust Office or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Servicer or a Certificateholder.

            SECTION 10.06 SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07 SPECIAL NOTICES TO RATING AGENCIES.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 10.01(a);

            (ii) any sale or transfer of the Class B Certificates pursuant to
      Section 5.02 to an affiliate of the Seller;

            (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

            (iv) any resignation of the Master Servicer pursuant to Section
      6.04;

            (v) the occurrence of any of the Events of Default described in
      Section 7.01;

            (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

            (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

            (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the resignation of the Custodian or the appointment of a successor Custodian pursuant to the Custodial Agreement;

            (ii) the resignation or removal of the Trustee pursuant to Section 8.08;

            (iii) the appointment of a successor trustee pursuant to Section 8.09; or

            (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c) The Master Servicer shall deliver to each Rating Agency:

            (i) reports prepared pursuant to Section 3.05; and

            (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08 COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09 RECHARACTERIZATION.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            SECTION 11.01 CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 6.500% per annum.

            SECTION 11.02 CUT-OFF DATE.

            The Cut-Off Date for the Certificates is July 1, 2002.

            SECTION 11.03 CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $400,626,546.12.

            SECTION 11.04 ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 97.24200413%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A
                          CERTIFICATES.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                                     Original
              Class                             Principal Balance
              -----                             -----------------
            Class A-1                            $190,000,000.00
            Class A-2                            $ 95,000,000.00
            Class A-4                            $ 20,500,000.00
            Class A-5                            $ 22,351,000.00
            Class A-6                            $ 19,760,000.00
            Class A-7                            $    240,000.00
            Class A-8                            $ 40,600,000.00
            Class A-PO                           $  1,158,123.00
            Class A-R                            $         50.00
            Class A-LR                           $         50.00

            SECTION 11.05(A) ORIGINAL NOTIONAL AMOUNT

            The Original Notional Amount is $95,000,000.00.

            SECTION 11.06 ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $388,451,100.00.

            SECTION 11.07 ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 2.75799587%.

            SECTION 11.08 ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $11,017,322.58.

            SECTION 11.09 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B
                          CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                                     Original
              Class                             Principal Balance
              -----                             -----------------
            Class B-1                             $5,208,000.00
            Class B-2                             $2,203,000.00
            Class B-3                             $1,603,000.00
            Class B-4                             $  601,000.00
            Class B-5                             $  801,000.00
            Class B-6                             $  601,322.58

            SECTION 11.10 ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 1.45426327%.

            SECTION 11.11 ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 0.90278038%.

            SECTION 11.12 ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.50149710%.

            SECTION 11.13 ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest is 0.35104716%.

            SECTION 11.14 ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original Class B-5 Fractional Interest is 0.15053069%.

            SECTION 11.15 ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 1.30373259%.

            SECTION 11.16 ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.55148289%.

            SECTION 11.17 ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.40128328%.

            SECTION 11.18 ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.15044994%.

            SECTION 11.19 ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.20051648%.

            SECTION 11.20 ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.15053069%.

            SECTION 11.21 CLOSING DATE.

            The Closing Date is July 29, 2002.

            SECTION 11.22 RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $40,062,654.61 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23 WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A Certificates (other than the Class A-3, Class A-R and Class A-LR) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. The Class A-R and Class A-LR Certificates are not eligible for wire transfer. With respect to the Class A-3 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 1% Percentage Interest.

            SECTION 11.24 SINGLE CERTIFICATE.

            A Single Certificate for each Class of Class A Certificates (other than the Class A-3, Class A-7, Class A-PO, Class A-R and Class A-LR Certificates) represents a $25,000 Denomination. A Single Certificate for the Class A-3 Certificates represents a $1,397,100 Denomination. A Single Certificate for the Class A-7, Class A-PO, Class B-1, Class B-2 and Class B-3 Certificates represents a $100,000 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $50 Denomination.

            SECTION 11.25 SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26 MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        WELLS FARGO ASSET SECURITIES
                                           CORPORATION
                                             as Seller


                                        By: ____________________________________
                                            Name:  Susan M. Hughes
                                            Title: Vice President


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION
                                             as Master Servicer


                                        By: ____________________________________
                                            Name:  William B. Hill III
                                            Title: Vice President


                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                           as Trustee


                                        By: ____________________________________
                                            Name:
                                            Title:

Attest:
By: ___________________________________
Name: _________________________________
Title: ________________________________

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )

      On this 29th day of July, 2002, before me, a notary public in and for the State of Maryland, personally appeared Susan M. Hughes, known to me who, being by me duly sworn, did depose and say that she resides in McLean, Virginia; that she is Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )

            On this 29th day of July, 2002, before me, a notary public in and for the State of Maryland, personally appeared William B. Hill, III, known to me who, being by me duly sworn, did depose and say that he resides in Frederick, Maryland; that he is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.


_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 29th day of July, 2002, before me, a notary public in and for the State of North Carolina, personally appeared ___________________, known to me who, being by me duly sworn, did depose and say that s/he resides in _________________, North Carolina; that s/he is a ____________________ of
Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said association.


_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 29th day of July, 2002, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides in __________________, North Carolina; that he is a _____________________ of
Wachovia Bank National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said association.


_________________________
Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AA 5            First Distribution Date: August 26, 2002

ISIN No.: US94979AAA51            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 5.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AB 3            First Distribution Date: August 26, 2002

ISIN No.: US94979AAB35            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in August 2002 will be 2.390% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 0.550% plus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.550% and a maximum rate of 8.500%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AC 1            First Distribution Date: August 26, 2002

ISIN No.: US94979AAC18            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such Distribution Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-3 Certificates are not entitled to distributions in respect of principal. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in August 2002 will be 6.110% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 7.950% minus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.000% and a maximum rate of 7.950%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AD 9            First Distribution Date: August 26, 2002

ISIN No.: US94979AAD90            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: June 25, 2013
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                    Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AE 7             First Distribution Date: August 26, 2002

ISIN No.: US94979AAE73             Denomination: $

Percentage Interest evidenced      Final Scheduled Maturity Date: March 20, 2020
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AF 4            First Distribution Date: August 26, 2002

ISIN No.: US94979AAF49            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of the Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be 6.500% per annum. Prior to the Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-6 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            AFTER THE SUBORDINATION DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS A-6 CERTIFICATES WILL BE BORNE BY THE CLASS A-7 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AG 2            First Distribution Date: August 26, 2002

ISIN No.: US94979AAG22            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of the Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 6.500% per annum. Prior to the Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class A-7 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AH 0            First Distribution Date: August 26, 2002

ISIN No.: US94979AAH05            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of the Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
  CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2002-15, CLASS A-PO

            evidencing an interest in a pool of fixed interest rate,
            conventional, monthly pay, fully amortizing, first lien,
        one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing
                              corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AJ 6            First Distribution Date: August 26, 2002

ISIN No.: US94979AAJ60            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates are not entitled to distributions in respect of interest.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AK 3            First Distribution Date: August 26, 2002

ISIN No.: US94979AAK34            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2002-15, CLASS A-LR

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AL 1            First Distribution Date: August 26, 2002

ISIN No.: US94979AAL17            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-LR Certificate required to be distributed to the Holder of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS B-1

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include
   loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AM 9            First Distribution Date: August 26, 2002

ISIN No.: US94979AAM99            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS B-2

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AN 7            First Distribution Date: August 26, 2002

ISIN No.: US94979AAN72            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS B-3

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AP 2            First Distribution Date: August 26, 2002

ISIN No.: US94979AAP21            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT _______________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS B-4

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AQ 0            First Distribution Date: August 26, 2002

ISIN No.: US94979AAQ04            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS B-5

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AR 8            First Distribution Date: August 26, 2002

ISIN No.: US94979AAR86            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2002-15, CLASS B-6

 evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                   Cut-Off Date: July 1, 2002

CUSIP No.: 94979A AS 6            First Distribution Date: August 26, 2002

ISIN No.: US94979AAS69            Denomination: $

Percentage Interest evidenced     Final Scheduled Maturity Date: August 25, 2032
by this Certificate: %

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                              Trustee


                                        By _____________________________________
                                              Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
   Authorized Officer

                                    EXHIBIT C

                [Form of Reverse of Series 2002-15 Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-15

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
          (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________
_______________________________________________________

Social Security or other Identifying Number of Assignee:
_______________________________________________________

Dated:

                                        ________________________________________
                                         Signature by or on behalf of assignor

                                        ________________________________________
                                         Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ______________________________________________ account number
_____________, or, if mailed by check, to _____________________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT
                               -------------------

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of July 29, 2002, by and among Wachovia Bank, National Association, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                          W I T N E S S E T H   T H A T
                          - - - - - - - - - -   - - - -

            WHEREAS, the Seller, the Master Servicer, and the Trustee, have entered into a Pooling and Servicing Agreement dated as of July 29, 2002 relating to the issuance of Mortgage Pass-Through Certificates, Series 2002-15 (as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          CUSTODY OF MORTGAGE DOCUMENTS

            Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. Subject to Section 2.3 hereof, the Custodian, as the duly appointed agent of the Trustee for these purposes, declares that it holds and will hold the documents delivered to it pursuant to Section 2.01 of the Pooling and Servicing Agreement and any other documents constituting part of the Owner Mortgage Loan File received on or subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. Unless an assignment of a Mortgage is not required to be recorded in accordance with Section 2.01 of the Pooling and Servicing Agreement, if any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each Custodial File and to provide the initial and final certifications in the forms of Exhibits N and O to the Pooling and Servicing Agreement in accordance with the provisions thereof. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective, the Custodian shall follow the procedures specified in the Pooling and Servicing Agreement.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall follow the procedures specified in the Pooling and Servicing Agreement.

            Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or applicable Servicer shall immediately deliver to the Custodian two copies of a Request for Release or such request in an electronic format acceptable to the Custodian and shall request delivery to it of the Custodial File. The Custodian agrees, within five business days of receipt of such Request for Release, to release the related Custodial File to the Master Servicer or applicable Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer or applicable Servicer shall deliver to the Custodian two copies of a Request for Release of a Servicing Officer requesting that possession of the Custodial File be released to the Master Servicer and certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Custodial File to the Master Servicer or applicable Servicer. The Master Servicer or applicable Servicer shall cause each Custodial File therein so released to be returned to the Custodian when the need therefor by the Master Servicer or applicable Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event of the liquidation of a Mortgage Loan, the Master Servicer or applicable Servicer shall deliver two copies of a Request for Release with respect thereto to the Custodian upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            CONCERNING THE CUSTODIAN

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and in the Pooling and Servicing Agreement. All provisions of the Pooling and Servicing Agreement setting forth duties of the Custodian in more detail are hereby incorporated by reference into this Agreement. Except upon compliance with the provisions of
Section 2.5 of this Agreement and the provisions of the Pooling and Servicing Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee, upon 60 days written notice, may remove the Custodian. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt written notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee

401 South Tryon Street
Charlotte, North Carolina, 28202      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________


Address:                              WELLS FARGO ASSET SECURITIES CORPORATION,
                                         as Seller

7485 New Horizon Way
Frederick, Maryland 21703             By:______________________________________
                                      Name:  Alan S. McKenney
                                      Title: Vice President


Address:                              WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION, as Master Servicer

7485 New Horizon Way
Frederick, Maryland 21703             By:______________________________________
                                      Name:  William B. Hill, III
                                      Title: Vice President


Address:                              WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION, as Custodian

1015 10th Avenue South East
Minneapolis, Minnesota 55414          By:______________________________________
                                         Name:  Bradley D. Johnson
                                         Title: Assistant Vice President

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )


            On this 29th day of July, 2002, before me, a notary public in and for the State of Maryland, personally appeared Alan McKenney, known to me who, being by me duly sworn, did depose and say that he resides at McLean, Virginia; that he is Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )


            On this 29th day of July, 2002, before me, a notary public in and for the State of Maryland, personally appeared William B. Hill, III, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of said corporation.


_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )


            On this 29th day of July, 2002, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of
Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA      )
                        ss.:
COUNTY OF               )


            On this 29th day of July, 2002, before me, a notary public in and for the State of Minnesota, personally appeared Bradley D. Johnson, known to me who, being by me duly sworn, did depose and say that he resides at ________________; that he is a ________________ of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


_________________________
Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT F-1

                        Schedule of Type 1 Mortgage Loans

WFMBS
WFMBS 2002-15 EXHIBIT F-1
F20, F25 & F30 YEAR FIXED NON-RELOCATION MORTGAGE LOANS

(i)        (ii)                                   (iii)      (iv)       (v)        (vi)        (vii)
-----      --------------------   -----   -----   --------   --------   --------   ---------   --------
                                                                        NET
MORTGAGE                                                     MORTGAGE   MORTGAGE   CURRENT     ORIGINAL
LOAN                                      ZIP     PROPERTY   INTEREST   INTEREST   MONTHLY     TERM TO
NUMBER     CITY                   STATE   CODE    TYPE       RATE       RATE       PAYMENT     MATURITY
--------   --------------------   -----   -----   --------   --------   --------   ---------   --------
0001893    RAMONA                 CA      92065   SFD        6.875      6.500      $2,589.28   360
0005866    WESTBORO               MA      01581   SFD        6.875      6.500      $2,562.02   360
0010396    NAPERVILLE             IL      60565   SFD        7.250      6.500      $2,811.93   360
0015136    FRISCO                 TX      75043   SFD        6.875      6.500      $4,309.45   360
0015711    BETHESDA               MD      20816   SFD        6.750      6.483      $3,400.60   360
0037122    CAPTIVA                FL      33924   LCO        7.000      6.500      $2,993.86   360
0039851    CARLSBAD               CA      92009   SFD        7.250      6.500      $3,820.19   360
0043644    MENLO PARK             CA      94025   SFD        6.750      6.483      $2,756.54   360
0047952    WOODLAND HILLS         CA      91367   SFD        6.875      6.500      $2,246.70   360
0049562    CEDAR RAPIDS           IA      52403   SFD        7.000      6.500      $2,405.73   360
0051962    RAPID CITY             SD      57702   SFD        7.250      6.500      $3,187.13   360
0055363    MINNEAPOLIS            MN      55408   LCO        6.750      6.483      $2,044.38   360
0081945    CAPE ELIZABETH         ME      04107   SFD        6.750      6.483      $2,381.65   360
0082250    PACIFIC GROVE          CA      93950   SFD        6.875      6.500      $3,416.03   360
0082774    ROCHESTER              MN      55906   SFD        6.750      6.483      $2,309.01   360
0082948    HIGHLANDS              NC      28741   SFD        6.875      6.500      $4,263.47   360
0084703    KEARNEY                MO      64055   SFD        6.750      6.483      $3,242.99   360
0089076    LIVERMORE              CA      94550   SFD        6.875      6.500      $2,620.88   360
0090283    LUSBY                  MD      20657   SFD        6.875      6.500      $3,810.19   360
0090699    GLEN ELLYN             IL      60137   SFD        6.875      6.500      $2,529.18   360
0098156    SAN DIEGO              CA      92128   SFD        6.625      6.358      $2,100.17   360
0098347    PIEDMONT               CA      94611   SFD        6.750      6.483      $2,837.62   360
0106943    BLAUVELT               NY      10913   SFD        7.250      6.500      $5,372.14   360
0122698    ROSEVILLE              CA      95747   SFD        6.875      6.500      $2,233.56   360
0123312    CARLSBAD               CA      92009   LCO        7.000      6.500      $2,794.27   360
0124351    ST. CHARLES            IL      60175   SFD        7.125      6.500      $2,991.31   360
0126204    TONKA BAY              MN      55331   SFD        6.875      6.500      $6,569.29   360
0132028    SAN DIEGO              CA      92154   SFD        6.875      6.500      $2,129.63   360
0132079    SAN RAFAEL             CA      94903   SFD        6.750      6.483      $2,432.24   360
0139421    HADDONFIELD            NJ      08033   SFD        7.000      6.500      $2,767.66   360
0147118    SAN FRANCISCO          CA      94121   SFD        6.875      6.500      $2,911.18   360
0148053    ALPHARETTA             GA      30004   SFD        6.875      6.500      $2,299.25   360
0148707    PACIFIC PALISADES      CA      90272   SFD        6.750      6.483      $3,891.59   360
0153110    POWAY                  CA      92064   SFD        7.250      6.500      $6,821.76   360
0156104    BONSALL                CA      92003   SFD        7.125      6.500      $5,795.66   360
0157844    NEWINGTON              NH      03801   SFD        6.500      6.233      $2,085.82   360
0160403    LAGUNA HILLS           CA      92653   SFD        6.875      6.500      $4,270.04   360
0163897    SAN DIEGO              CA      92154   SFD        6.750      6.483      $2,239.61   360
0166980    ASHLAND                MA      01721   SFD        7.125      6.500      $2,358.01   360
0168236    SPRINGFIELD            VA      22152   SFD        7.125      6.500      $2,236.75   360
0171960    BIRMINGHAM             AL      35243   SFD        6.750      6.483      $2,272.69   360
0172131    MEDINA                 MN      55356   SFD        7.250      6.500      $4,434.15   360
0175642    MONTGOMERY TWP.        NJ      08502   SFD        7.000      6.500      $2,879.43   360
0176861    VIENNA                 VA      22181   SFD        6.875      6.500      $4,125.51   360
0176953    IRVINGTON              NY      10533   SFD        6.875      6.500      $2,989.03   360
0177319    RYE                    NY      10580   SFD        7.000      6.500      $3,439.61   360
0184574    PALATINE               IL      60067   SFD        7.250      6.500      $2,319.40   360
0184666    PRESCOTT               WI      54021   SFD        6.750      6.483      $3,632.15   360
0187165    SILVER SPRING          MD      20905   SFD        7.000      6.500      $3,193.45   360
0191695    DEEPHAVEN              MN      55391   SFD        6.875      6.500      $2,364.94   360
0191769    SILVERTHORNE           CO      80498   SFD        6.750      6.483      $3,632.15   360
0192316    FORK                   MD      21051   SFD        6.750      6.483      $3,080.84   360
0192878    LIVERMORE              CA      94550   SFD        6.750      6.483      $4,073.20   360
0193070    HOUSTON                TX      77429   SFD        6.875      6.500      $2,669.23   360
0193302    KENSINGTON             MD      20895   SFD        7.250      6.500      $3,587.43   360
0193506    WOODBURY               MN      55125   SFD        7.125      6.500      $3,390.95   360
0194703    PILLAGER               MN      56473   SFD        7.375      6.500      $2,748.89   360
0197623    WAYNE                  IL      60184   SFD        7.000      6.500      $2,494.22   360
0200761    OAKLAND                CA      94602   SFD        7.500      6.500      $3,272.32   360
0202174    CARBONDALE             CO      81623   SFD        7.000      6.500      $2,922.01   360
0206373    POTOMAC                MD      20854   SFD        6.875      6.500      $4,262.81   360
0209242    HAMPTON                VA      23661   SFD        6.875      6.500      $2,299.25   360
0209380    THOUSAND OAKS          CA      91362   SFD        6.875      6.500      $3,140.12   360
0209675    CHEVY CHASE            MD      20815   SFD        6.875      6.500      $3,337.20   360
0209693    EDINA                  MN      55424   SFD        6.875      6.500      $2,299.25   360
0212966    BIRMINGHAM             AL      35223   SFD        7.000      6.500      $4,377.69   360
0218167    WESTLAKE VILLAGE       CA      91361   SFD        6.875      6.500      $2,627.72   360
0220058    LAGUNA NIGUEL          CA      92677   SFD        6.875      6.500      $2,102.17   360
0221328    ALBANY                 CA      94706   SFD        7.250      6.500      $2,701.42   360
0221491    SAMMAMISH              WA      98074   SFD        6.750      6.483      $3,048.41   360
0226410    FAIR HAVEN             NJ      07704   SFD        6.875      6.500      $2,167.87   360
0229167    ROCKVILLE              MD      20852   SFD        6.750      6.483      $2,406.30   360
0229700    NAPERVILLE             IL      60565   SFD        6.875      6.500      $2,562.02   360
0230046    BETHESDA               MD      20814   SFD        7.000      6.500      $4,324.47   360
0230743    HOUSTON                TX      77005   SFD        6.750      6.483      $4,215.89   360
0231425    CHESNEE                SC      29323   SFD        6.750      6.483      $2,205.23   360
0231640    LONG GROVE             IL      60047   SFD        6.875      6.500      $4,270.04   360
0232263    AURORA                 CO      80017   SFD        6.875      6.500      $2,439.05   360
0233462    LAKEWOOD               CA      90712   SFD        7.000      6.500      $2,262.03   360
0234154    TRABUCO CANYON         CA      92679   SFD        6.750      6.483      $2,587.91   360
0234900    SAN DIEGO              CA      92129   SFD        7.125      6.500      $2,452.34   360
0235052    LINCOLNSHIRE           IL      60069   SFD        6.875      6.500      $2,286.12   360
0235186    TAMPA                  FL      33626   SFD        6.875      6.500      $2,299.25   360
0236122    TAMPA                  FL      33602   SFD        6.875      6.500      $2,183.63   360
0236450    BLAINE                 MN      55449   SFD        6.750      6.483      $2,959.23   360
0237694    BOCA RATON             FL      33433   SFD        6.875      6.500      $2,956.18   360
0238042    PALATINE               IL      60067   SFD        6.750      6.483      $2,237.66   360
0238737    INDIAN WELLS           CA      92210   SFD        6.875      6.500      $6,405.06   360
0241271    BURR RIDGE             IL      60527   SFD        6.750      6.483      $3,502.43   360
0241426    LOS ANGELES            CA      90035   SFD        6.875      6.500      $2,299.25   360
0241787    SEATTLE                WA      98119   SFD        6.750      6.483      $2,879.78   360
0243059    SAN FRANCISCO          CA      94127   SFD        6.750      6.483      $3,567.29   360
0243174    SAN DIEGO              CA      92103   MF2        6.625      6.358      $2,676.50   360
0243780    TROY                   OH      45373   SFD        6.875      6.500      $5,583.89   360
0244042    WESTFORD               MA      01886   LCO        6.625      6.358      $2,648.52   360
0244990    BALTIMORE              MD      21224   LCO        6.875      6.500      $2,791.95   360
0245570    MISSOULA               MT      59801   SFD        6.750      6.483      $2,085.89   360
0245732    CORONADO               CA      92118   SFD        6.750      6.483      $3,242.99   360
0247179    NEWPORT BEACH          CA      92661   SFD        6.875      6.500      $6,372.21   360
0248025    SAN RAMON              CA      94583   SFD        6.750      6.483      $3,178.13   360
0248415    TUCSON                 AZ      85719   SFD        6.875      6.500      $2,075.90   360
0249002    OAK RIDGE              NC      27310   SFD        6.750      6.483      $2,319.39   360
0249082    GAITHERSBURG           MD      20879   SFD        7.000      6.500      $2,293.96   360
0249277    CHINO                  CA      91710   SFD        6.750      6.483      $2,466.94   360
0249423    NEWTON                 MA      02459   SFD        6.750      6.483      $2,406.30   360
0249559    SMYRNA                 TN      37167   SFD        6.875      6.500      $2,154.73   360
0250269    BLACK DIAMOND          WA      98010   SFD        6.750      6.483      $2,292.15   360
0250633    ALPHARETTA             GA      30005   SFD        6.625      6.358      $3,662.58   360
0251409    WAKE FOREST            NC      27587   SFD        6.750      6.483      $3,891.59   360
0251823    CHANHASSEN             MN      55317   SFD        6.875      6.500      $2,154.73   360
0251872    KELLER                 TX      76248   SFD        6.750      6.483      $3,165.15   360
0252253    GAITHERSBURG           MD      20882   SFD        6.875      6.500      $2,732.82   360
0252509    DEERWOOD               MN      56444   SFD        6.875      6.500      $2,956.18   360
0252552    CORONADO               CA      92118   SFD        6.750      6.483      $3,709.98   360
0254602    MEDIA                  PA      19063   SFD        6.750      6.483      $2,626.82   360
0256045    LAKE CHARLES           LA      70611   SFD        6.750      6.483      $2,827.89   360
0256622    GLADWYNE               PA      19035   SFD        6.750      6.483      $3,839.70   360
0256691    STEAMBOAT SPRINGS      CO      80477   LCO        6.875      6.500      $2,956.18   360
0258427    SPRING LAKE            NJ      07762   SFD        6.875      6.500      $3,613.11   360
0265001    MARSTONS MILLS         MA      02648   SFD        6.750      6.483      $3,891.59   360
0271123    BERWYN                 PA      19312   SFD        6.625      6.358      $2,465.20   360
0278852    PRINCETON              NJ      08540   SFD        6.625      6.358      $2,689.31   360
0279105    SCOTTSDALE             AZ      85262   SFD        6.750      6.483      $3,179.41   360
0282021    ATLANTA                GA      30327   SFD        6.625      6.358      $5,663.56   360
0284870    NEW CANAAN             CT      06840   SFD        6.750      6.483      $5,188.79   360
0294159    LEXINGTON              MA      02421   SFD        6.750      6.483      $3,567.29   360
0302809    LONG GROVE             IL      60047   SFD        6.750      6.483      $2,912.21   360
0302847    BLOOMINGTON            MN      55431   SFD        6.750      6.483      $2,516.56   360
0307105    PARADISE VALLEY        AZ      85253   SFD        6.875      6.500      $4,263.47   360
0310172    SEATTLE                WA      98112   SFD        6.750      6.483      $4,215.89   360
0310494    LOS ANGELES            CA      90077   SFD        6.875      6.500      $5,518.20   360
0310545    REDWOOD CITY           CA      94065   SFD        6.750      6.483      $3,697.01   360
0311697    BETHESDA               MD      20817   SFD        6.750      6.483      $2,681.95   360
0313055    WALNUT                 CA      91789   LCO        6.750      6.483      $3,372.71   360
0315682    HOUSTON                TX      77079   SFD        6.750      6.483      $2,853.83   360
0319153    ARLINGTON              TX      76006   SFD        6.500      6.233      $2,726.11   360
0319278    SAN DIEGO              CA      92103   SFD        6.875      6.500      $3,941.57   360
0320295    BETHESDA               MD      20814   SFD        7.000      6.500      $2,469.60   360
0320357    STEVENSON RANCH        CA      91381   SFD        6.750      6.483      $2,788.97   360
0325188    ORO VALLEY             AZ      85737   SFD        6.750      6.483      $3,596.48   360
0325782    SAN DIEGO              CA      92131   SFD        6.875      6.500      $3,087.57   360
0326026    WHITEFISH BAY          WI      53217   SFD        6.875      6.500      $2,627.72   360
0328676    ALLEN                  TX      75013   SFD        6.875      6.500      $2,102.17   360
0331636    ZEPHYR COVE            NV      89448   SFD        6.750      6.483      $1,958.77   360
0338506    YORBA LINDA            CA      92887   SFD        6.750      6.483      $2,451.70   360
0338510    GOLETA                 CA      93117   SFD        6.750      6.483      $2,056.06   360
0339864    CORAL SPRINGS          FL      33071   SFD        7.625      6.500      $2,784.28   360
0340506    PLANO                  TX      75093   SFD        6.625      6.358      $2,532.43   360
0345586    SAN RAMON              CA      94583   SFD        6.750      6.483      $4,146.75   360
0347178    SUGAR LAND             TX      77479   SFD        6.750      6.483      $2,367.38   360
0359770    CHINO                  CA      91710   SFD        6.875      6.500      $2,233.56   360
0361916    RENO                   NV      89511   SFD        6.750      6.483      $4,825.57   360
0366461    MILLERSVILLE           MD      21108   SFD        6.500      6.233      $2,496.67   360
0371843    BASALT                 CO      81621   SFD        7.000      6.500      $2,607.99   360
0375031    SURPRISE               AZ      85374   SFD        6.875      6.500      $2,335.20   360
0377128    FRASER                 CO      80442   SFD        6.750      6.483      $3,178.13   360
0380226    WINNETKA               IL      60093   SFD        7.125      6.500      $3,530.29   360
0383330    SEDALIA                CO      80135   SFD        7.125      6.500      $2,516.34   360
0383445    SUGAR LAND             TX      77479   SFD        6.750      6.483      $2,425.24   360
0386629    ROCKVILLE              MD      20853   SFD        6.625      6.358      $3,201.56   360
0387676    SOUTHPORT              CT      06490   SFD        6.875      6.500      $2,118.60   360
0387957    SOQUEL                 CA      95073   SFD        6.750      6.483      $2,626.83   360
0388932    NORTH POTOMAC          MD      20878   SFD        6.875      6.500      $3,310.93   360
0389500    SEBASTOPOL             CA      95472   SFD        6.875      6.500      $4,270.04   360
0390797    MORAGA                 CA      94556   SFD        6.875      6.500      $2,463.48   360
0391043    LA CANADA FLINTRIDGE   CA      91011   SFD        7.000      6.500      $2,488.24   360
0391838    VIRGINIA BEACH         VA      23454   SFD        6.750      6.483      $2,169.57   360
0392721    GREENWICH              CT      06831   SFD        6.750      6.483      $3,061.39   360
0393516    CAMPBELL               CA      95008   SFD        7.000      6.500      $2,395.09   360
0394073    DANVILLE               CA      94526   SFD        6.875      6.500      $2,857.64   360
0394110    OXNARD                 CA      93035   SFD        6.750      6.483      $1,770.68   360
0394588    SANTA JOSE             CA      95112   SFD        6.875      6.500      $2,956.18   360
0394773    SUNNYVALE              CA      94087   SFD        6.875      6.500      $2,923.34   360
0394884    PETALUMA               CA      94954   SFD        7.000      6.500      $2,315.26   360
0395266    ALAMO                  CA      94507   SFD        6.875      6.500      $4,237.20   360
0397173    GLENDALE               CA      91205   SFD        6.875      6.500      $2,209.26   360
0421646    LOS ANGELES            CA      90045   SFD        6.750      6.483      $2,750.06   360
0424875    ANNAPOLIS              MD      21403   SFD        6.500      6.233      $2,992.84   360
0441275    SCOTTSDALE             AZ      85255   SFD        6.750      6.483      $2,526.29   360
0737995    FREMONT                CA      94539   SFD        6.875      6.500      $2,883.92   360
0738899    BIG PINE KEY           FL      33043   SFD        7.125      6.500      $1,515.87   360
0738904    ANDOVER                MA      01810   SFD        6.750      6.483      $2,198.75   360
0739157    TUSTIN                 CA      92782   SFD        6.875      6.500      $3,813.48   360
0739667    ALPINE                 CA      91901   SFD        7.000      6.500      $2,661.21   360
0740517    LEWES                  DE      19958   SFD        6.875      6.500      $2,319.75   360
0740736    ROCKVILLE              MD      20853   SFD        6.750      6.483      $2,866.81   360
0740967    REHOBOTH BEACH         DE      19971   SFD        7.000      6.500      $2,195.50   360
0741065    WALLINGFORD            CT      06492   SFD        6.750      6.483      $3,139.22   360
0741327    PURCELLVILLE           VA      20132   SFD        6.875      6.500      $3,284.65   360
0741590    ENCINO                 CA      91436   SFD        6.750      6.483      $3,178.14   360
0741635    BELMONT                CA      94002   SFD        6.875      6.500      $3,593.41   360
0743504    JUPITER                FL      33478   SFD        7.000      6.500      $3,007.17   360
0744422    SURF CITY              NC      28445   SFD        6.875      6.500      $2,282.83   360
0744833    HALF MOON BAY          CA      94019   SFD        6.875      6.500      $3,155.60   360
0745310    LOS ANGELES            CA      90035   SFD        6.625      6.358      $2,258.86   240
0745623    LOS ALTOS              CA      94024   SFD        6.625      6.358      $2,561.25   360
0745654    LIVERMORE              CA      94550   SFD        7.625      6.500      $4,969.11   360
0746331    LA JOLLA               CA      92037   SFD        6.750      6.483      $3,528.38   360
0748206    MILLBRAE               CA      94030   SFD        6.750      6.483      $3,697.01   360
0753631    GERMANTOWN             MD      20874   SFD        6.750      6.483      $3,554.32   360
0754096    SANTA BARBARA          CA      93109   SFD        6.750      6.483      $2,399.82   360
0754306    SARASOTA               FL      34232   SFD        6.875      6.500      $3,994.13   360
0755103    DARIEN                 CT      06820   SFD        6.875      6.500      $2,989.03   360
0756053    SAINT CHARLES          IL      60174   SFD        6.750      6.483      $2,244.15   360
0756108    UNION CITY             CA      94587   SFD        6.875      6.500      $2,759.11   360
0757231    SAN DIEGO              CA      92107   SFD        6.625      6.358      $3,068.38   360
0759822    SUNNYVALE              CA      94087   SFD        6.875      6.500      $3,186.11   360
0759972    SUNNY ISLES            FL      33160   HCO        6.750      6.483      $2,237.67   360
0760015    LOS ALTOS              CA      94024   SFD        6.750      6.483      $3,794.30   360
0760037    LOS GATOS              CA      95032   SFD        6.750      6.483      $3,100.30   360
0760123    MAPLEWOOD              NJ      07040   SFD        7.250      6.500      $2,136.58   360
0760221    LOS ANGELES            CA      91367   SFD        6.875      6.500      $1,970.79   360
0760453    ORANGE BEACH           AL      36561   HCO        6.750      6.483      $2,724.12   360
0762532    LA JOLLA               CA      92037   SFD        6.875      6.500      $4,270.04   360
0763180    ATLANTA                GA      30306   SFD        6.625      6.358      $2,849.39   360
0763313    MORGAN HILL            CA      95037   SFD        6.750      6.483      $2,808.43   360
0765268    SUNNYVALE              CA      94087   SFD        7.000      6.500      $4,324.47   360
0765527    SANTA BARBARA          CA      93109   SFD        6.875      6.500      $2,332.10   360
0765878    SAN JOSE               CA      95124   SFD        6.750      6.483      $2,172.81   360
0766410    SANTA CLARA            CA      95051   SFD        6.875      6.500      $3,021.88   360
0795396    LARCHMONT              NY      10538   SFD        6.875      6.500      $3,606.54   360
0797737    CHAMPLIN               MN      55316   SFD        7.000      6.500      $2,926.80   360
0798540    MALIBU                 CA      90265   SFD        7.000      6.500      $2,927.34   360
0798874    NEW YORK               NY      10128   COP        6.750      6.483      $2,334.96   360
0799843    LOS ANGELES            CA      90068   SFD        7.125      6.500      $3,012.87   360
0801108    BETHANY BEACH          DE      19930   SFD        6.750      6.483      $3,891.59   360
0801345    LAUREL HOLLOW          NY      11791   SFD        6.875      6.500      $2,627.72   360
0806097    NEW YORK               NY      10028   COP        6.875      6.500      $1,970.79   360
0807155    SILVER SPRING          MD      20912   SFD        6.750      6.483      $2,308.78   360
0807546    NEW YORK               NY      10028   COP        6.625      6.358      $2,625.28   360
0807553    OAK HILL               VA      20171   SFD        7.000      6.500      $3,326.52   360
0808159    NEW YORK               NY      10011   HCO        7.125      6.500      $2,358.02   360
0808627    OSSINING               NY      10562   SFD        6.500      6.233      $2,496.67   360
0811515    STERLING               VA      20165   SFD        6.500      6.233      $3,629.29   360
0812308    SAN JOSE               CA      95129   SFD        6.875      6.500      $2,102.18   360
0812355    NEW YORK               NY      10021   COP        7.125      6.500      $2,694.88   360
0814309    CORTLANDT              NY      10567   SFD        6.750      6.483      $2,698.17   360
0814425    EAST HILLS             NY      11576   SFD        7.125      6.500      $3,233.85   360
0816836    LITTLE SILVER          NJ      07739   SFD        6.750      6.483      $2,153.35   360
0821270    HUNGTINGTON            NY      11743   SFD        7.000      6.500      $2,746.37   360
0822359    CONCORD                MA      01742   SFD        7.250      6.500      $3,103.22   360
0823298    ROCKVILLE CENTRE       NY      11570   COP        7.375      6.500      $714.85     360
0824297    NEW YORK               NY      10030   COP        6.875      6.500      $2,161.30   360
0826121    BEDFORD                NY      10506   SFD        6.875      6.500      $2,608.01   360
0827763    YONKERS                NY      10707   SFD        6.750      6.483      $3,242.99   360
0827896    MILL VALLEY            CA      94941   SFD        7.125      6.500      $3,570.71   360
0829174    PACIFICA               CA      94044   SFD        6.875      6.500      $2,759.11   360
0829493    NEW YORK               NY      10128   COP        6.625      6.358      $4,162.02   360
0830766    VACAVILLE              CA      95688   SFD        7.000      6.500      $3,906.99   360
0833507    NEW YORK               NY      10024   COP        7.000      6.500      $6,653.02   360
0833972    LONG BEACH             CA      90802   LCO        7.000      6.500      $2,561.42   360
0837715    MANASSAS               VA      20112   SFD        7.000      6.500      $2,627.94   360
0837987    BROOKLYN               NY      11215   SFD        7.125      6.500      $3,705.46   360
0838751    NEW YORK               NY      10022   COP        7.000      6.500      $2,275.33   360
0839105    LOUISVILLE             KY      40222   SFD        7.125      6.500      $5,714.59   240
0839145    WESTPORT               CT      06880   SFD        6.875      6.500      $2,627.72   360
0841861    MILLBRAE               CA      94030   SFD        7.125      6.500      $3,368.60   360
0843394    WEST PATERSON          NJ      07424   LCO        6.750      6.483      $2,101.46   360
0844706    RIVERSIDE              CA      92505   SFD        7.250      6.500      $4,297.72   360
0845117    BROOKLYN               NY      11201   COP        6.875      6.500      $2,128.98   360
0845592    PALO ALTO              CA      94306   SFD        6.875      6.500      $2,496.33   360
0850475    NEW YORK               NY      10022   COP        6.750      6.483      $3,080.85   360
0851486    NEW YORK               NY      10022   COP        7.250      6.500      $1,886.22   360
0856990    LONG BEACH             NY      11561   HCO        7.750      6.500      $2,820.88   360
0859858    PLYMOUTH               MN      55446   SFD        7.125      6.500      $2,411.92   360
0860679    SUFFERN                NY      10901   SFD        7.125      6.500      $2,031.27   360
0861105    LOS ANGELES            CA      90024   SFD        6.750      6.483      $3,761.87   360
0865088    NEW YORK               NY      10006   COP        7.375      6.500      $3,453.38   360
0866189    BELMONT                CA      94002   SFD        7.000      6.500      $3,081.69   360
0867647    SOUTHPORT              CT      06490   SFD        7.000      6.500      $4,324.47   360
0867803    ASHBURN                VA      20147   SFD        7.625      6.500      $2,521.52   360
0867847    LOS ALTOS              CA      94022   SFD        7.125      6.500      $2,587.08   360
0868759    CORONADO               CA      92118   HCO        7.000      6.500      $3,512.80   360
0869779    NEW YORK               NY      10003   SFD        7.125      6.500      $6,737.19   360
0870020    OLD GREENWICH          CT      06870   SFD        6.750      6.483      $2,788.98   360
0870529    NEW YORK               NY      10022   COP        7.125      6.500      $2,521.01   360
0871651    CORONA                 NY      11368   MF2        7.750      6.500      $3,127.14   360
0872005    OAKTON                 VA      22124   SFD        6.625      6.358      $3,209.56   360
0873044    BEDFORD                NH      03110   SFD        6.875      6.500      $2,759.11   360
0876331    ANDOVER                MA      01810   SFD        7.125      6.500      $3,638.09   360
0876997    NEW YORK               NY      10014   COP        7.125      6.500      $6,063.47   360
0877289    MORGAN HILL            CA      95037   SFD        7.500      6.500      $2,482.22   360
0878387    VERO BEACH             FL      32963   SFD        7.000      6.500      $2,661.21   360
0878788    WARMINSTER             PA      18974   SFD        6.875      6.500      $2,130.69   240
0881779    SUMMIT                 NJ      07901   SFD        6.875      6.500      $3,143.41   360
0882477    IRVINGTON              NY      10533   SFD        7.000      6.500      $2,175.54   360
0884069    WESTON                 FL      33326   SFD        7.250      6.500      $2,455.84   360
0885880    GRAND RAPIDS           MI      49506   SFD        6.875      6.500      $5,616.75   360
0885945    BETHESDA               MD      20814   SFD        6.875      6.500      $2,476.63   360
0887368    NEW YORK               NY      10021   COP        7.125      6.500      $3,621.24   360
0887895    SAVANNAH               GA      31419   SFD        6.750      6.483      $3,859.16   360
0888444    WAKE FOREST            NC      27587   SFD        7.000      6.500      $4,045.04   360
0888994    MIAMI BEACH            FL      33140   SFD        6.750      6.483      $2,529.54   360
0890344    SAN JOSE               CA      95132   SFD        6.625      6.358      $2,945.44   360
0892178    WOODLAND HILLS         CA      91367   SFD        6.750      6.483      $2,107.95   360
0892325    SAN DIEGO              CA      92101   LCO        6.875      6.500      $2,758.58   360
0892468    SCITUATE               MA      02066   SFD        6.750      6.483      $3,567.29   360
0892675    RYE                    NY      10580   SFD        7.500      6.500      $2,386.07   360
0894718    GLASTONBURY            CT      06033   SFD        7.125      6.500      $2,358.02   360
0895531    NEWTON                 MA      02468   SFD        7.125      6.500      $4,244.43   360
0896483    NEW YORK               NY      10024   COP        7.000      6.500      $4,324.47   360
0896935    PACIFIC PALISADES      CA      90272   SFD        6.875      6.500      $5,787.55   360
0897232    STAMFORD               CT      06902   SFD        7.125      6.500      $2,301.43   360
0900736    TRABUCO CANYON         CA      92679   SFD        6.875      6.500      $3,374.55   240
0900739    RIVERSIDE              CT      06878   SFD        7.000      6.500      $3,991.82   360
0900916    OAKLAND                CA      94610   SFD        6.750      6.483      $3,709.99   360
0901820    NEW YORK               NY      10024   COP        7.000      6.500      $3,007.17   360
0903565    OAK HILL               VA      20171   SFD        6.750      6.483      $3,512.81   360
0903970    ENCINITAS              CA      92024   SFD        6.875      6.500      $3,304.36   360
0904025    BETHESDA               MD      20816   SFD        7.125      6.500      $3,099.11   360
0906071    MENLO PARK             CA      94025   SFD        7.000      6.500      $4,989.77   360
0906253    BRIARCLIFF MANOR       NY      10510   SFD        7.000      6.500      $2,701.13   360
0907104    SAN JOSE               CA      95124   SFD        6.625      6.358      $3,201.56   360
0907126    GRANADA HILLS          CA      91344   SFD        7.125      6.500      $2,155.90   360
0907282    NEW YORK               NY      10028   COP        6.875      6.500      $4,270.04   360
0907432    NAPLES                 FL      34105   HCO        6.875      6.500      $3,089.54   360
0907736    LEXINGTON              MA      02421   SFD        7.125      6.500      $5,389.75   360
0908438    CHARLESTOWN            MA      02129   LCO        6.875      6.500      $2,104.80   360
0910640    SAN DIEGO              CA      92127   SFD        6.875      6.500      $4,762.74   360
0911349    WINONA                 MN      55987   SFD        6.875      6.500      $2,102.18   360
0911605    CAMARILLO              CA      93012   SFD        7.125      6.500      $2,573.61   360
0912181    PIEDMONT               CA      94611   SFD        7.250      6.500      $6,673.39   360
0912754    NEW ROCHELLE           NY      10801   SFD        6.750      6.483      $4,215.89   360
0913275    SAN FRANCISCO          CA      94107   HCO        7.000      6.500      $2,474.93   360
0913551    SCITUATE               MA      02066   SFD        6.875      6.500      $2,969.32   360
0915031    SANDS POINT            NY      11050   SFD        6.375      6.108      $6,238.70   360
0915466    WESTPORT               CT      06880   SFD        7.000      6.500      $2,993.87   360
0916295    HALF MOON BAY          CA      94019   SFD        6.750      6.483      $2,172.81   360
0917032    SAN CARLOS             CA      94070   SFD        6.875      6.500      $2,430.64   360
0917241    MADISON BOROUGH        NJ      07940   SFD        7.000      6.500      $3,805.54   360
0917696    SEATTLE                WA      98199   SFD        7.125      6.500      $2,664.56   360
0917847    SAN JOSE               CA      95124   SFD        7.000      6.500      $2,085.73   360
0918238    FRANKLIN LAKES         NJ      07417   SFD        6.875      6.500      $4,207.63   360
0918260    CORONADO               CA      92118   SFD        7.125      6.500      $3,254.07   360
0920338    PORTOLA VALLEY         CA      94028   SFD        7.125      6.500      $2,843.10   360
0921179    WASHINGTON             DC      20037   SFD        7.000      6.500      $3,293.25   360
0921191    SAN DIEGO              CA      92121   SFD        7.125      6.500      $3,072.16   360
0922434    WEED                   CA      96094   SFD        7.250      6.500      $2,728.71   360
0922615    TORRANCE               CA      90505   SFD        6.750      6.483      $2,309.01   360
0924469    WASHINGTON             DC      20007   SFD        6.750      6.483      $4,540.19   360
0925460    MIAMI BEACH            FL      33139   HCO        7.000      6.500      $2,867.46   360
0925946    ORANGE                 CA      92869   SFD        6.875      6.500      $2,529.18   360
0927496    FALLBROOK              CA      92028   SFD        7.000      6.500      $2,185.52   360
0927518    LOS ANGELES            CA      90026   SFD        6.875      6.500      $2,121.89   360
0927879    CHICAGO                IL      60640   SFD        6.750      6.483      $2,270.10   360
0927978    NEW YORK               NY      10026   SFD        6.750      6.483      $2,918.70   360
0932192    GILROY                 CA      95020   SFD        6.750      6.483      $2,329.12   360
0932747    PLEASANTON             CA      94566   SFD        7.000      6.500      $3,326.52   360
0936670    SANTA MARIA            CA      93455   SFD        6.875      6.500      $1,882.11   360
0937050    LARCHMONT              NY      10538   SFD        6.750      6.483      $6,485.99   360
0937753    BROOKLYN               NY      11215   COP        7.125      6.500      $2,661.87   360
0939377    SAN JUAN CAPISTRANO    CA      92675   PUD        6.750      6.483      $3,917.54   360
0940377    GLENDORA               CA      91741   SFD        6.750      6.483      $2,056.06   360
0940468    LONG BEACH             CA      90808   SFD        7.250      6.500      $1,350.71   360
0941334    ROCKVILLE              MD      20855   SFD        6.875      6.500      $2,529.18   360
0943538    CONCORD                MA      01742   SFD        6.625      6.358      $3,014.27   360
0943868    NORTHRIDGE             CA      91324   SFD        6.750      6.483      $3,891.59   360
0945636    PALOS VERDES ESTATES   CA      90274   SFD        6.750      6.483      $2,951.13   360
0947489    NASHVILLE              TN      37205   SFD        6.500      6.233      $2,932.80   360
0948940    NORWALK                CT      06850   SFD        6.750      6.483      $4,021.31   360
0950594    GRANITE BAY            CA      95746   SFD        7.000      6.500      $6,653.03   360
0950821    AVON                   CT      06001   SFD        6.625      6.358      $2,945.44   360
0951788    FOLSOM                 CA      95630   SFD        7.000      6.500      $2,128.97   360
0954105    BURLINGAME             CA      94010   SFD        7.125      6.500      $2,870.05   360
0954419    NORRISTOWN             PA      19403   SFD        7.625      6.500      $1,295.27   360
0954979    NEW YORK               NY      10016   HCO        7.125      6.500      $3,705.46   360
0961162    ARROYO GRANDE          CA      93420   SFD        7.250      6.500      $2,512.46   360
0961258    DANA POINT             CA      92629   LCO        6.875      6.500      $2,102.18   360
0962349    EL SEGUNDO             CA      90245   SFD        6.875      6.500      $2,529.18   360
0962710    CAMBRIDGE              MA      02138   LCO        7.250      6.500      $2,796.93   360
0962991    POTOMAC FALLS          VA      20165   SFD        6.750      6.483      $3,956.45   360
0966038    LEXINGTON              MA      02421   SFD        6.875      6.500      $3,264.94   360
0967951    HUNTINGTON BEACH       CA      92647   SFD        6.625      6.358      $2,016.98   360
0968675    PLEASANTON             CA      94566   SFD        7.000      6.500      $2,561.42   360
0969022    WOODSIDE               CA      94062   SFD        6.625      6.358      $2,698.92   360
0969426    STOCKTON               CA      95212   SFD        6.875      6.500      $2,037.92   360
0969694    LOS ANGELES            CA      90036   SFD        6.750      6.483      $4,215.89   360
0969891    BOCA RATON             FL      33428   SFD        6.875      6.500      $3,149.98   360
0970447    SAN DIEGO              CA      92104   SFD        6.875      6.500      $2,420.79   360
0970580    ENCINITAS              CA      92007   SFD        6.875      6.500      $3,501.44   360
0970678    MIDDLETOWN             NJ      07716   SFD        7.000      6.500      $3,492.84   360
0970757    ALAMO                  CA      94507   SFD        6.750      6.483      $3,333.80   360
0970810    LEUCADIA               CA      92024   SFD        6.750      6.483      $2,834.38   360
0970979    ALPHARETTA             GA      30004   SFD        6.875      6.500      $3,429.17   360
0971027    WOODSIDE               CA      94062   SFD        6.750      6.483      $2,676.77   360
0971098    PACIFICA               CA      94044   SFD        7.250      6.500      $2,602.51   360
0971101    LOS ALTOS              CA      94024   SFD        6.875      6.500      $3,021.88   360
0971137    SOMERS                 NY      10589   SFD        6.750      6.483      $2,161.78   360
0971240    SANTA CRUZ             CA      95062   SFD        7.125      6.500      $2,694.88   360
0971381    CUPERTINO              CA      95014   SFD        6.875      6.500      $2,923.34   360
0971599    LIVERMORE              CA      94550   SFD        6.875      6.500      $4,266.76   360
0971668    SAN RAMON              CA      94583   SFD        6.875      6.500      $3,120.42   360
0971797    LAGUNA NIGUEL          CA      92677   SFD        6.875      6.500      $2,937.95   360
0971850    PARK RIDGE             IL      60068   SFD        7.000      6.500      $3,991.81   360
0971875    SAN JOSE               CA      95125   SFD        6.750      6.483      $2,140.38   360
0971881    PALO ALTO              CA      94301   SFD        6.875      6.500      $5,675.87   360
0971913    CASTRO VALLEY          CA      94552   SFD        7.000      6.500      $2,395.09   360
0971965    LOS ANGELES            CA      90024   HCO        6.750      6.483      $2,659.26   360
0972090    SAN RAMON              CA      94583   SFD        6.750      6.483      $2,931.67   360
0972161    BOULDER CITY           NV      89005   SFD        6.875      6.500      $3,994.13   360
0972431    BROOKLYN               NY      11217   COP        6.875      6.500      $2,726.26   360
0972890    LA SELVA BEACH         CA      95076   SFD        6.750      6.483      $3,891.59   360
0973102    HILLSBOROUGH           CA      94010   SFD        6.750      6.483      $4,215.89   360
0973442    DALY CITY              CA      94015   SFD        7.125      6.500      $2,694.88   360
0973488    TORRANCE               CA      90503   SFD        6.750      6.483      $3,087.66   360
0973509    CARLSBAD               CA      92009   SFD        6.750      6.483      $2,056.70   360
0973601    BALLWIN                MO      63011   SFD        7.250      6.500      $2,394.44   360
0973872    DUBLIN                 OH      43017   SFD        6.750      6.483      $2,432.24   360
0974142    NORWALK                CT      06851   SFD        6.875      6.500      $2,900.35   360
0974151    DANVILLE               CA      94506   SFD        6.875      6.500      $2,660.57   360
0974182    WELLESLEY              MA      02482   SFD        7.000      6.500      $2,661.21   360
0974390    PORT ORCHARD           WA      98367   SFD        6.750      6.483      $1,980.37   360
0974438    ENCINITAS              CA      92024   SFD        6.875      6.500      $2,194.15   360
0974495    ORINDA                 CA      94563   SFD        7.000      6.500      $2,512.19   360
0974682    HALF MOON BAY          CA      94019   SFD        6.875      6.500      $4,519.68   360
0974723    BROOKLYN               NY      11217   COP        7.125      6.500      $1,674.20   360
0975048    SAN JOSE               CA      95138   SFD        6.875      6.500      $3,094.14   360
0975135    SAN JOSE               CA      95129   SFD        6.875      6.500      $2,627.72   360
0975363    NATICK                 MA      01760   SFD        6.750      6.483      $3,761.87   360
0975446    WEST COVINA            CA      91791   SFD        7.000      6.500      $2,927.33   360
0975452    NEW YORK               NY      10021   COP        6.875      6.500      $6,569.29   360
0975493    WESTON                 FL      33327   PUD        6.750      6.483      $2,088.49   360
0976122    CALABASAS              CA      91302   SFD        6.750      6.483      $2,470.61   360
0976246    SAN JOSE               CA      95132   SFD        7.000      6.500      $3,126.93   360
0976267    LOS ANGELES            CA      90049   SFD        6.875      6.500      $4,270.04   360
0976400    NEW YORK               NY      10024   COP        6.875      6.500      $6,569.29   360
0976728    PIEDMONT               CA      94610   SFD        6.875      6.500      $3,205.82   360
0976748    RIDGEFIELD             CT      06877   SFD        6.875      6.500      $2,299.26   360
0976799    BROOKLYN               NY      11217   MF2        7.125      6.500      $4,908.72   360
0976904    GREENWICH              CT      06830   SFD        6.875      6.500      $6,569.29   360
0976952    SUNNYVALE              CA      94087   SFD        7.000      6.500      $2,761.01   360
0976996    BEVERLY HILLS          CA      90211   SFD        6.750      6.483      $4,086.17   360
0977191    NEWPORT BEACH          CA      92625   SFD        6.875      6.500      $6,569.29   360
0977291    SAN FRANCISCO          CA      94117   SFD        6.750      6.483      $6,485.99   360
0977295    FORT MYERS             FL      33908   SFD        6.750      6.483      $2,529.54   360
0977483    NEWBURGH               NY      12550   SFD        6.750      6.483      $3,080.85   360
0977682    SOUTH SAN FRANCISCO    CA      94080   SFD        6.875      6.500      $2,966.04   360
0977854    WASHINGTON             DC      20003   SFD        6.875      6.500      $5,978.05   360
0977883    NEWTON                 MA      02468   SFD        7.000      6.500      $4,627.18   360
0977958    OLD GREENWICH          CT      06870   LCO        6.500      6.233      $2,907.52   360
0978010    MILL VALLEY            CA      94941   SFD        6.875      6.500      $4,270.04   360
0978020    ARROYO GRANDE          CA      93420   SFD        7.000      6.500      $2,341.87   360
0978026    TORRANCE               CA      90505   MF2        6.875      6.500      $1,713.27   360
0978069    HUNTINGTON BEACH       CA      92646   SFD        6.875      6.500      $2,480.57   360
0978088    LAGUNA NIGUEL          CA      92677   SFD        6.875      6.500      $3,613.11   360
0978121    MANHATTAN BEACH        CA      90266   SFD        6.875      6.500      $6,536.45   360
0978257    REDWOOD CITY           CA      94062   SFD        6.750      6.483      $2,315.50   360
0978319    DANVILLE               CA      94526   PUD        6.750      6.483      $2,639.80   360
0978487    TRAPPE                 PA      19426   SFD        6.750      6.483      $2,043.09   360
0978901    ALAMO                  CA      94507   SFD        6.750      6.483      $3,340.29   360
0979442    SAN JOSE               CA      95123   SFD        7.000      6.500      $3,193.46   360
0979525    MISSION VIEJO          CA      92692   SFD        6.875      6.500      $3,146.69   360
0979541    DISCOVERY BAY          CA      94514   SFD        6.750      6.483      $2,276.58   360
0979703    SAN JOSE               CA      95118   SFD        7.125      6.500      $2,337.81   360
0979871    TORRANCE               CA      90505   SFD        6.875      6.500      $2,273.64   360
0979882    CORTE MADERA           CA      94925   SFD        6.875      6.500      $2,627.72   360
0979894    IRVINE                 CA      92602   SFD        6.875      6.500      $3,153.26   360
0979981    HOLLYWOOD              FL      33021   SFD        7.000      6.500      $1,383.83   360
0979984    FREMONT                CA      94536   PUD        6.875      6.500      $3,205.82   360
0980084    DISCOVERY BAY          CA      94514   SFD        7.000      6.500      $2,519.84   360
0980298    CARMEL                 IN      46032   SFD        7.000      6.500      $3,665.82   360
0980329    SAN JOSE               CA      95120   SFD        6.875      6.500      $3,645.96   360
0980538    LARCHMONT              NY      10538   SFD        6.875      6.500      $6,569.29   360
0980654    PORTOLA VALLEY         CA      94028   SFD        6.875      6.500      $3,696.54   360
0980700    FAIRFAX STATION        VA      22039   SFD        7.250      6.500      $2,963.38   360
0980707    SUNNYVALE              CA      94087   SFD        6.875      6.500      $4,207.63   360
0980738    MIDDLETOWN             MD      21769   SFD        6.875      6.500      $3,030.08   360
0980769    MALVERN                PA      19355   SFD        6.500      6.233      $3,711.50   360
0981287    NEW YORK               NY      10028   COP        6.875      6.500      $4,105.81   360
0981536    GILROY                 CA      95020   SFD        6.875      6.500      $3,120.42   360
0981587    PALO ALTO              CA      94306   SFD        6.875      6.500      $5,419.67   360
0981614    WALNUT CREEK           CA      94595   SFD        7.000      6.500      $3,991.82   360
0981875    NEW YORK               NY      10021   COP        7.000      6.500      $4,324.47   360
0981942    SAN FRANCISCO          CA      94112   SFD        6.625      6.358      $2,129.68   360
0981967    DANVILLE               CA      94506   SFD        7.000      6.500      $3,991.82   360
0982259    BETHANY BEACH          DE      19930   SFD        6.750      6.483      $2,464.68   360
0982283    SAN JOSE               CA      95138   SFD        6.875      6.500      $6,569.29   360
0982499    SAN JOSE               CA      95129   SFD        6.875      6.500      $3,527.71   360
0982573    PITTSBURGH             PA      15217   SFD        6.875      6.500      $2,275.61   360
0982745    SAN ANTONIO            TX      78209   SFD        6.750      6.483      $2,059.30   360
0982821    PALO ALTO              CA      94306   SFD        6.875      6.500      $3,074.43   360
0983194    LAGUNA BEACH           CA      92651   SFD        6.875      6.500      $3,626.25   360
0983228    TOWN OF MERTON         WI      53029   SFD        6.750      6.483      $4,260.32   240
0983253    ORINDA                 CA      94563   SFD        6.750      6.483      $3,761.87   360
0983310    NEWPORT BEACH          CA      92660   SFD        7.000      6.500      $3,166.84   360
0983824    WESTPORT               CT      06880   SFD        6.750      6.483      $3,230.02   360
0983856    LOS ALTOS              CA      94022   SFD        6.875      6.500      $6,569.29   360
0983860    PALM BEACH             FL      33480   SFD        6.875      6.500      $4,414.57   360
0984300    LA CANADA FLINTRIDGE   CA      91011   SFD        7.000      6.500      $6,345.33   360
0984420    LIVERMORE              CA      94550   SFD        6.750      6.483      $4,215.89   360
0984489    PALO ALTO              CA      94303   SFD        7.125      6.500      $1,920.10   360
0984606    SOUTH PASADENA         CA      91030   SFD        6.750      6.483      $2,931.67   360
0984737    LAGUNA NIGUEL          CA      92677   SFD        6.875      6.500      $2,699.98   360
0984755    FREMONT                CA      94539   SFD        6.875      6.500      $2,936.48   360
0984772    VENTURA                CA      93004   SFD        6.875      6.500      $2,381.37   360
0984943    SAN JOSE               CA      95125   SFD        6.875      6.500      $2,726.26   360
0984966    PALM DESERT            CA      92211   SFD        7.000      6.500      $3,087.01   360
0985642    LOS GATOS              CA      95030   SFD        7.250      6.500      $6,378.35   360
0985673    VERO BEACH             FL      32967   SFD        6.750      6.483      $2,561.97   360
0985718    OAKLAND                CA      94611   SFD        6.875      6.500      $3,757.64   360
0985749    NEWPORT BEACH          CA      92625   SFD        7.000      6.500      $3,559.37   360
0985756    COTO DE CAZA           CA      92679   SFD        6.750      6.483      $3,328.61   360
0985852    SEA ISLE CITY          NJ      08243   LCO        6.875      6.500      $2,082.47   360
0985883    LAGUNA BEACH           CA      92651   SFD        6.875      6.500      $2,844.50   360
0986545    PALO ALTO              CA      94306   SFD        6.875      6.500      $2,371.52   360
0986744    DARIEN                 CT      06820   SFD        6.875      6.500      $2,693.41   360
0986773    DANVILLE               CA      94526   SFD        7.000      6.500      $3,168.51   360
0986849    SAN DIEGO              CA      92130   SFD        6.625      6.358      $2,368.84   360
0986921    NEW YORK               NY      10011   COP        7.000      6.500      $3,457.91   360
0987072    AGOURA HILLS           CA      91301   SFD        6.875      6.500      $2,417.50   360
0987237    UNION CITY             CA      94587   SFD        6.875      6.500      $2,680.27   360
0987242    BEVERLY HILLS          CA      90210   SFD        6.750      6.483      $3,593.24   360
0987314    GRANBY                 CT      06035   SFD        6.875      6.500      $2,496.33   360
0987360    WASHINGTON             DC      20001   MF2        7.000      6.500      $3,193.46   360
0987473    GILROY                 CA      95020   SFD        6.875      6.500      $2,509.47   360
0987518    RANCHO PALOS VERDES    CA      90275   SFD        6.125      5.858      $2,977.29   360
0987538    PALO ALTO              CA      94306   SFD        6.875      6.500      $3,266.91   360
0987790    MARIETTA               GA      30066   SFD        6.750      6.483      $1,968.50   360
0987943    SAN JOSE               CA      95120   SFD        7.000      6.500      $3,293.25   360
0988025    CUPERTINO              CA      95014   SFD        6.875      6.500      $3,553.99   360
0988289    HAYWARD                CA      94541   SFD        6.875      6.500      $2,686.84   360
0988369    SAN JOSE               CA      95110   SFD        6.750      6.483      $2,334.96   360
0988408    ELLICOTT CITY          MD      21042   SFD        7.000      6.500      $2,192.84   360
0988459    UNION CITY             CA      94587   SFD        6.750      6.483      $3,362.99   360
0988480    SILVERTHORNE           CO      80498   SFD        6.625      6.358      $2,258.54   360
0988699    WESTPORT               CT      06880   SFD        7.125      6.500      $2,344.55   360
0988713    SAN JOSE               CA      95125   SFD        6.875      6.500      $4,270.04   360
0988749    DANA POINT             CA      92629   SFD        6.875      6.500      $2,890.49   360
0988818    LAGUNA NIGUEL          CA      92677   SFD        6.875      6.500      $2,627.72   360
0988902    DARIEN                 CT      06820   SFD        6.875      6.500      $2,299.26   360
0988997    ESCONDIDO              CA      92025   SFD        7.000      6.500      $2,661.21   360
0989174    SAN JOSE               CA      95135   SFD        6.875      6.500      $2,936.48   360
0989333    MENLO PARK             CA      94025   SFD        6.750      6.483      $3,495.95   360
0989383    PIEDMONT               CA      94611   SFD        6.750      6.483      $4,202.92   360
0989391    BENICIA                CA      94510   SFD        6.875      6.500      $2,511.75   360
0989417    LAGUNA NIGUEL          CA      92677   SFD        6.875      6.500      $4,270.04   360
0989784    MIAMI BEACH            FL      33139   HCO        6.750      6.483      $2,127.41   360
0990011    IRVINE                 CA      92606   SFD        7.000      6.500      $2,237.42   360
0990185    SAN MATEO              CA      94403   SFD        6.875      6.500      $2,824.14   360
0990516    LA JOLLA               CA      92037   SFD        6.875      6.500      $3,340.49   360
0990609    SAN JOSE               CA      95129   SFD        6.875      6.500      $3,402.90   360
0990776    NEW YORK               NY      10016   COP        6.875      6.500      $3,862.75   360
0990856    MENLO PARK             CA      94025   SFD        6.875      6.500      $2,627.72   360
0990870    LOS ANGELES            CA      90049   SFD        6.875      6.500      $5,978.06   360
0990905    SAN FRANCISCO          CA      94114   LCO        6.875      6.500      $2,588.30   360
0991499    MOUNTAIN VIEW          CA      94043   SFD        6.875      6.500      $2,782.10   360
0991502    UNION CITY             CA      94587   SFD        7.000      6.500      $3,153.54   360
0991517    MANHATTAN BEACH        CA      90266   SFD        6.750      6.483      $3,783.93   360
0991532    INDIAN ROCKS BEACH     FL      33785   SFD        7.250      6.500      $2,291.57   360
0991690    GREAT FALLS            VA      22066   SFD        6.750      6.483      $4,199.03   360
0991714    BERLIN                 MD      21811   SFD        7.000      6.500      $2,494.89   360
0991721    CUPERTINO              CA      95014   SFD        6.875      6.500      $4,161.65   360
0991761    SAN JOSE               CA      95131   SFD        7.000      6.500      $3,160.19   360
0991956    FRESNO                 CA      93727   SFD        6.875      6.500      $2,299.26   360
0991999    TAMPA                  FL      33647   SFD        6.750      6.483      $2,571.70   360
0992733    ESCONDIDO              CA      92025   SFD        6.750      6.483      $2,432.25   360
0992972    DEL MAR                CA      92014   SFD        6.875      6.500      $2,594.87   360
0992986    ALBUQUERQUE            NM      87114   SFD        6.750      6.483      $2,107.95   360
0993031    RIVERSIDE              CA      92505   SFD        6.875      6.500      $2,144.22   360
0993245    SAN RAMON              CA      94583   SFD        6.750      6.483      $2,408.90   360
0993443    LAGUNA NIGUEL          CA      92677   SFD        7.000      6.500      $5,242.59   360
0993757    NEW CASTLE             NY      10514   SFD        6.750      6.483      $4,864.49   360
0994140    SAN JOSE               CA      95132   SFD        6.875      6.500      $2,470.06   360
0994214    CUPERTINO              CA      95014   SFD        7.000      6.500      $2,268.69   360
0994381    LEXINGTON              MA      02421   SFD        6.875      6.500      $2,627.72   360
0994458    PASADENA               CA      91105   SFD        7.250      6.500      $3,797.68   360
0994505    FARMINGTON             CT      06032   SFD        6.500      6.233      $3,724.78   360
0994535    SAN JOSE               CA      95125   SFD        6.875      6.500      $2,430.64   360
0994716    LONGWOOD               FL      32750   SFD        6.750      6.483      $2,646.29   360
0994816    DANVILLE               CA      94506   SFD        6.750      6.483      $3,243.00   360
0994930    SAN FRANCISCO          CA      94121   SFD        6.625      6.358      $2,881.40   360
0995089    NEW YORK               NY      10021   COP        6.875      6.500      $4,894.12   360
0995143    PLEASANTON             CA      94566   SFD        6.750      6.483      $2,983.56   360
0995450    WESTON                 CT      06883   SFD        6.750      6.483      $3,210.57   360
0995680    ROCKVILLE              MD      20852   SFD        6.625      6.358      $2,586.86   360
0995794    LARKSPUR               CA      94939   SFD        7.625      6.500      $5,450.02   360
0995802    LEXINGTON              MA      02420   SFD        6.875      6.500      $2,529.18   360
0996001    PALO ALTO              CA      94301   SFD        6.875      6.500      $4,270.04   360
0996139    SARATOGA               CA      95070   SFD        7.000      6.500      $3,246.68   360
0996288    LOS ANGELES            CA      90046   SFD        7.125      6.500      $4,143.37   360
0996425    TRABUCO CANYON         CA      92679   SFD        6.750      6.483      $4,215.89   360
0996426    SAN JOSE               CA      95129   SFD        6.875      6.500      $2,581.74   360
0996713    CHESTER                MD      21619   SFD        6.625      6.358      $2,433.19   360
0996814    MALIBU                 CA      90265   SFD        6.750      6.483      $3,217.05   360
0997011    WHITTIER               CA      90601   SFD        6.875      6.500      $1,724.44   360
0997125    LARKSPUR               CA      94939   SFD        7.000      6.500      $2,494.88   360
0997193    WESTFORD               MA      01886   SFD        6.750      6.483      $2,448.46   360
0997444    FAR HILLS              NJ      07931   SFD        6.875      6.500      $3,251.80   360
1086455    MARTINEZ               CA      94553   SFD        6.750      6.483      $3,230.02   360
1216720    RANCHO PALOS VERDES    CA      90275   SFD        7.000      6.500      $2,328.56   360
1234726    LOS GATOS              CA      95032   SFD        6.875      6.500      $4,069.68   360
1310052    BIRMINGHAM             AL      35213   SFD        6.875      6.500      $3,941.58   360
1350089    EAGLE                  ID      83616   SFD        6.750      6.483      $3,320.83   360
4323355    NEW YORK               NY      10003   COP        7.250      6.500      $2,728.71   360
4328039    SAN JOSE               CA      95148   SFD        6.750      6.483      $2,192.27   360
4333898    YORBA LINDA            CA      92887   SFD        6.875      6.500      $3,908.73   360
4351374    POUND RIDGE            NY      10576   SFD        6.625      6.358      $3,369.96   360
4371646    JACKSON HEIGHTS        NY      11372   COP        7.875      6.500      $435.04     360
4392640    NEW YORK               NY      10022   COP        6.375      6.108      $1,988.59   360
4413188    SAN JOSE               CA      95124   SFD        6.875      6.500      $4,270.04   360
4417026    ELMSFORD               NY      10523   SFD        6.750      6.483      $2,504.89   360
4418625    TORRANCE               CA      90505   SFD        7.000      6.500      $4,257.94   360
4429779    WOODBURY               NY      11797   SFD        6.750      6.483      $2,153.35   360
4431265    SOUTHAMPTON            NY      11968   SFD        6.875      6.500      $2,430.64   360
4433450    SANTA CRUZ             CA      95065   SFD        6.750      6.483      $3,502.43   360
4438731    LOS ALAMITOS           CA      90720   SFD        6.875      6.500      $2,460.20   360
4439186    MIAMI BEACH            FL      33140   SFD        6.875      6.500      $3,251.80   360
4439237    PLEASANTVILLE          NY      10570   SFD        6.625      6.358      $2,105.35   360
4443280    AGOURA HILLS           CA      91301   PUD        6.875      6.500      $3,744.83   360
4758645    WHITE BEAR LAKE        MN      55110   SFD        6.750      6.483      $2,490.10   360
5913817    SAN JOSE               CA      95124   SFD        7.000      6.500      $2,661.21   360
6172638    POUND RIDGE            NY      10576   SFD        7.000      6.500      $2,062.44   360
8639258    CAMBRIDGE              MN      55008   SFD        7.000      6.500      $2,661.21   360
8827527    HAYMARKET              VA      20169   SFD        7.125      6.500      $3,701.41   360
8853489    BRAINERD               MN      56401   SFD        6.875      6.500      $3,251.80   360
8888009    KASOTA                 MN      56050   SFD        7.000      6.500      $2,128.97   360
8928837    OVERGAARD              AZ      85933   SFD        6.875      6.500      $2,391.22   360
9539830    ALEXANDRIA             VA      22304   SFD        6.500      6.233      $3,339.11   360
9584194    PHILADELPHIA           PA      19106   SFD        6.750      6.483      $3,156.08   360
9657601    LOS ANGELES            CA      90292   SFD        6.875      6.500      $3,613.11   360
9670430    GREAT FALLS            VA      22066   SFD        6.625      6.358      $6,403.11   360
9696967    SAN DIEGO              CA      92130   SFD        6.750      6.483      $2,438.73   360
9764098    GOLDEN                 CO      80403   SFD        6.875      6.500      $2,496.33   360
9815907    OCEAN                  NJ      07711   SFD        6.875      6.500      $2,259.84   360
9819108    HOUSTON                TX      77024   SFD        6.875      6.500      $4,270.04   360
9821647    MEADOW VISTA           CA      95722   SFD        7.000      6.500      $2,461.62   360
9822067    SAN FRANCISCO          CA      94118   LCO        6.875      6.500      $2,824.80   360
9822435    LONG BEACH             CA      90804   SFD        6.875      6.500      $3,159.17   360
9823194    NEW YORK               NY      10022   COP        7.500      6.500      $2,657.02   360
9826664    PIEDMONT               CA      94611   SFD        7.000      6.500      $4,181.43   360
9827243    FULLERTON              CA      92835   SFD        6.875      6.500      $2,496.33   360
9827807    CARMEL                 CA      93923   SFD        6.875      6.500      $3,002.17   360
9833119    GRASS VALLEY           CA      95945   SFD        7.000      6.500      $3,409.68   360
9833311    SAN FRANCISCO          CA      94107   LCO        6.875      6.500      $2,811.66   360
9833855    SUNNYVALE              CA      94089   LCO        6.875      6.500      $2,790.64   360
9833895    WEST BRIDGEWATER       MA      02379   SFD        6.875      6.500      $2,188.23   360
9834900    LAGUNA BEACH           CA      92651   SFD        7.000      6.500      $3,326.51   360
9835036    OAKLAND                CA      94618   SFD        7.000      6.500      $5,504.72   360
9835170    REDWOOD CITY           CA      94061   SFD        6.875      6.500      $2,496.33   360
9835925    SHINGLE SPRINGS        CA      95682   SFD        6.875      6.500      $2,627.72   360
9836024    BERKELEY               CA      94707   SFD        7.000      6.500      $4,162.47   360
9836306    GULF BREEZE            FL      32561   SFD        6.625      6.358      $2,465.20   360
9836382    SEA GIRT               NJ      08750   SFD        6.750      6.483      $2,289.56   360
9836894    BRENTWOOD              CA      94513   SFD        6.875      6.500      $2,299.25   360
9836916    FAIRFIELD              CA      94585   SFD        6.875      6.500      $2,627.72   360
9836951    SHINGLE SPRINGS        CA      95682   SFD        7.000      6.500      $3,858.75   360
9836996    SAN FRANCISCO          CA      94117   MF2        6.125      5.858      $2,867.93   360
9837240    NORTHPORT              NY      11768   SFD        7.125      6.500      $5,591.87   360
9837408    SAN RAMON              CA      94583   SFD        6.625      6.358      $3,041.48   360
9837489    WINDSOR                CO      80550   SFD        6.875      6.500      $2,555.46   360
9838008    SAN LEANDRO            CA      94577   SFD        6.875      6.500      $2,706.55   360
9838043    SAN JOSE               CA      95120   SFD        6.875      6.500      $4,220.77   360
9838375    BRENTWOOD              CA      94513   SFD        6.875      6.500      $2,233.56   360
9838456    MARTINEZ               CA      94553   SFD        6.875      6.500      $6,510.17   360
9838584    LAFAYETTE              CA      94549   SFD        7.000      6.500      $2,361.83   360
9838747    NEWPORT BEACH          CA      92660   SFD        6.875      6.500      $3,448.88   360
9838803    HIGHLAND PARK          IL      60035   SFD        6.875      6.500      $2,207.28   360
9839028    TIBURON                CA      94920   SFD        6.875      6.500      $3,613.11   360
9839080    LAFAYETTE              CA      94549   SFD        6.875      6.500      $4,026.98   360
9839266    LAFAYETTE              CA      94549   SFD        6.875      6.500      $5,614.45   360
9839408    PALO ALTO              CA      94306   SFD        6.750      6.483      $3,291.64   360
9839444    APTOS                  CA      95003   SFD        6.750      6.483      $2,432.25   360
9839514    SANTA MARIA            CA      93455   SFD        6.875      6.500      $2,368.23   360
9839672    MOHAVE VALLEY          AZ      86440   SFD        7.250      6.500      $3,765.62   360
9840306    POINT PLEASANT         NJ      08742   SFD        6.875      6.500      $6,076.60   360
9840331    SAN CARLOS             CA      94070   SFD        6.875      6.500      $2,430.64   360
9840347    SAN MATEO              CA      94402   SFD        6.875      6.500      $2,824.80   360
9840411    GRANTS PASS            OR      97526   SFD        6.875      6.500      $3,021.88   360
9840692    SANTA BARBARA          CA      93105   SFD        6.500      6.233      $2,939.12   360
9840763    FOXBORO                MA      02035   SFD        6.750      6.483      $2,117.03   360
9840981    HINSDALE               IL      60521   SFD        6.875      6.500      $3,186.11   360
9841176    FAIR OAKS RANCH A      CA      91387   SFD        6.750      6.483      $2,432.25   360
9841251    UKIAH                  CA      95482   SFD        6.750      6.483      $2,140.38   360
9841258    LOS ANGELES            CA      90024   LCO        6.500      6.233      $3,792.41   360
9841827    BURLINGAME             CA      94010   SFD        7.125      6.500      $3,348.39   360
9842007    ORANGE                 CA      92869   SFD        6.875      6.500      $2,069.33   360
9842167    MILL VALLEY            CA      94941   SFD        6.750      6.483      $2,782.49   360
9843041    SAN JOSE               CA      95132   SFD        6.875      6.500      $2,266.41   360
9843559    GRANITE BAY            CA      95746   SFD        6.875      6.500      $3,087.57   360
9843790    RLLNG HLS EST          CA      90274   SFD        6.875      6.500      $3,724.79   360
9843903    UNION CITY             CA      94587   SFD        6.875      6.500      $2,693.41   360
9844116    SAN DIEGO              CA      92103   SFD        6.875      6.500      $2,299.25   360
9844422    SAN RAFAEL             CA      94901   SFD        6.750      6.483      $3,100.30   360
9844931    DUBLIN                 CA      94568   SFD        6.750      6.483      $3,692.80   360
9845007    PEBBLE BEACH           CA      93953   SFD        6.875      6.500      $4,253.62   360
9845095    SAN DIEGO              CA      92130   SFD        6.875      6.500      $2,430.64   360
9845208    SUISUN CITY            CA      94585   SFD        6.750      6.483      $2,106.00   360
9845300    PEBBLE BEACH           CA      93953   SFD        6.875      6.500      $5,347.40   360
9845373    SANTA CRUZ             CA      95060   SFD        6.750      6.483      $2,334.96   360
9845455    ROCKPORT               TX      78382   SFD        6.250      5.983      $2,001.09   360
9845815    FREMONT                CA      94536   SFD        6.875      6.500      $2,516.04   360
9846079    PETALUMA               CA      94952   SFD        7.000      6.500      $2,993.87   360
9846280    DUBLIN                 CA      94568   SFD        6.750      6.483      $2,270.10   360
9846755    PLEASANT HILL          CA      94523   SFD        6.875      6.500      $2,575.16   360
9847848    BEVERLY HILLS          CA      90210   SFD        6.750      6.483      $6,485.98   360
9848219    OJAI                   CA      93023   SFD        6.750      6.483      $2,724.12   360
9848295    OAKLAND                CA      94611   SFD        6.875      6.500      $3,284.65   360
9848558    PLEASANTON             CA      94566   SFD        6.750      6.483      $2,406.30   360
9849693    LOS ANGELES            CA      91040   SFD        7.500      6.500      $2,391.32   360
9850657    MILL VALLEY            CA      94941   SFD        7.000      6.500      $3,193.46   360
9851186    SANTA BARBARA          CA      93111   SFD        6.875      6.500      $2,299.25   360
9852078    DALLAS                 TX      75230   SFD        6.500      6.233      $2,477.71   360
9852153    AGOURA HILLS           CA      91301   SFD        6.750      6.483      $2,347.93   360
9852452    BIRMINGHAM             AL      35222   SFD        6.750      6.483      $2,043.09   360
9852913    LOS ANGELES            CA      90068   SFD        6.875      6.500      $2,043.05   360
9853157    DANVILLE               CA      94506   SFD        6.875      6.500      $2,956.18   360
9853391    OAKLAND                CA      94610   SFD        6.875      6.500      $2,693.41   360
9853777    THOUSAND OAKS          CA      91320   SFD        6.875      6.500      $2,943.05   360
9854192    SAN LEANDRO            CA      94577   SFD        6.750      6.483      $2,399.82   360
9854212    PORTLAND               OR      97212   SFD        6.750      6.483      $3,372.71   360
9854385    CENTENNIAL             CO      80122   SFD        6.750      6.483      $2,205.24   360
9854389    RALEIGH                NC      27609   SFD        6.750      6.483      $5,253.65   360
9854472    SAN JOSE               CA      95123   SFD        7.000      6.500      $2,381.79   360
9855236    ALBANY                 CA      94706   SFD        6.750      6.483      $2,127.41   360
9856779    BEND                   OR      97702   SFD        6.750      6.483      $4,621.27   360
9867734    SAN FRANCISCO          CA      94132   SFD        6.875      6.500      $2,417.50   360
9867788    BROOKLYN               NY      11201   COP        7.125      6.500      $2,560.13   360
9868536    SAN FRANCISCO          CA      94122   SFD        6.875      6.500      $2,233.56   360
9869722    MILL VALLEY            CA      94941   SFD        6.875      6.500      $5,124.05   360
9875284    NEWPORT BEACH          CA      92625   SFD        6.875      6.500      $4,270.04   360
9876508    REDWOOD CITY           CA      94065   LCO        6.875      6.500      $3,008.74   360
9891101    LEXINGTON              MA      02420   SFD        7.000      6.500      $3,126.93   360
9897791    PORTOLA VALLEY         CA      94028   SFD        7.000      6.500      $4,324.47   360
9903340    CORRALITOS             CA      95076   SFD        6.750      6.483      $2,270.10   360
9904302    BROOKLYN               NY      11234   SFD        6.875      6.500      $2,463.49   360
9913340    BROOKLYN               NY      11217   SFD        7.250      6.500      $2,387.62   360
9924029    NEW YORK               NY      10014   COP        7.125      6.500      $2,512.97   360
9927664    TUCSON                 AZ      85715   SFD        7.125      6.500      $2,870.05   360
9928772    MILLBURN               NJ      07041   SFD        7.125      6.500      $2,213.17   360
9931282    SEELEY LAKE            MT      59868   SFD        7.250      6.500      $2,269.43   360
9940834    LIVERMORE              CA      94550   SFD        6.875      6.500      $2,456.92   360
9941823    NEW YORK               NY      10028   COP        6.875      6.500      $4,261.83   360
9943209    SHREWSBURY             MA      01545   SFD        7.000      6.500      $2,750.50   360
9943908    TOMBALL                TX      77375   SFD        7.000      6.500      $3,143.84   240
9947489    KATONAH                NY      10536   SFD        6.875      6.500      $3,098.48   360
9948703    SAN DIEGO              CA      92127   SFD        6.625      6.358      $3,227.17   360
9951503    HONOLULU               HI      96822   SFD        6.750      6.483      $4,027.80   360
9952079    NEW ROCHELLE           NY      10804   SFD        7.000      6.500      $2,328.56   360
9952722    NEW YORK               NY      10011   COP        7.250      6.500      $2,196.61   360
9953823    MONTEBELLO             NY      10901   SFD        6.625      6.358      $2,625.28   360
9955851    BROOKLYN               NY      11201   COP        6.875      6.500      $2,971.69   360
9961618    PLYMOUTH MEETING       PA      19462   SFD        6.875      6.500      $2,417.50   360
9967338    PRAIRIE VILLAGE        KS      66207   SFD        6.875      6.500      $3,310.93   360
9971744    CROSS RIVER            NY      10518   SFD        6.875      6.500      $3,186.11   360
9972596    NEW YORK               NY      10013   COP        6.750      6.483      $3,223.54   360
9976157    FAR ROCKAWAY           NY      11691   SFD        6.625      6.358      $2,362.75   360
9977400    EAST NORTHPORT         NY      11731   SFD        7.000      6.500      $2,262.03   360
9983123    NEWTON                 MA      02458   SFD        7.125      6.500      $5,558.18   360
9983486    BEDFORD                NY      10506   SFD        7.000      6.500      $3,220.07   360
9985047    BROOKLYN               NY      11215   COP        7.500      6.500      $2,248.68   360
9986811    NEW YORK               NY      10021   COP        7.125      6.500      $1,515.87   360
9986851    SHREWSBURY             MA      01545   SFD        6.875      6.500      $3,244.99   360
9990515    RIVER EDGE             NJ      07661   SFD        6.875      6.500      $2,049.62   360
9991493    NEW YORK               NY      10025   COP        6.250      5.983      $3,509.59   360
9991937    SPRINGFIELD            IL      62704   SFD        6.750      6.483      $3,372.72   360



(i)        (viii)      (ix)              (x)     (xi)         (xii)     (xiii)    (xv)      (xvi)
-----      ---------   --------------    -----   -------   ----------   -------   -------   --------
                       CUT-OFF
MORTGAGE   SCHEDULED   DATE                                 MORTGAGE              MASTER    FIXED
LOAN       MATURITY    PRINCIPAL                            INSURANCE   SERVICE   SERVICE   RETAINED
NUMBER     DATE        BALANCE           LTV     SUBSIDY      CODE      FEE       FEE       YIELD
--------   ---------   --------------    -----   -------   ----------   -------   -------   --------
0001893    1-Jun-32    $393,818.87       80.00                          0.250     0.017     0.108
0005866    1-Mar-32    $388,625.53       69.03                          0.250     0.017     0.108
0010396    1-Mar-32    $405,377.66       63.91                          0.250     0.017     0.483
0015136    1-Mar-32    $653,776.52       80.00                          0.250     0.017     0.108
0015711    1-May-32    $519,955.67       70.00                          0.250     0.017     0.000
0037122    1-May-32    $449,260.13       80.00                          0.250     0.017     0.233
0039851    1-Mar-32    $558,236.67       80.00                          0.250     0.017     0.483
0043644    1-Apr-32    $423,896.08       42.50                          0.250     0.017     0.000
0047952    1-Apr-32    $341,133.08       79.91                          0.250     0.017     0.108
0049562    1-Jul-32    $361,600.00       80.00                          0.250     0.017     0.233
0051962    1-Jul-32    $467,200.00       80.00                          0.250     0.017     0.483
0055363    1-Jun-32    $314,928.62       80.00                          0.250     0.017     0.000
0081945    1-Jul-32    $367,200.00       80.00                          0.250     0.017     0.000
0082250    1-Jun-32    $519,563.14       53.01                          0.250     0.017     0.108
0082774    1-May-32    $355,385.26       80.00                          0.250     0.017     0.000
0082948    1-May-32    $647,906.40       54.08                          0.250     0.017     0.108
0084703    1-May-32    $499,136.60       80.00                          0.250     0.017     0.000
0089076    1-Jun-32    $398,623.82       79.98                          0.250     0.017     0.108
0090283    1-Apr-32    $578,529.80       61.31                          0.250     0.017     0.108
0090699    1-Apr-32    $383,821.78       64.17                          0.250     0.017     0.108
0098156    1-Jul-32    $327,992.00       80.00                          0.250     0.017     0.000
0098347    1-Jun-32    $437,123.32       70.00                          0.250     0.017     0.000
0106943    1-Jun-32    $786,885.67       70.00                          0.250     0.017     0.483
0122698    1-Jun-32    $339,714.36       74.70                          0.250     0.017     0.108
0123312    1-Jun-32    $419,655.73       75.00                          0.250     0.017     0.233
0124351    1-Jun-32    $443,644.94       80.00                          0.250     0.017     0.358
0126204    1-Jun-32    $999,159.88       57.14                          0.250     0.017     0.108
0132028    1-Jun-32    $323,907.65       80.00                          0.250     0.017     0.108
0132079    1-Jun-32    $374,677.14       55.31                          0.250     0.017     0.000
0139421    1-Jun-32    $415,659.01       80.00                          0.250     0.017     0.233
0147118    1-Jun-32    $442,777.70       79.99                          0.250     0.017     0.108
0148053    1-Jun-32    $349,705.96       58.34                          0.250     0.017     0.108
0148707    1-Jun-32    $599,483.41       57.14                          0.250     0.017     0.000
0153110    1-Jun-32    $999,219.91       58.14                          0.250     0.017     0.483
0156104    1-Jun-32    $859,562.07       75.00                          0.250     0.017     0.358
0157844    1-Jun-32    $329,701.68       76.74                          0.250     0.017     0.000
0160403    1-Jun-32    $649,453.92       77.94                          0.250     0.017     0.108
0163897    1-Jun-32    $345,002.70       80.00                          0.250     0.017     0.000
0166980    1-Jun-32    $349,720.12       64.34                          0.250     0.017     0.358
0168236    1-Jun-32    $331,734.50       80.00                          0.250     0.017     0.358
0171960    1-Jun-32    $350,098.31       80.00                          0.250     0.017     0.000
0172131    1-May-32    $648,982.80       56.03                          0.250     0.017     0.483
0175642    1-Jul-32    $432,800.00       80.00                          0.250     0.017     0.233
0176861    1-Jul-32    $628,000.00       80.00                          0.250     0.017     0.108
0176953    1-Jun-32    $454,617.74       78.45                          0.250     0.017     0.108
0177319    1-Jun-32    $508,173.44       23.50                          0.250     0.017     0.233
0184574    1-Jun-32    $339,734.77       80.00                          0.250     0.017     0.483
0184666    1-Jun-32    $559,517.85       80.00                          0.250     0.017     0.000
0187165    1-Jun-32    $479,606.55       60.61                          0.250     0.017     0.233
0191695    1-Jun-32    $359,697.56       45.00                          0.250     0.017     0.108
0191769    1-Jun-32    $559,517.85       34.67                          0.250     0.017     0.000
0192316    1-Jun-32    $474,591.04       79.17                          0.250     0.017     0.000
0192878    1-Jun-32    $627,459.30       80.00                          0.250     0.017     0.000
0193070    1-Jun-32    $405,977.64       80.00                          0.250     0.017     0.108
0193302    1-Jun-32    $525,469.76       80.00                          0.250     0.017     0.483
0193506    1-Jun-32    $502,915.50       80.00                          0.250     0.017     0.358
0194703    1-Jun-32    $397,697.15       70.44                          0.250     0.017     0.608
0197623    1-Jun-32    $374,592.70       49.99                          0.250     0.017     0.233
0200761    1-Jun-32    $467,652.68       80.00                          0.250     0.017     0.733
0202174    1-Jun-32    $438,839.99       80.00                          0.250     0.017     0.233
0206373    1-Jul-32    $648,900.00       70.00                          0.250     0.017     0.108
0209242    1-Jun-32    $349,705.96       60.87                          0.250     0.017     0.108
0209380    1-Jun-32    $477,598.42       69.78                          0.250     0.017     0.108
0209675    1-Jun-32    $507,573.22       80.00                          0.250     0.017     0.108
0209693    1-Jun-32    $349,705.96       46.67                          0.250     0.017     0.108
0212966    1-Jun-32    $657,460.64       54.83                          0.250     0.017     0.233
0218167    1-Jun-32    $399,663.95       68.97                          0.250     0.017     0.108
0220058    1-Jun-32    $319,731.16       80.00                          0.250     0.017     0.108
0221328    1-Jun-32    $395,691.08       80.00                          0.250     0.017     0.483
0221491    1-Jul-32    $470,000.00       75.81                          0.250     0.017     0.000
0226410    1-Jun-32    $329,722.76       52.38                          0.250     0.017     0.108
0229167    1-Jun-32    $370,680.58       70.00                          0.250     0.017     0.000
0229700    1-Jun-32    $389,672.36       60.47                          0.250     0.017     0.108
0230046    1-Jun-32    $649,467.20       70.65                          0.250     0.017     0.233
0230743    1-Jun-32    $649,440.36       62.50                          0.250     0.017     0.000
0231425    1-Jun-32    $339,707.27       55.28                          0.250     0.017     0.000
0231640    1-Jun-32    $649,453.92       61.03                          0.250     0.017     0.108
0232263    1-Jul-32    $371,280.00       80.00                          0.250     0.017     0.108
0233462    1-Jun-32    $339,721.30       80.00                          0.250     0.017     0.233
0234154    1-Jun-32    $398,656.47       53.20                          0.250     0.017     0.000
0234900    1-Jun-32    $363,708.91       80.00                          0.250     0.017     0.358
0235052    1-Jun-32    $347,707.63       58.00                          0.250     0.017     0.108
0235186    1-Jun-32    $349,705.96       68.63                          0.250     0.017     0.108
0236122    1-Jun-32    $332,120.75       63.92                          0.250     0.017     0.108
0236450    1-Jun-32    $455,857.18       79.99                          0.250     0.017     0.000
0237694    1-Jun-32    $449,621.95       72.00                          0.250     0.017     0.108
0238042    1-Jun-32    $344,702.97       57.50                          0.250     0.017     0.000
0238737    1-Jun-32    $974,180.88       32.50                          0.250     0.017     0.108
0241271    1-Jun-32    $539,535.07       67.50                          0.250     0.017     0.000
0241426    1-Jun-32    $349,705.96       67.96                          0.250     0.017     0.108
0241787    1-Jul-32    $444,000.00       80.00                          0.250     0.017     0.000
0243059    1-Jul-32    $550,000.00       34.38                          0.250     0.017     0.000
0243174    1-Jun-32    $417,631.21       69.67                          0.250     0.017     0.000
0243780    1-Jun-32    $849,285.90       56.67                          0.250     0.017     0.108
0244042    1-Jul-32    $413,630.00       70.00                          0.250     0.017     0.000
0244990    1-Jun-32    $424,642.95       79.44                          0.250     0.017     0.108
0245570    1-Jul-32    $321,600.00       80.00                          0.250     0.017     0.000
0245732    1-Jun-32    $499,569.51       42.55                          0.250     0.017     0.000
0247179    1-Jun-32    $969,185.08       44.09                          0.250     0.017     0.108
0248025    1-Jun-32    $489,578.12       70.00                          0.250     0.017     0.000
0248415    1-Jul-32    $316,000.00       80.00                          0.250     0.017     0.108
0249002    1-Jun-32    $357,292.11       80.00                          0.250     0.017     0.000
0249082    1-Jul-32    $344,800.00       80.00                          0.250     0.017     0.233
0249277    1-Jun-32    $380,022.53       80.00                          0.250     0.017     0.000
0249423    1-Jul-32    $371,000.00       70.00                          0.250     0.017     0.000
0249559    1-Jun-32    $327,724.44       78.10                          0.250     0.017     0.108
0250269    1-Jun-32    $353,095.73       95.00                 06       0.250     0.017     0.000
0250633    1-Jun-32    $571,495.34       63.56                          0.250     0.017     0.000
0251409    1-Jun-32    $599,483.41       75.00                          0.250     0.017     0.000
0251823    1-Jul-32    $328,000.00       79.86                          0.250     0.017     0.108
0251872    1-Jun-32    $487,578.84       80.00                          0.250     0.017     0.000
0252253    1-Jun-32    $415,650.51       74.09                          0.250     0.017     0.108
0252509    1-Jun-32    $449,621.95       55.56                          0.250     0.017     0.108
0252552    1-Jun-32    $571,507.52       65.37                          0.250     0.017     0.000
0254602    1-Jun-32    $404,651.31       67.50                          0.250     0.017     0.000
0256045    1-Jul-32    $436,000.00       80.00                          0.250     0.017     0.000
0256622    1-Jun-32    $591,490.30       69.48                          0.250     0.017     0.000
0256691    1-Jul-32    $450,000.00       74.38                          0.250     0.017     0.108
0258427    1-Jul-32    $550,000.00       53.66                          0.250     0.017     0.108
0265001    1-Jul-32    $600,000.00       77.02                          0.250     0.017     0.000
0271123    1-Jul-32    $385,000.00       69.12                          0.250     0.017     0.000
0278852    1-Jul-32    $420,000.00       73.04                          0.250     0.017     0.000
0279105    1-Jul-32    $490,197.00       80.00                          0.250     0.017     0.000
0282021    1-Jul-32    $884,500.00       65.52                          0.250     0.017     0.000
0284870    1-Jul-32    $800,000.00       37.21                          0.250     0.017     0.000
0294159    1-Jul-32    $550,000.00       50.00                          0.250     0.017     0.000
0302809    1-Jun-32    $448,613.42       46.05                          0.250     0.017     0.000
0302847    1-Jun-32    $387,665.94       80.00                          0.250     0.017     0.000
0307105    1-Jun-32    $648,454.76       68.32                          0.250     0.017     0.108
0310172    1-Jun-32    $649,440.36       67.36                          0.250     0.017     0.000
0310494    1-Jun-32    $839,294.30       64.62                          0.250     0.017     0.108
0310545    1-Jun-32    $569,509.24       34.03                          0.250     0.017     0.000
0311697    1-Jul-32    $413,500.00       79.21                          0.250     0.017     0.000
0313055    1-Jun-32    $519,552.29       80.00                          0.250     0.017     0.000
0315682    1-Jun-32    $439,621.17       80.00                          0.250     0.017     0.000
0319153    1-Jun-32    $430,910.10       69.01                          0.250     0.017     0.000
0319278    1-Jun-32    $599,495.93       56.07                          0.250     0.017     0.108
0320295    1-Jun-32    $370,895.73       80.00                          0.250     0.017     0.233
0320357    1-Jun-32    $429,629.78       56.21                          0.250     0.017     0.000
0325188    1-Jun-32    $554,022.58       69.14                          0.250     0.017     0.000
0325782    1-Jun-32    $469,605.14       65.28                          0.250     0.017     0.108
0326026    1-Jun-32    $399,663.95       72.73                          0.250     0.017     0.108
0328676    1-Jun-32    $319,731.16       80.00                          0.250     0.017     0.108
0331636    1-Jun-32    $301,739.98       62.92                          0.250     0.017     0.000
0338506    1-Jun-32    $377,674.55       63.00                          0.250     0.017     0.000
0338510    1-Jun-32    $316,727.07       48.77                          0.250     0.017     0.000
0339864    1-Jun-32    $393,090.29       74.93                          0.250     0.017     0.858
0340506    1-Jun-32    $395,151.06       70.00                          0.250     0.017     0.000
0345586    1-Jun-32    $638,789.54       80.00                          0.250     0.017     0.000
0347178    1-Jun-32    $364,685.75       67.59                          0.250     0.017     0.000
0359770    1-Jun-32    $339,714.36       56.94                          0.250     0.017     0.108
0361916    1-Jun-32    $743,359.43       80.00                          0.250     0.017     0.000
0366461    1-Jul-32    $395,000.00       69.91                          0.250     0.017     0.000
0371843    1-Jul-32    $392,000.00       80.00                          0.250     0.017     0.233
0375031    1-Jun-32    $355,173.36       80.00                          0.250     0.017     0.108
0377128    1-Jun-32    $489,578.12       46.01                          0.250     0.017     0.000
0380226    1-Jun-32    $523,580.96       80.00                          0.250     0.017     0.358
0383330    1-Jul-32    $373,500.00       90.00                 06       0.250     0.017     0.358
0383445    1-Jun-32    $373,598.06       80.00                          0.250     0.017     0.000
0386629    1-Jun-32    $499,558.86       72.82                          0.250     0.017     0.000
0387676    1-Jun-32    $322,229.06       39.33                          0.250     0.017     0.108
0387957    1-Jul-32    $405,000.00       57.04                          0.250     0.017     0.000
0388932    1-Jul-32    $504,000.00       80.00                          0.250     0.017     0.108
0389500    1-Jul-32    $650,000.00       54.17                          0.250     0.017     0.108
0390797    1-Jun-32    $374,684.95       55.97                          0.250     0.017     0.108
0391043    1-Jun-32    $373,693.43       73.62                          0.250     0.017     0.233
0391838    1-Jul-32    $334,500.00       55.75                          0.250     0.017     0.000
0392721    1-Jul-32    $472,000.00       49.17                          0.250     0.017     0.000
0393516    1-Jul-32    $360,000.00       78.26                          0.250     0.017     0.233
0394073    1-Jun-32    $434,634.55       64.93                          0.250     0.017     0.108
0394110    1-Jun-32    $272,764.95       69.98                          0.250     0.017     0.000
0394588    1-Jun-32    $449,621.95       56.25                          0.250     0.017     0.108
0394773    1-Jul-32    $445,000.00       59.33                          0.250     0.017     0.108
0394884    1-Jul-32    $348,000.00       80.00                          0.250     0.017     0.233
0395266    1-Jun-32    $644,458.11       62.32                          0.250     0.017     0.108
0397173    1-Jun-32    $336,017.46       95.00                 12       0.250     0.017     0.108
0421646    1-Jul-32    $424,000.00       80.00                          0.250     0.017     0.000
0424875    1-Jul-32    $473,500.00       69.63                          0.250     0.017     0.000
0441275    1-Jul-32    $389,500.00       77.59                          0.250     0.017     0.000
0737995    1-Jul-32    $439,000.00       62.71                          0.250     0.017     0.108
0738899    1-Jun-32    $224,820.07       61.64                          0.250     0.017     0.358
0738904    1-Jul-32    $339,000.00       26.08                          0.250     0.017     0.000
0739157    1-Jul-32    $580,500.00       67.11                          0.250     0.017     0.108
0739667    1-Jun-32    $399,672.12       78.43                          0.250     0.017     0.233
0740517    1-Jul-32    $353,120.00       80.00                          0.250     0.017     0.108
0740736    1-Jul-32    $442,000.00       73.67                          0.250     0.017     0.000
0740967    1-Jul-32    $330,000.00       38.37                          0.250     0.017     0.233
0741065    1-Jul-32    $484,000.00       80.00                          0.250     0.017     0.000
0741327    1-Jul-32    $500,000.00       62.34                          0.250     0.017     0.108
0741590    1-Jul-32    $490,000.00       64.05                          0.250     0.017     0.000
0741635    1-Jun-32    $546,540.44       69.95                          0.250     0.017     0.108
0743504    1-Jun-32    $451,629.50       80.00                          0.250     0.017     0.233
0744422    1-Jul-32    $347,500.00       80.00                          0.250     0.017     0.108
0744833    1-Jul-32    $480,355.00       68.62                          0.250     0.017     0.108
0745310    1-Jun-22    $299,397.39       66.96                          0.250     0.017     0.000
0745623    1-Jul-32    $400,000.00       30.77                          0.250     0.017     0.000
0745654    1-Jul-32    $702,055.00       57.88                          0.250     0.017     0.858
0746331    1-Jul-32    $544,000.00       80.00                          0.250     0.017     0.000
0748206    1-Jun-32    $569,509.24       68.26                          0.250     0.017     0.000
0753631    1-Jun-32    $547,528.18       80.00                          0.250     0.017     0.000
0754096    1-Jun-32    $369,681.43       59.68                          0.250     0.017     0.000
0754306    1-Jul-32    $608,000.00       80.00                          0.250     0.017     0.108
0755103    1-Jul-32    $455,000.00       57.23                          0.250     0.017     0.108
0756053    1-Jun-32    $345,702.10       73.62                          0.250     0.017     0.000
0756108    1-Jul-32    $420,000.00       70.00                          0.250     0.017     0.108
0757231    1-Jul-32    $479,200.00       80.00                          0.250     0.017     0.000
0759822    1-Jul-32    $485,000.00       48.50                          0.250     0.017     0.108
0759972    1-Jul-32    $345,000.00       44.52                          0.250     0.017     0.000
0760015    1-Jul-32    $585,000.00       48.35                          0.250     0.017     0.000
0760037    1-Jul-32    $478,000.00       68.98                          0.250     0.017     0.000
0760123    1-Jul-32    $313,200.00       90.00                 13       0.250     0.017     0.483
0760221    1-Jun-32    $299,747.96       66.67                          0.250     0.017     0.108
0760453    1-Jul-32    $420,000.00       80.00                          0.250     0.017     0.000
0762532    1-Jul-32    $650,000.00       33.33                          0.250     0.017     0.108
0763180    1-Jun-32    $444,607.38       62.68                          0.250     0.017     0.000
0763313    1-Jun-32    $432,627.20       55.51                          0.250     0.017     0.000
0765268    1-Jul-32    $650,000.00       75.76                          0.250     0.017     0.233
0765527    1-Jul-32    $355,000.00       67.62                          0.250     0.017     0.108
0765878    1-Jul-32    $335,000.00       69.07                          0.250     0.017     0.000
0766410    1-Jul-32    $460,000.00       80.00                          0.250     0.017     0.108
0795396    1-Apr-32    $547,608.37       61.69                          0.250     0.017     0.108
0797737    1-Jul-32    $439,920.00       80.00                          0.250     0.017     0.233
0798540    1-Jun-32    $439,639.33       38.26                          0.250     0.017     0.233
0798874    1-Apr-32    $359,064.88       37.89                          0.250     0.017     0.000
0799843    1-Jun-32    $446,842.38       68.80                          0.250     0.017     0.358
0801108    1-Jun-32    $599,483.41       31.58                          0.250     0.017     0.000
0801345    1-May-32    $399,325.97       33.33                          0.250     0.017     0.108
0806097    1-Jun-32    $299,747.96       30.15                          0.250     0.017     0.108
0807155    1-Jul-32    $355,964.00       73.39                          0.250     0.017     0.000
0807546    1-May-32    $409,274.52       59.42                          0.250     0.017     0.000
0807553    1-Jul-32    $500,000.00       62.50                          0.250     0.017     0.233
0808159    1-Jul-32    $350,000.00       74.47                          0.250     0.017     0.358
0808627    1-May-32    $394,283.90       64.23                          0.250     0.017     0.000
0811515    1-Jul-32    $574,192.00       46.68                          0.250     0.017     0.000
0812308    1-May-32    $319,362.38       53.07                          0.250     0.017     0.108
0812355    1-May-32    $399,358.34       41.45                          0.250     0.017     0.358
0814309    1-May-32    $415,281.65       69.92                          0.250     0.017     0.000
0814425    1-Jul-32    $480,000.00       63.16                          0.250     0.017     0.358
0816836    1-Jun-32    $331,714.15       80.00                          0.250     0.017     0.000
0821270    1-Jun-32    $412,461.63       80.00                          0.250     0.017     0.233
0822359    1-Jul-32    $454,900.00       68.93                          0.250     0.017     0.483
0823298    1-Apr-32    $102,780.20       90.00                 11       0.250     0.017     0.608
0824297    1-Jul-32    $329,000.00       70.00                          0.250     0.017     0.108
0826121    1-Jul-32    $397,000.00       49.38                          0.250     0.017     0.108
0827763    1-Jun-32    $499,569.51       58.82                          0.250     0.017     0.000
0827896    1-Jul-32    $530,000.00       68.39                          0.250     0.017     0.358
0829174    1-Jul-32    $420,000.00       67.20                          0.250     0.017     0.108
0829493    1-Jun-32    $649,426.52       30.95                          0.250     0.017     0.000
0830766    1-Jul-32    $587,250.00       75.00                          0.250     0.017     0.233
0833507    1-May-32    $998,355.85       74.63                          0.250     0.017     0.233
0833972    1-Jul-32    $385,000.00       69.87                          0.250     0.017     0.233
0837715    1-May-32    $394,350.56       71.82                          0.250     0.017     0.233
0837987    1-Jun-32    $549,560.17       44.00                          0.250     0.017     0.358
0838751    1-Jun-32    $341,719.67       54.55                          0.250     0.017     0.233
0839105    1-Jul-22    $730,000.00       66.36                          0.250     0.017     0.358
0839145    1-Jul-32    $400,000.00       58.82                          0.250     0.017     0.108
0841861    1-Jun-32    $499,600.15       71.43                          0.250     0.017     0.358
0843394    1-Jul-32    $324,000.00       80.00                          0.250     0.017     0.000
0844706    1-Jul-32    $630,000.00       70.00                          0.250     0.017     0.483
0845117    1-Jul-32    $324,080.00       80.00                          0.250     0.017     0.108
0845592    1-Jun-32    $379,680.75       55.88                          0.250     0.017     0.108
0850475    1-Jul-32    $475,000.00       59.75                          0.250     0.017     0.000
0851486    1-Jul-32    $276,500.00       70.00                          0.250     0.017     0.483
0856990    1-Jun-32    $393,472.09       75.00                          0.250     0.017     0.983
0859858    1-Jul-32    $358,000.00       77.83                          0.250     0.017     0.358
0860679    1-Jul-32    $301,500.00       90.00   FX30YR        06       0.250     0.017     0.358
0861105    1-Jun-32    $579,500.63       53.21                          0.250     0.017     0.000
0865088    1-May-32    $499,236.74       64.94                          0.250     0.017     0.608
0866189    1-Jul-32    $463,200.00       80.00                          0.250     0.017     0.233
0867647    1-Jul-32    $650,000.00       69.89                          0.250     0.017     0.233
0867803    1-Jul-32    $356,250.00       95.00                 12       0.250     0.017     0.858
0867847    1-May-32    $383,384.02       9.37                           0.250     0.017     0.358
0868759    1-Jun-32    $521,871.42       54.15                          0.250     0.017     0.233
0869779    1-Jul-32    $1,000,000.00     55.71                          0.250     0.017     0.358
0870020    1-Jun-32    $429,629.77       68.25                          0.250     0.017     0.000
0870529    1-Jul-32    $374,192.00       79.62                          0.250     0.017     0.358
0871651    1-May-32    $435,881.85       90.00                 33       0.250     0.017     0.983
0872005    1-Jul-32    $501,250.00       71.61                          0.250     0.017     0.000
0873044    1-Mar-32    $418,576.39       70.00                          0.250     0.017     0.108
0876331    1-Jul-32    $540,000.00       80.00                          0.250     0.017     0.358
0876997    1-Jun-32    $899,280.28       75.00                          0.250     0.017     0.358
0877289    1-Jun-32    $354,736.53       54.62                          0.250     0.017     0.733
0878387    1-May-32    $399,342.33       40.00                          0.250     0.017     0.233
0878788    1-Jun-22    $276,959.15       75.00                          0.250     0.017     0.108
0881779    1-Jun-32    $478,098.00       66.00                          0.250     0.017     0.108
0882477    1-May-32    $326,462.36       77.86                          0.250     0.017     0.233
0884069    1-Jul-32    $360,000.00       80.00                          0.250     0.017     0.483
0885880    1-Jul-32    $855,000.00       65.77                          0.250     0.017     0.108
0885945    1-Jul-32    $377,000.00       83.50                 12       0.250     0.017     0.108
0887368    1-Jul-32    $537,500.00       50.00                          0.250     0.017     0.358
0887895    1-Jun-32    $594,487.72       70.00                          0.250     0.017     0.000
0888444    1-Jun-32    $607,501.63       80.00                          0.250     0.017     0.233
0888994    1-Jul-32    $390,000.00       53.98                          0.250     0.017     0.000
0890344    1-Jun-32    $459,594.14       78.63                          0.250     0.017     0.000
0892178    1-Jun-32    $324,720.18       65.52                          0.250     0.017     0.000
0892325    1-Jul-32    $419,920.00       76.99                          0.250     0.017     0.108
0892468    1-Jul-32    $550,000.00       66.67                          0.250     0.017     0.000
0892675    1-Jun-32    $340,996.74       75.00                          0.250     0.017     0.733
0894718    1-Jul-32    $350,000.00       66.04                          0.250     0.017     0.358
0895531    1-Jul-32    $630,000.00       67.02                          0.250     0.017     0.358
0896483    1-Jul-32    $650,000.00       48.87                          0.250     0.017     0.233
0896935    1-Jun-32    $880,259.85       65.26                          0.250     0.017     0.108
0897232    1-Jun-32    $341,326.82       51.37                          0.250     0.017     0.358
0900736    1-Jun-22    $438,643.42       79.19                          0.250     0.017     0.108
0900739    1-Jul-32    $600,000.00       44.44                          0.250     0.017     0.233
0900916    1-Jun-32    $571,507.51       69.33                          0.250     0.017     0.000
0901820    1-Jun-32    $451,629.50       80.00                          0.250     0.017     0.233
0903565    1-Jul-32    $541,600.00       80.00                          0.250     0.017     0.000
0903970    1-Jul-32    $503,000.00       55.89                          0.250     0.017     0.108
0904025    1-Jul-32    $460,000.00       65.25                          0.250     0.017     0.358
0906071    1-Jun-32    $749,385.23       68.18                          0.250     0.017     0.233
0906253    1-Jul-32    $406,000.00       70.00                          0.250     0.017     0.233
0907104    1-Jun-32    $499,558.86       68.59                          0.250     0.017     0.000
0907126    1-Jun-32    $319,744.10       68.82                          0.250     0.017     0.358
0907282    1-Jul-32    $650,000.00       56.52                          0.250     0.017     0.108
0907432    1-Jul-32    $470,300.00       48.24                          0.250     0.017     0.108
0907736    1-Jun-32    $799,360.25       66.67                          0.250     0.017     0.358
0908438    1-Jul-32    $320,400.00       80.00                          0.250     0.017     0.108
0910640    1-Jul-32    $725,000.00       71.42                          0.250     0.017     0.108
0911349    1-Jul-32    $320,000.00       80.00                          0.250     0.017     0.108
0911605    1-Jun-32    $381,694.52       76.40                          0.250     0.017     0.358
0912181    1-Jun-32    $977,486.87       65.00                          0.250     0.017     0.483
0912754    1-Jun-32    $649,440.36       50.98                          0.250     0.017     0.000
0913275    1-Jul-32    $372,000.00       80.00                          0.250     0.017     0.233
0913551    1-Jul-32    $452,000.00       66.52                          0.250     0.017     0.108
0915031    1-Jul-32    $1,000,000.00     64.52                          0.250     0.017     0.000
0915466    1-Jun-32    $449,631.13       55.56                          0.250     0.017     0.233
0916295    1-Jun-32    $334,711.57       55.83                          0.250     0.017     0.000
0917032    1-Jun-32    $369,689.15       59.68                          0.250     0.017     0.108
0917241    1-May-32    $571,059.51       80.00                          0.250     0.017     0.233
0917696    1-May-32    $394,865.56       89.89                 12       0.250     0.017     0.358
0917847    1-Jun-32    $313,243.02       57.79                          0.250     0.017     0.233
0918238    1-Jul-32    $640,500.00       70.00                          0.250     0.017     0.108
0918260    1-Jun-32    $482,613.74       56.82                          0.250     0.017     0.358
0920338    1-Jun-32    $421,662.53       29.61                          0.250     0.017     0.358
0921179    1-Jun-32    $494,594.25       90.00                 06       0.250     0.017     0.233
0921191    1-Jun-32    $455,635.34       80.00                          0.250     0.017     0.358
0922434    1-Jun-32    $398,937.96       61.54                          0.250     0.017     0.483
0922615    1-Jun-32    $355,693.49       80.00                          0.250     0.017     0.000
0924469    1-Jul-32    $700,000.00       46.67                          0.250     0.017     0.000
0925460    1-Jun-32    $430,646.71       78.36                          0.250     0.017     0.233
0925946    1-Jun-32    $384,676.55       68.75                          0.250     0.017     0.108
0927496    1-Jun-32    $328,230.73       68.44                          0.250     0.017     0.233
0927518    1-Jun-32    $322,728.63       58.73                          0.250     0.017     0.108
0927879    1-Jul-32    $350,000.00       35.71                          0.250     0.017     0.000
0927978    1-Jun-32    $449,612.55       75.00                          0.250     0.017     0.000
0932192    1-Jun-32    $358,790.82       70.00                          0.250     0.017     0.000
0932747    1-Jun-32    $499,590.15       43.48                          0.250     0.017     0.233
0936670    1-Jun-32    $286,259.30       75.00                          0.250     0.017     0.108
0937050    1-Jun-32    $999,139.01       51.27                          0.250     0.017     0.000
0937753    1-Jul-32    $395,100.00       90.00                 12       0.250     0.017     0.358
0939377    1-Jun-32    $603,479.96       64.60                          0.250     0.017     0.000
0940377    1-Jul-32    $317,000.00       78.86                          0.250     0.017     0.000
0940468    1-Jun-32    $197,845.54       68.28                          0.250     0.017     0.483
0941334    1-Jun-32    $384,676.55       70.00                          0.250     0.017     0.108
0943538    1-Jul-32    $470,750.00       70.00                          0.250     0.017     0.000
0943868    1-Jun-32    $599,483.41       80.00                          0.250     0.017     0.000
0945636    1-Jun-32    $454,608.25       50.28                          0.250     0.017     0.000
0947489    1-Jul-32    $464,000.00       80.00                          0.250     0.017     0.000
0948940    1-Jul-32    $620,000.00       80.00                          0.250     0.017     0.000
0950594    1-Jun-32    $999,180.30       66.67                          0.250     0.017     0.233
0950821    1-Jul-32    $460,000.00       80.00                          0.250     0.017     0.000
0951788    1-Jun-32    $319,737.70       56.14                          0.250     0.017     0.233
0954105    1-Jun-32    $425,659.33       63.58                          0.250     0.017     0.358
0954419    1-Jul-32    $183,000.00       74.69                          0.250     0.017     0.858
0954979    1-Jul-32    $550,000.00       55.00                          0.250     0.017     0.358
0961162    1-Jun-32    $368,012.69       79.20                          0.250     0.017     0.483
0961258    1-Jun-32    $319,731.15       80.00                          0.250     0.017     0.108
0962349    1-Jul-32    $385,000.00       70.00                          0.250     0.017     0.108
0962710    1-Jun-32    $409,680.15       68.33                          0.250     0.017     0.483
0962991    1-Jun-32    $609,474.80       61.62                          0.250     0.017     0.000
0966038    1-Jun-32    $496,582.46       58.82                          0.250     0.017     0.108
0967951    1-Jun-32    $314,722.08       61.17                          0.250     0.017     0.000
0968675    1-Jul-32    $385,000.00       53.10                          0.250     0.017     0.233
0969022    1-Jun-32    $421,128.11       34.27                          0.250     0.017     0.000
0969426    1-Jul-32    $310,218.00       49.63                          0.250     0.017     0.108
0969694    1-Jul-32    $650,000.00       69.52                          0.250     0.017     0.000
0969891    1-Jun-32    $479,097.16       70.00                          0.250     0.017     0.108
0970447    1-Jul-32    $368,500.00       79.25                          0.250     0.017     0.108
0970580    1-Jun-32    $532,552.21       57.62                          0.250     0.017     0.108
0970678    1-Jun-32    $524,569.66       67.31                          0.250     0.017     0.233
0970757    1-Jun-32    $513,557.45       65.90                          0.250     0.017     0.000
0970810    1-Jun-32    $436,623.75       55.32                          0.250     0.017     0.000
0970979    1-Jul-32    $522,000.00       73.01                          0.250     0.017     0.108
0971027    1-Jun-32    $411,944.67       47.77                          0.250     0.017     0.000
0971098    1-Jun-32    $381,202.39       70.00                          0.250     0.017     0.483
0971101    1-Jun-32    $459,613.54       45.10                          0.250     0.017     0.108
0971137    1-Jun-32    $333,013.03       72.47                          0.250     0.017     0.000
0971240    1-Jun-32    $399,680.12       50.63                          0.250     0.017     0.358
0971381    1-Jun-32    $444,626.14       44.50                          0.250     0.017     0.108
0971599    1-Jun-32    $648,954.33       57.73                          0.250     0.017     0.108
0971668    1-Jun-32    $474,600.93       61.29                          0.250     0.017     0.108
0971797    1-Jul-32    $447,225.00       68.28                          0.250     0.017     0.108
0971850    1-Jun-32    $599,508.19       46.15                          0.250     0.017     0.233
0971875    1-Jun-32    $329,715.87       49.25                          0.250     0.017     0.000
0971881    1-Jun-32    $863,274.13       60.80                          0.250     0.017     0.108
0971913    1-Jul-32    $360,000.00       80.00                          0.250     0.017     0.233
0971965    1-Jun-32    $409,646.99       73.21                          0.250     0.017     0.000
0972090    1-Jul-32    $452,000.00       56.93                          0.250     0.017     0.000
0972161    1-Jun-32    $607,489.20       45.04                          0.250     0.017     0.108
0972431    1-Jul-32    $415,000.00       67.48                          0.250     0.017     0.108
0972890    1-Jul-32    $600,000.00       42.86                          0.250     0.017     0.000
0973102    1-Jul-32    $650,000.00       35.62                          0.250     0.017     0.000
0973442    1-Jun-32    $399,680.12       80.00                          0.250     0.017     0.358
0973488    1-Jun-32    $475,640.12       80.00                          0.250     0.017     0.000
0973509    1-Jun-32    $316,825.98       68.19                          0.250     0.017     0.000
0973601    1-Jun-32    $350,726.19       79.77                          0.250     0.017     0.483
0973872    1-Jun-32    $374,677.14       55.56                          0.250     0.017     0.000
0974142    1-Jul-32    $441,500.00       65.02                          0.250     0.017     0.108
0974151    1-Jun-32    $404,659.74       73.64                          0.250     0.017     0.108
0974182    1-Jun-32    $399,672.12       47.28                          0.250     0.017     0.233
0974390    1-Jul-32    $305,330.00       67.85                          0.250     0.017     0.000
0974438    1-Jun-32    $333,719.39       60.29                          0.250     0.017     0.108
0974495    1-Jul-32    $377,600.00       47.80                          0.250     0.017     0.233
0974682    1-Jul-32    $688,000.00       69.85                          0.250     0.017     0.108
0974723    1-Jun-32    $248,301.27       70.00                          0.250     0.017     0.358
0975048    1-Jun-32    $470,604.30       41.32                          0.250     0.017     0.108
0975135    1-Jun-32    $399,663.95       66.67                          0.250     0.017     0.108
0975363    1-Jul-32    $580,000.00       69.38                          0.250     0.017     0.000
0975446    1-Jun-32    $439,639.33       50.87                          0.250     0.017     0.233
0975452    1-Jul-32    $1,000,000.00     57.14                          0.250     0.017     0.108
0975493    1-Jun-32    $321,722.76       78.54                          0.250     0.017     0.000
0976122    1-Jun-32    $380,586.03       73.96                          0.250     0.017     0.000
0976246    1-Jun-32    $469,614.74       75.81                          0.250     0.017     0.233
0976267    1-Jun-32    $649,453.92       68.42                          0.250     0.017     0.108
0976400    1-Jul-32    $1,000,000.00     57.14                          0.250     0.017     0.108
0976728    1-Jul-32    $488,000.00       61.00                          0.250     0.017     0.108
0976748    1-Jul-32    $350,000.00       47.62                          0.250     0.017     0.108
0976799    1-Jun-32    $728,017.34       75.00                          0.250     0.017     0.358
0976904    1-Jul-32    $1,000,000.00     43.72                          0.250     0.017     0.108
0976952    1-Jun-32    $414,659.82       43.68                          0.250     0.017     0.233
0976996    1-Jun-32    $629,457.58       70.00                          0.250     0.017     0.000
0977191    1-Jun-32    $999,159.88       28.57                          0.250     0.017     0.108
0977291    1-Jun-32    $999,139.01       66.67                          0.250     0.017     0.000
0977295    1-Jul-32    $390,000.00       45.88                          0.250     0.017     0.000
0977483    1-Jun-32    $474,591.03       73.08                          0.250     0.017     0.000
0977682    1-Jun-32    $451,120.68       64.50                          0.250     0.017     0.108
0977854    1-Jun-32    $909,235.49       65.00                          0.250     0.017     0.108
0977883    1-Jun-32    $694,929.90       65.00                          0.250     0.017     0.233
0977958    1-Jul-32    $460,000.00       67.15                          0.250     0.017     0.000
0978010    1-Jul-32    $650,000.00       52.33                          0.250     0.017     0.108
0978020    1-Jun-32    $351,711.46       80.00                          0.250     0.017     0.233
0978026    1-Jun-32    $260,580.90       73.46                          0.250     0.017     0.108
0978069    1-Jul-32    $377,600.00       80.00                          0.250     0.017     0.108
0978088    1-Jun-32    $549,537.93       67.90                          0.250     0.017     0.108
0978121    1-Jun-32    $994,164.07       61.99                          0.250     0.017     0.108
0978257    1-Jul-32    $357,000.00       45.77                          0.250     0.017     0.000
0978319    1-Jun-32    $406,649.58       58.99                          0.250     0.017     0.000
0978487    1-Jul-32    $315,000.00       73.26                          0.250     0.017     0.000
0978901    1-Jul-32    $515,000.00       51.50                          0.250     0.017     0.000
0979442    1-Jul-32    $480,000.00       64.00                          0.250     0.017     0.233
0979525    1-Apr-32    $477,785.82       73.13                          0.250     0.017     0.108
0979541    1-Jun-32    $350,697.80       74.05                          0.250     0.017     0.000
0979703    1-Jun-32    $346,722.50       78.86                          0.250     0.017     0.358
0979871    1-Jun-32    $345,809.22       62.93                          0.250     0.017     0.108
0979882    1-Jun-32    $399,663.95       55.94                          0.250     0.017     0.108
0979894    1-Jul-32    $480,000.00       75.59                          0.250     0.017     0.108
0979981    1-Jun-32    $207,829.50       40.39                          0.250     0.017     0.233
0979984    1-Jun-32    $487,590.01       69.42                          0.250     0.017     0.108
0980084    1-Jun-32    $378,439.53       63.13                          0.250     0.017     0.233
0980298    1-Apr-32    $549,368.33       68.88                          0.250     0.017     0.233
0980329    1-Jun-32    $554,533.73       69.38                          0.250     0.017     0.108
0980538    1-Jun-32    $999,159.88       58.82                          0.250     0.017     0.108
0980654    1-Jun-32    $562,227.26       41.38                          0.250     0.017     0.108
0980700    1-Apr-32    $433,377.21       80.00                          0.250     0.017     0.483
0980707    1-Jul-32    $640,500.00       70.00                          0.250     0.017     0.108
0980738    1-Apr-32    $460,080.83       66.85                          0.250     0.017     0.108
0980769    1-Apr-32    $585,598.87       80.00                          0.250     0.017     0.000
0981287    1-Jun-32    $624,474.92       50.00                          0.250     0.017     0.108
0981536    1-Jul-32    $475,000.00       63.33                          0.250     0.017     0.108
0981587    1-Jun-32    $824,306.89       68.75                          0.250     0.017     0.108
0981614    1-Jun-32    $599,508.18       80.00                          0.250     0.017     0.233
0981875    1-Jul-32    $650,000.00       45.61                          0.250     0.017     0.233
0981942    1-Jun-32    $332,306.55       65.22                          0.250     0.017     0.000
0981967    1-Jun-32    $599,508.18       61.22                          0.250     0.017     0.233
0982259    1-Jun-32    $379,672.82       17.27                          0.250     0.017     0.000
0982283    1-Jun-32    $999,159.88       74.07                          0.250     0.017     0.108
0982499    1-Jun-32    $536,548.85       69.92                          0.250     0.017     0.108
0982573    1-Jun-32    $346,108.97       74.91                          0.250     0.017     0.108
0982745    1-Jul-32    $315,610.55       79.24                          0.250     0.017     0.000
0982821    1-Jun-32    $467,606.82       46.80                          0.250     0.017     0.108
0983194    1-Jun-32    $550,536.25       80.00                          0.250     0.017     0.108
0983228    1-Jul-22    $560,300.00       68.75                          0.250     0.017     0.000
0983253    1-Jun-32    $579,500.63       69.88                          0.250     0.017     0.000
0983310    1-Jul-32    $476,000.00       74.96                          0.250     0.017     0.233
0983824    1-Jul-32    $498,000.00       58.59                          0.250     0.017     0.000
0983856    1-Jun-32    $999,159.88       50.00                          0.250     0.017     0.108
0983860    1-Jul-32    $672,000.00       80.00                          0.250     0.017     0.108
0984300    1-Jun-32    $952,968.21       70.00                          0.250     0.017     0.233
0984420    1-Jun-32    $649,440.36       65.33                          0.250     0.017     0.000
0984489    1-Jul-32    $285,000.00       39.04                          0.250     0.017     0.358
0984606    1-Jun-32    $451,610.83       79.93                          0.250     0.017     0.000
0984737    1-Jul-32    $411,000.00       61.90                          0.250     0.017     0.108
0984755    1-Jun-32    $446,624.46       37.25                          0.250     0.017     0.108
0984772    1-Jun-32    $362,195.45       69.71                          0.250     0.017     0.108
0984943    1-Jun-32    $414,651.34       61.03                          0.250     0.017     0.108
0984966    1-Jul-32    $464,000.00       59.26                          0.250     0.017     0.233
0985642    1-Jul-32    $935,000.00       55.82                          0.250     0.017     0.483
0985673    1-Jul-32    $395,000.00       60.77                          0.250     0.017     0.000
0985718    1-Jul-32    $572,000.00       65.00                          0.250     0.017     0.108
0985749    1-Jul-32    $535,000.00       48.64                          0.250     0.017     0.233
0985756    1-Jul-32    $513,200.00       64.15                          0.250     0.017     0.000
0985852    1-Jul-32    $317,000.00       32.51                          0.250     0.017     0.108
0985883    1-Jun-32    $432,636.22       39.36                          0.250     0.017     0.108
0986545    1-Jun-32    $360,696.71       58.23                          0.250     0.017     0.108
0986744    1-Jun-32    $409,655.55       67.77                          0.250     0.017     0.108
0986773    1-Jun-32    $475,859.61       68.04                          0.250     0.017     0.233
0986849    1-Jun-32    $369,623.59       59.19                          0.250     0.017     0.000
0986921    1-Jun-32    $519,323.96       70.00                          0.250     0.017     0.233
0987072    1-Jun-32    $367,690.83       80.00                          0.250     0.017     0.108
0987237    1-Jun-32    $407,657.23       80.00                          0.250     0.017     0.108
0987242    1-Jul-32    $554,000.00       36.93                          0.250     0.017     0.000
0987314    1-Jul-32    $380,000.00       80.00                          0.250     0.017     0.108
0987360    1-Jul-32    $480,000.00       80.00                          0.250     0.017     0.233
0987473    1-Jun-32    $381,679.07       74.90                          0.250     0.017     0.108
0987518    1-May-32    $488,522.37       77.78                          0.250     0.017     0.000
0987538    1-Jun-32    $496,882.20       41.44                          0.250     0.017     0.108
0987790    1-Jul-32    $303,500.00       62.32                          0.250     0.017     0.000
0987943    1-Jul-32    $495,000.00       59.64                          0.250     0.017     0.233
0988025    1-Jun-32    $540,545.49       74.11                          0.250     0.017     0.108
0988289    1-Jun-32    $408,656.39       69.91                          0.250     0.017     0.108
0988369    1-Jun-32    $359,690.04       80.00                          0.250     0.017     0.000
0988408    1-Jun-32    $329,329.83       80.00                          0.250     0.017     0.233
0988459    1-Jun-32    $518,053.57       61.36                          0.250     0.017     0.000
0988480    1-Jul-32    $352,725.00       57.35                          0.250     0.017     0.000
0988699    1-Jun-32    $347,721.70       80.00                          0.250     0.017     0.358
0988713    1-Jun-32    $649,453.92       65.00                          0.250     0.017     0.108
0988749    1-Jun-32    $439,559.68       76.52                          0.250     0.017     0.108
0988818    1-Jun-32    $399,663.95       47.06                          0.250     0.017     0.108
0988902    1-Jul-32    $350,000.00       50.36                          0.250     0.017     0.108
0988997    1-Jul-32    $400,000.00       50.00                          0.250     0.017     0.233
0989174    1-Jun-32    $446,624.46       54.18                          0.250     0.017     0.108
0989333    1-Jun-32    $538,535.93       67.38                          0.250     0.017     0.000
0989383    1-Jun-32    $647,442.08       46.96                          0.250     0.017     0.000
0989391    1-Jul-32    $382,346.00       68.28                          0.250     0.017     0.108
0989417    1-Jun-32    $649,453.92       76.47                          0.250     0.017     0.108
0989784    1-Jul-32    $328,000.00       80.00                          0.250     0.017     0.000
0990011    1-Jun-32    $336,024.33       77.31                          0.250     0.017     0.233
0990185    1-Jun-32    $429,538.83       57.32                          0.250     0.017     0.108
0990516    1-Jul-32    $508,500.00       56.82                          0.250     0.017     0.108
0990609    1-Jun-32    $517,564.81       56.55                          0.250     0.017     0.108
0990776    1-Jul-32    $588,000.00       70.00                          0.250     0.017     0.108
0990856    1-Jun-32    $399,663.95       48.34                          0.250     0.017     0.108
0990870    1-Jun-32    $909,235.48       65.00                          0.250     0.017     0.108
0990905    1-Jun-32    $393,668.99       65.12                          0.250     0.017     0.108
0991499    1-Jun-32    $423,144.20       70.00                          0.250     0.017     0.108
0991502    1-Jul-32    $474,000.00       74.65                          0.250     0.017     0.233
0991517    1-Jun-32    $582,897.70       49.32                          0.250     0.017     0.000
0991532    1-Jun-32    $335,657.95       80.00                          0.250     0.017     0.483
0991690    1-Jun-32    $646,842.60       69.99                          0.250     0.017     0.000
0991714    1-Jul-32    $375,000.00       68.18                          0.250     0.017     0.233
0991721    1-Jul-32    $633,500.00       70.00                          0.250     0.017     0.108
0991761    1-Jul-32    $475,000.00       68.94                          0.250     0.017     0.233
0991956    1-Jul-32    $350,000.00       35.00                          0.250     0.017     0.108
0991999    1-Jul-32    $396,500.00       48.06                          0.250     0.017     0.000
0992733    1-Jul-32    $375,000.00       71.43                          0.250     0.017     0.000
0992972    1-Jul-32    $395,000.00       53.74                          0.250     0.017     0.108
0992986    1-Jun-32    $324,720.18       39.63                          0.250     0.017     0.000
0993031    1-Jun-32    $326,125.78       79.99                          0.250     0.017     0.108
0993245    1-Jun-32    $371,080.23       51.94                          0.250     0.017     0.000
0993443    1-Jul-32    $788,000.00       49.25                          0.250     0.017     0.233
0993757    1-Jul-32    $750,000.00       59.29                          0.250     0.017     0.000
0994140    1-Jul-32    $376,000.00       75.20                          0.250     0.017     0.108
0994214    1-Jun-32    $340,720.48       57.80                          0.250     0.017     0.233
0994381    1-Jul-32    $400,000.00       50.00                          0.250     0.017     0.108
0994458    1-Jun-32    $556,265.72       64.36                          0.250     0.017     0.483
0994505    1-Jun-32    $588,767.26       69.89                          0.250     0.017     0.000
0994535    1-Jun-32    $369,689.15       59.68                          0.250     0.017     0.108
0994716    1-Jul-32    $408,000.00       62.77                          0.250     0.017     0.000
0994816    1-Jun-32    $499,569.50       54.05                          0.250     0.017     0.000
0994930    1-Jul-32    $450,000.00       51.43                          0.250     0.017     0.000
0995089    1-Jul-32    $745,000.00       17.33                          0.250     0.017     0.108
0995143    1-Jun-32    $459,603.94       69.91                          0.250     0.017     0.000
0995450    1-Jul-32    $495,000.00       66.89                          0.250     0.017     0.000
0995680    1-Jul-32    $404,000.00       80.00                          0.250     0.017     0.000
0995794    1-Jul-32    $770,000.00       64.17                          0.250     0.017     0.858
0995802    1-Jun-32    $384,676.55       52.03                          0.250     0.017     0.108
0996001    1-Jun-32    $649,453.92       18.57                          0.250     0.017     0.108
0996139    1-Jun-32    $487,599.99       44.77                          0.250     0.017     0.233
0996288    1-Jul-32    $615,000.00       66.13                          0.250     0.017     0.358
0996425    1-Jul-32    $650,000.00       78.31                          0.250     0.017     0.000
0996426    1-Jun-32    $392,669.82       66.05                          0.250     0.017     0.108
0996713    1-Jun-32    $379,664.73       56.13                          0.250     0.017     0.000
0996814    1-Jul-32    $496,000.00       47.24                          0.250     0.017     0.000
0997011    1-Jul-32    $262,500.00       75.00                          0.250     0.017     0.108
0997125    1-Jun-32    $374,692.62       31.91                          0.250     0.017     0.233
0997193    1-Jun-32    $377,174.98       59.45                          0.250     0.017     0.000
0997444    1-Jul-32    $495,000.00       38.08                          0.250     0.017     0.108
1086455    1-Jun-32    $497,571.23       79.68                          0.250     0.017     0.000
1216720    1-Jun-32    $348,144.78       66.04                          0.250     0.017     0.233
1234726    1-Jun-32    $616,389.06       59.00                          0.250     0.017     0.108
1310052    1-Jul-32    $600,000.00       74.12                          0.250     0.017     0.108
1350089    1-Jul-32    $512,000.00       80.00                          0.250     0.017     0.000
4323355    1-Nov-31    $397,395.66       89.39                 01       0.250     0.017     0.483
4328039    1-Jun-32    $337,708.98       53.23                          0.250     0.017     0.000
4333898    1-Jul-32    $595,000.00       66.11                          0.250     0.017     0.108
4351374    1-Mar-32    $524,427.17       38.87                          0.250     0.017     0.000
4371646    1-Mar-32    $59,833.21        80.00                          0.250     0.017     1.108
4392640    1-Apr-32    $317,859.59       75.00                          0.250     0.017     0.000
4413188    1-Jul-32    $650,000.00       67.71                          0.250     0.017     0.108
4417026    1-Apr-32    $378,950.94       85.63                 12       0.250     0.017     0.000
4418625    1-Jun-32    $639,475.39       69.19                          0.250     0.017     0.233
4429779    1-Apr-32    $330,129.16       62.06                          0.250     0.017     0.000
4431265    1-May-32    $369,376.52       54.81   FX30YR                 0.250     0.017     0.108
4433450    1-Jun-32    $539,535.07       60.67                          0.250     0.017     0.000
4438731    1-Jun-32    $374,185.37       70.00                          0.250     0.017     0.108
4439186    1-Jun-32    $437,640.81       7.07                           0.250     0.017     0.108
4439237    1-Jan-32    $327,035.20       52.61                          0.250     0.017     0.000
4443280    1-Jun-32    $569,571.08       57.01                          0.250     0.017     0.108
4758645    1-Jun-32    $383,579.55       80.00                          0.250     0.017     0.000
5913817    1-May-32    $398,938.29       61.54                          0.250     0.017     0.233
6172638    1-Jan-32    $308,452.36       72.94                          0.250     0.017     0.233
8639258    1-Jan-32    $397,949.94       80.00                          0.250     0.017     0.233
8827527    1-Jun-32    $548,960.65       80.00                          0.250     0.017     0.358
8853489    1-May-32    $494,165.90       73.44                          0.250     0.017     0.108
8888009    1-Jun-32    $319,737.70       80.00                          0.250     0.017     0.233
8928837    1-Jul-32    $364,000.00       80.00                          0.250     0.017     0.108
9539830    1-Jun-32    $527,806.43       80.00                          0.250     0.017     0.000
9584194    1-Dec-31    $483,617.38       67.12                          0.250     0.017     0.000
9657601    1-Feb-32    $547,663.02       64.71                          0.250     0.017     0.108
9670430    1-Jul-32    $1,000,000.00     38.46                          0.250     0.017     0.000
9696967    1-Jun-32    $374,132.78       50.13                          0.250     0.017     0.000
9764098    1-Jul-32    $380,000.00       78.35                          0.250     0.017     0.108
9815907    1-Jul-32    $344,000.00       80.00                          0.250     0.017     0.108
9819108    1-Jun-32    $649,453.92       72.42                          0.250     0.017     0.108
9821647    1-Jun-32    $369,696.71       61.51                          0.250     0.017     0.233
9822067    1-Jun-32    $429,638.74       71.07                          0.250     0.017     0.108
9822435    1-Jun-32    $480,495.99       70.00                          0.250     0.017     0.108
9823194    1-Jun-32    $379,717.98       54.29                          0.250     0.017     0.733
9826664    1-Jun-32    $627,984.82       43.34                          0.250     0.017     0.233
9827243    1-Jun-32    $379,680.75       62.81                          0.250     0.017     0.108
9827807    1-Jun-32    $456,616.06       58.97                          0.250     0.017     0.108
9833119    1-Jun-32    $512,079.90       53.95                          0.250     0.017     0.233
9833311    1-Jun-32    $427,640.42       80.00                          0.250     0.017     0.108
9833855    1-Jun-32    $424,443.11       80.00                          0.250     0.017     0.108
9833895    1-Jun-32    $332,820.16       78.38                          0.250     0.017     0.108
9834900    1-Jun-32    $499,590.16       33.33                          0.250     0.017     0.233
9835036    1-Jun-32    $826,721.78       70.00                          0.250     0.017     0.233
9835170    1-Jun-32    $379,680.75       44.19                          0.250     0.017     0.108
9835925    1-Jun-32    $399,663.95       56.74                          0.250     0.017     0.108
9836024    1-Jun-32    $625,137.15       69.52                          0.250     0.017     0.233
9836306    1-Jun-32    $384,660.32       49.36                          0.250     0.017     0.000
9836382    1-Jun-32    $352,696.07       50.43                          0.250     0.017     0.000
9836894    1-Jun-32    $349,705.96       61.40                          0.250     0.017     0.108
9836916    1-Jun-32    $399,663.95       75.19                          0.250     0.017     0.108
9836951    1-Jun-32    $579,524.58       69.46                          0.250     0.017     0.233
9836996    1-Jun-32    $471,541.24       62.93                          0.250     0.017     0.000
9837240    1-Jun-32    $829,336.26       51.88                          0.250     0.017     0.358
9837408    1-Jun-32    $474,580.92       67.57                          0.250     0.017     0.000
9837489    1-Jun-32    $388,673.19       80.00                          0.250     0.017     0.108
9838008    1-Jun-32    $411,653.87       80.00                          0.250     0.017     0.108
9838043    1-Jun-32    $641,960.22       73.01                          0.250     0.017     0.108
9838375    1-Jun-32    $339,714.36       80.00                          0.250     0.017     0.108
9838456    1-Jul-32    $991,000.00       66.07                          0.250     0.017     0.108
9838584    1-Jun-32    $354,709.00       43.83                          0.250     0.017     0.233
9838747    1-Jun-32    $524,558.93       69.08                          0.250     0.017     0.108
9838803    1-Jun-32    $335,717.72       80.00                          0.250     0.017     0.108
9839028    1-Jun-32    $549,537.93       26.83                          0.250     0.017     0.108
9839080    1-Jul-32    $613,000.00       66.27                          0.250     0.017     0.108
9839266    1-Jun-32    $853,931.98       49.54                          0.250     0.017     0.108
9839408    1-Jun-32    $507,063.05       70.00                          0.250     0.017     0.000
9839444    1-Jun-32    $374,677.13       40.76                          0.250     0.017     0.000
9839514    1-Jul-32    $360,500.00       70.00                          0.250     0.017     0.108
9839672    1-Jun-32    $551,569.38       69.00                          0.250     0.017     0.483
9840306    1-Jun-32    $924,222.88       50.00                          0.250     0.017     0.108
9840331    1-Jun-32    $369,689.15       65.49                          0.250     0.017     0.108
9840347    1-Jul-32    $430,000.00       47.78                          0.250     0.017     0.108
9840411    1-Jun-32    $459,613.54       80.00                          0.250     0.017     0.108
9840692    1-Jun-32    $464,579.63       53.14                          0.250     0.017     0.000
9840763    1-Jun-32    $326,118.97       80.00                          0.250     0.017     0.000
9840981    1-Jul-32    $485,000.00       48.50                          0.250     0.017     0.108
9841176    1-Jul-32    $375,000.00       79.79                          0.250     0.017     0.000
9841251    1-Jul-32    $330,000.00       56.70                          0.250     0.017     0.000
9841258    1-Jun-32    $599,457.59       64.52                          0.250     0.017     0.000
9841827    1-Jun-32    $496,602.55       58.33                          0.250     0.017     0.358
9842007    1-Jun-32    $314,735.36       68.48                          0.250     0.017     0.108
9842167    1-Jul-32    $429,000.00       39.00                          0.250     0.017     0.000
9843041    1-Jun-32    $344,710.15       63.30                          0.250     0.017     0.108
9843559    1-Jun-32    $469,605.14       78.99                          0.250     0.017     0.108
9843790    1-Jun-32    $566,523.65       79.86                          0.250     0.017     0.108
9843903    1-Jun-32    $409,655.55       77.36                          0.250     0.017     0.108
9844116    1-Jun-32    $349,705.96       70.00                          0.250     0.017     0.108
9844422    1-Jun-32    $477,588.45       67.32                          0.250     0.017     0.000
9844931    1-Jun-32    $568,859.79       63.26                          0.250     0.017     0.000
9845007    1-Jun-32    $646,956.02       70.00                          0.250     0.017     0.108
9845095    1-Jun-32    $369,689.15       68.39                          0.250     0.017     0.108
9845208    1-Jun-32    $324,420.44       79.99                          0.250     0.017     0.000
9845300    1-Jun-32    $813,316.14       26.06                          0.250     0.017     0.108
9845373    1-Jun-32    $359,690.04       51.43                          0.250     0.017     0.000
9845455    1-Jun-32    $324,691.62       61.90                          0.250     0.017     0.000
9845815    1-Jun-32    $382,678.23       72.95                          0.250     0.017     0.108
9846079    1-Jun-32    $449,631.13       61.64                          0.250     0.017     0.233
9846280    1-Jul-32    $350,000.00       76.92                          0.250     0.017     0.000
9846755    1-Jun-32    $391,670.67       80.00                          0.250     0.017     0.108
9847848    1-Jun-32    $999,139.02       48.78                          0.250     0.017     0.000
9848219    1-Jun-32    $419,638.38       79.55                          0.250     0.017     0.000
9848295    1-Jun-32    $499,579.93       50.00                          0.250     0.017     0.108
9848558    1-Jul-32    $371,000.00       70.00                          0.250     0.017     0.000
9849693    1-Jun-32    $341,746.18       79.53                          0.250     0.017     0.733
9850657    1-Jul-32    $480,000.00       57.83                          0.250     0.017     0.233
9851186    1-Jul-32    $350,000.00       68.63                          0.250     0.017     0.108
9852078    1-Jun-32    $391,645.62       80.00                          0.250     0.017     0.000
9852153    1-Jun-32    $361,688.32       72.40                          0.250     0.017     0.000
9852452    1-Jun-32    $314,728.79       90.00                 01       0.250     0.017     0.000
9852913    1-Jul-32    $311,000.00       39.62                          0.250     0.017     0.108
9853157    1-Jul-32    $450,000.00       48.65                          0.250     0.017     0.108
9853391    1-Jul-32    $410,000.00       78.10                          0.250     0.017     0.108
9853777    1-Jul-32    $448,000.00       80.00                          0.250     0.017     0.108
9854192    1-Jul-32    $370,000.00       60.16                          0.250     0.017     0.000
9854212    1-Jun-32    $519,552.29       79.66                          0.250     0.017     0.000
9854385    1-Jun-32    $339,707.26       80.00                          0.250     0.017     0.000
9854389    1-Jul-32    $810,000.00       75.00                          0.250     0.017     0.000
9854472    1-Jun-32    $357,706.54       80.00                          0.250     0.017     0.233
9855236    1-Jul-32    $328,000.00       47.67                          0.250     0.017     0.000
9856779    1-Jul-32    $712,500.00       75.00                          0.250     0.017     0.000
9867734    1-Jun-32    $367,690.83       80.00                          0.250     0.017     0.108
9867788    1-May-32    $379,390.44       63.33                          0.250     0.017     0.358
9868536    1-Jun-32    $339,714.36       40.28                          0.250     0.017     0.108
9869722    1-Jun-32    $779,344.70       44.88                          0.250     0.017     0.108
9875284    1-Jun-32    $649,453.92       65.00                          0.250     0.017     0.108
9876508    1-Jun-32    $457,615.22       68.56                          0.250     0.017     0.108
9891101    1-Jun-32    $469,614.74       58.75                          0.250     0.017     0.233
9897791    1-Jul-32    $650,000.00       64.04                          0.250     0.017     0.233
9903340    1-Jun-32    $349,698.65       65.30                          0.250     0.017     0.000
9904302    1-Feb-32    $373,406.59       58.14                          0.250     0.017     0.108
9913340    1-May-32    $349,452.27       39.33                          0.250     0.017     0.483
9924029    1-May-32    $372,401.67       46.63                          0.250     0.017     0.358
9927664    1-Jul-32    $426,000.00       89.68                 24       0.250     0.017     0.358
9928772    1-Jul-32    $328,500.00       75.52                          0.250     0.017     0.358
9931282    1-Jul-32    $332,675.00       66.54                          0.250     0.017     0.483
9940834    1-Jun-32    $373,685.79       55.16                          0.250     0.017     0.108
9941823    1-Jun-32    $648,204.97       75.00                          0.250     0.017     0.108
9943209    1-Jul-32    $413,420.00       70.00                          0.250     0.017     0.233
9943908    1-Jul-22    $405,479.08       63.86                          0.250     0.017     0.233
9947489    1-Jun-32    $471,039.62       66.52                          0.250     0.017     0.108
9948703    1-Jun-32    $503,555.33       80.00                          0.250     0.017     0.000
9951503    1-Jul-32    $621,000.00       62.10                          0.250     0.017     0.000
9952079    1-Jun-32    $349,713.11       58.14                          0.250     0.017     0.233
9952722    1-Apr-32    $321,241.86       34.81                          0.250     0.017     0.483
9953823    1-May-32    $408,872.32       48.81                          0.250     0.017     0.000
9955851    1-Jul-32    $452,360.00       80.00                          0.250     0.017     0.108
9961618    1-Jun-32    $367,690.83       80.00                          0.250     0.017     0.108
9967338    1-Jul-32    $504,000.00       80.00                          0.250     0.017     0.108
9971744    1-May-32    $484,182.74       55.75                          0.250     0.017     0.108
9972596    1-Jul-32    $497,000.00       50.97                          0.250     0.017     0.000
9976157    1-Apr-32    $368,017.91       79.35                          0.250     0.017     0.000
9977400    1-Jul-32    $340,000.00       77.27                          0.250     0.017     0.233
9983123    1-Jun-32    $824,340.26       67.35                          0.250     0.017     0.358
9983486    1-May-32    $483,204.21       68.17                          0.250     0.017     0.233
9985047    1-May-32    $321,076.18       89.98                 33       0.250     0.017     0.733
9986811    1-Jun-32    $224,820.07       50.00                          0.250     0.017     0.358
9986851    1-Jul-32    $493,963.00       67.67                          0.250     0.017     0.108
9990515    1-Jul-32    $312,000.00       80.00                          0.250     0.017     0.108
9991493    1-May-32    $568,915.30       43.85                          0.250     0.017     0.000
9991937    1-Jun-32    $519,552.28       69.33                          0.250     0.017     0.000

                       $358,533,702.95

COUNT:           755
WAC:     6.883018116
WAM:     358.2922967
WALTV:   64.42101734

                                   EXHIBIT F-2

                        Schedule of Type 2 Mortgage Loans

WFMBS
WFMBS 2002-15 EXHIBIT F-2
F20, F25 & F30 YEAR FIXED NON-RELOCATION MORTGAGE LOANS

(i)        (ii)                      (iii)      (iv)       (v)        (vi)        (vii)      (viii)
-----      ------   ------   -----   --------   --------   --------   ---------   --------   ----------
                                                           NET
MORTGAGE                                        MORTGAGE   MORTGAGE   CURRENT     ORIGINAL   SCHEDULED
LOAN                         ZIP     PROPERTY   INTEREST   INTEREST   MONTHLY     TERM TO    MATURITY
NUMBER     CITY     STATE    CODE    TYPE       RATE       RATE       PAYMENT     MATURITY   DATE
--------   ------   ------   ----------------   --------   --------   ---------   --------   ----------
9692655    DUNLAP   IL       61525   SFD        7.000      6.500      $2,235.42   360        1-Jan-32



(i)        (ix)           (x)     (xi)        (xii)     (xiii)    (xv)      (xvi)
-----      -----------    -----   -------   ---------   -------   -------   --------
           CUT-OFF
MORTGAGE   DATE                             MORTGAGE              MASTER    FIXED
LOAN       PRINCIPAL                        INSURANCE   SERVICE   SERVICE   RETAINED
NUMBER     BALANCE        LTV     SUBSIDY     CODE      FEE       FEE       YIELD
--------   -----------    -----   -------   ---------   -------   -------   --------
9692655    $334,308.27    79.06                         0.250     0.017     0.233

           $334,308.27

COUNT:             1
WAC:     7.000000000
WAM:             354
WALTV:         79.06

                                   EXHIBIT F-3

                    Schedule of Other Servicer Mortgage Loans

WFMBS
WFMBS 2002-15 EXHIBIT F-3
F20, F25 & F30 YEAR FIXED NON-RELOCATION MORTGAGE LOANS

(i)        (ii)                                        (iii)      (iv)       (v)        (vi)
--------   -------------------------   -----   -----   --------   --------   --------   ----------
                                                                             NET
MORTGAGE                                                          MORTGAGE   MORTGAGE   CURRENT
LOAN                                           ZIP     PROPERTY   INTEREST   INTEREST   MONTHLY
NUMBER     CITY                        STATE   CODE    TYPE       RATE       RATE       PAYMENT
--------   -------------------------   -----   -----   --------   --------   --------   ----------
0387446    SOUTHLAKE                   TX      76092   SFD        6.875      6.500      $2,548.89
0799156    CRESTED BUTTE               CO      81224   SFD        6.875      6.500      $2,575.16
0799827    BATON ROUGE                 LA      70809   SFD        7.000      6.500      $3,000.56
0803100    BOSTON                      MA      02116   HCO        7.000      6.500      $5,588.54
0805329    PASADENA                    CA      91105   SFD        6.875      6.500      $6,569.29
0810883    AUSTIN                      TX      78703   SFD        6.750      6.483      $3,425.58
0820210    NEW ORLEANS                 LA      70115   MF2        6.875      6.500      $2,480.56
0821978    PARKER                      CO      80134   SFD        6.875      6.500      $3,222.24
0822062    UNIVERSITY PARK             TX      75205   SFD        7.125      6.500      $2,526.97
0822545    TULSA                       OK      74105   SFD        7.125      6.500      $4,751.74
0824491    ARVADA                      CO      80007   SFD        7.125      6.500      $2,107.16
0839552    NEWPORT BEACH               CA      92660   SFD        7.000      6.500      $3,539.41
0849994    HUNTINGTON BEACH            CA      92648   SFD        6.875      6.500      $3,218.96
0851273    NEWTON                      MA      02460   SFD        7.375      6.500      $2,348.30
0851312    UPPER MONTCLAIR             NJ      07043   SFD        7.375      6.500      $3,038.97
0852761    BAYSIDE                     NY      11364   SFD        6.875      6.500      $2,338.67
0855837    FALLS CHURCH                VA      22044   SFD        7.375      6.500      $2,375.92
0856066    SARATOGA                    CA      95070   SFD        7.375      6.500      $2,790.33
0856082    CUPERTINO                   CA      95014   SFD        6.875      6.500      $4,270.04
0856121    CLIFTON PARK T O HALFMOON   NY      12065   SFD        7.500      6.500      $2,470.74
0856167    NEW CITY                    NY      10956   SFD        7.125      6.500      $2,263.69
0857503    NEW ORLEANS                 LA      70124   SFD        7.375      6.500      $2,454.87
0864263    ENGLEWOOD                   CO      80110   SFD        7.000      6.500      $2,714.44
0876012    LAUREL                      MD      20723   SFD        7.525      6.500      $2,460.25
0876023    SPRINGFIELD                 VA      22152   SFD        7.400      6.500      $2,305.00
0876644    SANTE FE                    NM      87505   SFD        7.500      6.500      $4,090.40
0880314    SAN JOSE                    CA      95130   SFD        7.250      6.500      $2,728.71
0880462    ROCKVILLE                   MD      20850   SFD        7.125      6.500      $2,653.10
0923838    MANHATTAN BEACH             CA      90266   SFD        6.875      6.500      $3,350.34
0925565    CONIFER                     CO      80433   SFD        6.875      6.500      $3,839.75
0975887    LEWISVILLE                  TX      75056   SFD        7.000      6.500      $3,387.86
0989949    WASHINGTON                  DC      20015   SFD        7.000      6.500      $3,190.13
0989972    SEVERNA PARK                MD      21146   SFD        7.500      6.500      $2,472.43
0990009    SAN FRANCISCO               CA      94114   SFD        6.750      6.483      $5,513.09
0993406    ATLANTA                     GA      30345   SFD        6.750      6.483      $2,594.40
0993426    NEWTON                      MA      02458   SFD        7.000      6.500      $2,594.68
0993445    ALEXANDRIA                  VA      22315   SFD        6.875      6.500      $2,465.79
0993463    CHANTILLY                   VA      20151   SFD        6.875      6.500      $2,857.65
0993512    LORTON                      VA      22079   SFD        6.750      6.483      $3,685.34
0993559    VALLEJO                     CA      94591   SFD        6.625      6.358      $3,041.48
0993560    CENTREVILLE                 VA      20120   SFD        7.125      6.500      $2,344.55
0993578    GLENDALE                    CA      91202   SFD        6.875      6.500      $2,713.12
0993601    PLEASANTON                  CA      94566   SFD        6.875      6.500      $2,680.27
0993606    CAMPBELL                    CA      95008   SFD        6.750      6.483      $3,243.00
0993645    LITTLETON                   MA      01460   SFD        7.000      6.500      $2,541.46
0993704    ORANGE                      CA      92867   SFD        7.000      6.500      $3,885.37
0993721    ESCONDIDO                   CA      92029   SFD        7.125      6.500      $2,328.38
0993768    SAN PEDRO AREA              CA      90732   SFD        7.125      6.500      $2,290.65
0993792    SAN MATEO                   CA      94403   SFD        7.000      6.500      $2,132.30
0993862    EL CAJON                    CA      92019   SFD        7.000      6.500      $2,428.36
0993893    SAN JOSE                    CA      95124   SFD        6.750      6.483      $2,367.39
0993911    PLEASANTON                  CA      94566   SFD        7.250      6.500      $2,777.14
0993941    TORRANCE                    CA      90503   SFD        6.750      6.483      $2,386.85
0994883    LEXINGTON                   MA      02420   SFD        6.875      6.500      $2,798.52
0994890    BRISTOW                     VA      20136   SFD        7.125      6.500      $2,145.80
0994899    LIVERMORE                   CA      94550   SFD        6.875      6.500      $4,270.04
0994908    PASADENA                    CA      91103   SFD        6.875      6.500      $3,317.50
0994914    SANTA CRUZ                  CA      95060   SFD        6.875      6.500      $3,132.24
0994925    MARTINEZ                    CA      94553   SFD        7.250      6.500      $3,172.12
0994927    CHANTILLY                   VA      20151   SFD        7.250      6.500      $3,090.95
0994933    PIEDMONT                    CA      94611   SFD        6.875      6.500      $3,140.12
0994938    THOUSAND OAKS               CA      91360   SFD        6.750      6.483      $2,724.12
0994941    SANTA ROSA                  CA      95409   SFD        7.000      6.500      $2,568.07
0994949    BEVERLY HILLS               CA      90212   SFD        7.000      6.500      $2,694.48
0994953    PLANO                       TX      75093   SFD        7.125      6.500      $2,694.54
0994956    TORRANCE                    CA      90505   SFD        7.125      6.500      $2,509.61
0994963    FRESNO                      CA      93720   SFD        6.875      6.500      $4,270.04
0994964    OKLAHOMA CITY               OK      73003   SFD        6.750      6.483      $2,756.54
0994967    CLARENCE                    NY      14051   SFD        7.750      6.500      $3,123.56
0994968    MILPITAS                    CA      95035   SFD        7.000      6.500      $2,501.54
0994975    MORGAN HILL                 CA      95037   SFD        6.875      6.500      $3,596.69
0994977    SUNNYVALE                   CA      94087   SFD        6.750      6.483      $3,372.72
0994980    WASHINGTON                  DC      20007   SFD        7.250      6.500      $2,251.19
0994982    ROCKVILLE                   MD      20852   SFD        6.875      6.500      $2,325.53
0994986    BERKELEY                    CA      94708   SFD        6.750      6.483      $2,082.00
4250246    PINE CITY                   MN      55063   SFD        6.875      6.500      $1,116.78
4267333    MANDEVILLE                  LA      70471   SFD        7.500      6.500      $2,181.55
4298133    BETHESDA                    MD      20814   SFD        6.875      6.500      $3,547.42
4312580    STURGEON LAKE               MN      55783   SFD        6.750      6.483      $919.06
4326605    SEAFORD                     NY      11783   SFD        7.125      6.500      $1,994.21
4331670    MANHASSET                   NY      11030   SFD        7.125      6.500      $2,223.27
4377163    OVIEDO                      FL      32766   SFD        8.125      6.500      $2,431.31
4388448    METAIRIE                    LA      70005   SFD        6.750      6.483      $4,906.26
4868959    NEW SMYRNA BEACH            FL      32169   SFD        7.250      6.500      $1,691.80
5961658    TELLURIDE                   CO      81435   SFD        7.750      6.500      $7,164.12
9922201    LOUISVILLE                  KY      40205   SFD        7.000      6.500      $2,205.48
9939214    ALEXANDRIA                  VA      22304   SFD        6.625      6.358      $2,300.00
9958551    WINTER PARK                 FL      32789   SFD        7.875      6.500      $6,851.91
9985521    BATON ROUGE                 LA      70810   SFD        6.875      6.500      $2,713.12
9986946    DESTIN                      FL      32541   SFD        6.875      6.500      $2,732.82
9990906    HOUSTON                     TX      77005   SFD        7.125      6.500      $3,281.41
9991967    PASADENA                    CA      91106   SFD        6.875      6.500      $4,270.04
9993612    NEWPORT BEACH               CA      92663   SFD        6.875      6.500      $3,678.81



(i)        (vii)      (viii)      (ix)             (x)      (xi)        (xii)     (xiii)    (xv)
--------   --------   ---------   --------------   ------   -------   ---------   -------   -------
                                  CUT-OFF
MORTGAGE   ORIGINAL   SCHEDULED   DATE                                 MORTGAGE             MASTER
LOAN       TERM TO    MATURITY    PRINCIPAL                           INSURANCE   SERVICE   SERVICE
NUMBER     MATURITY   DATE        BALANCE          LTV      SUBSIDY      CODE     FEE       FEE
--------   --------   ---------   --------------   ------   -------   ---------   -------   -------
0387446    360        1-Jun-32    $387,674.03      79.75                          0.250     0.017
0799156    360        1-Apr-32    $391,006.35      80.00                          0.250     0.017
0799827    341        1-Aug-30    $441,935.43      78.44                          0.250     0.017
0803100    360        1-Apr-32    $837,922.30      70.00                          0.250     0.017
0805329    360        1-May-32    $998,314.94      60.35                          0.250     0.017
0810883    360        1-Apr-32    $526,778.10      80.00                          0.250     0.017
0820210    349        1-May-31    $372,989.59      79.24                          0.250     0.017
0821978    360        1-May-32    $489,673.48      80.00                          0.250     0.017
0822062    328        1-Aug-29    $363,447.84      77.56                          0.250     0.017
0822545    360        1-Apr-32    $703,597.87      71.97                          0.250     0.017
0824491    335        1-Mar-30    $305,171.02      78.47                          0.250     0.017
0839552    360        1-May-32    $531,125.30      80.00                          0.250     0.017
0849994    360        1-May-32    $489,174.30      63.55                          0.250     0.017
0851273    360        1-Dec-31    $337,235.06      80.00                          0.250     0.017
0851312    360        1-Feb-32    $438,305.29      66.67                          0.250     0.017
0852761    360        1-Feb-32    $354,487.33      80.00                          0.250     0.017
0855837    360        1-Feb-32    $342,675.04      80.00                          0.250     0.017
0856066    360        1-Feb-32    $402,443.93      64.13                          0.250     0.017
0856082    360        1-Mar-32    $647,796.83      73.86                          0.250     0.017
0856121    360        1-Feb-32    $352,032.30      80.00                          0.250     0.017
0856167    360        1-Mar-32    $334,915.63      80.00                          0.250     0.017
0857503    349        1-May-31    $351,489.17      79.18                          0.250     0.017
0864263    360        1-Jun-32    $407,665.56      44.11                          0.250     0.017
0876012    360        1-Feb-32    $349,317.97      90.00              06          0.650     0.017
0876023    360        1-Jan-32    $331,137.52      90.00              06          0.650     0.017
0876644    360        1-May-32    $584,128.99      66.48                          0.250     0.017
0880314    360        1-Apr-32    $371,518.79      86.02              01          0.250     0.017
0880462    360        1-Apr-32    $392,838.22      90.00              01          0.250     0.017
0923838    360        1-May-32    $509,140.62      45.54                          0.250     0.017
0925565    360        1-Jun-32    $584,008.95      70.00                          0.250     0.017
0975887    330        1-Nov-29    $494,580.04      77.80                          0.250     0.017
0989949    360        1-Dec-31    $476,700.03      70.00                          0.250     0.017
0989972    360        1-Mar-32    $352,540.40      87.96                          0.250     0.017
0990009    360        1-Apr-32    $847,299.70      64.89                          0.250     0.017
0993406    360        1-Mar-32    $398,610.73      80.00                          0.250     0.017
0993426    360        1-May-32    $389,358.78      53.79                          0.250     0.017
0993445    360        1-Apr-32    $374,398.53      76.14                          0.250     0.017
0993463    360        1-Apr-32    $433,897.32      75.71                          0.250     0.017
0993512    360        1-Apr-32    $566,724.09      79.47                          0.250     0.017
0993559    360        1-Apr-32    $472,727.50      68.35                          0.250     0.017
0993560    360        1-Apr-32    $347,159.32      80.00                          0.250     0.017
0993578    360        1-Apr-32    $410,894.21      68.83                          0.250     0.017
0993601    360        1-Mar-32    $406,262.48      80.00                          0.250     0.017
0993606    360        1-Apr-32    $498,701.22      69.93                          0.250     0.017
0993645    360        1-Apr-32    $381,055.13      62.01                          0.250     0.017
0993704    360        1-Mar-32    $581,469.46      72.10                          0.250     0.017
0993721    360        1-Apr-32    $344,765.93      80.00                          0.250     0.017
0993768    360        1-Apr-32    $339,179.45      80.00                          0.250     0.017
0993792    360        1-Mar-32    $319,439.90      61.63                          0.250     0.017
0993862    360        1-May-32    $364,399.87      79.35                          0.250     0.017
0993893    360        1-Apr-32    $364,051.90      76.84                          0.250     0.017
0993911    360        1-Apr-32    $405,861.25      79.98                          0.250     0.017
0993941    360        1-Mar-32    $366,721.87      80.00                          0.250     0.017
0994883    360        1-Apr-32    $424,920.15      32.03                          0.250     0.017
0994890    360        1-Mar-32    $317,471.88      80.00                          0.250     0.017
0994899    360        1-Apr-32    $648,352.35      76.47                          0.250     0.017
0994908    360        1-Apr-32    $503,719.88      42.98                          0.250     0.017
0994914    360        1-Apr-32    $475,454.69      80.00                          0.250     0.017
0994925    360        1-Apr-32    $463,905.18      54.07                          0.250     0.017
0994927    360        1-Apr-32    $452,033.17      79.99                          0.250     0.017
0994933    360        1-Apr-32    $476,788.35      66.39                          0.250     0.017
0994938    360        1-Apr-32    $418,908.82      64.12                          0.250     0.017
0994941    360        1-Apr-32    $385,045.24      55.78                          0.250     0.017
0994949    360        1-Mar-32    $403,660.42      34.18                          0.250     0.017
0994953    360        1-Apr-32    $398,984.77      80.00                          0.250     0.017
0994956    360        1-Mar-32    $371,114.77      77.60                          0.250     0.017
0994963    360        1-May-32    $648,904.71      68.42                          0.250     0.017
0994964    360        1-Apr-32    $420,147.69      68.00                          0.250     0.017
0994967    360        1-Mar-32    $434,693.84      80.00                          0.250     0.017
0994968    360        1-Apr-32    $375,069.98      64.83                          0.250     0.017
0994975    360        1-Apr-32    $546,112.16      75.00                          0.250     0.017
0994977    360        1-Mar-32    $517,720.77      60.47                          0.250     0.017
0994980    360        1-Apr-32    $329,223.00      75.00                          0.250     0.017
0994982    360        1-Apr-32    $353,102.67      65.56                          0.250     0.017
0994986    360        1-Apr-32    $320,166.21      35.67                          0.250     0.017
4250246    360        1-May-32    $169,711.48      79.07                          0.250     0.017
4267333    360        1-Jul-31    $309,123.86      80.00                          0.250     0.017
4298133    360        1-May-31    $533,406.59      75.00                          0.250     0.017
4312580    360        1-May-32    $141,455.32      65.91                          0.250     0.017
4326605    360        1-Nov-31    $294,024.94      80.00                          0.250     0.017
4331670    360        1-Jan-32    $328,392.95      27.50                          0.250     0.017
4377163    360        1-Sep-31    $325,241.55      89.99              06          0.250     0.017
4388448    349        1-Dec-30    $743,419.39      68.10                          0.250     0.017
4868959    360        1-Aug-28    $237,521.00      80.00                          0.250     0.017
5961658    360        1-Mar-31    $988,143.57      38.46                          0.250     0.017
9922201    360        1-Dec-31    $329,564.27      85.00              06          0.250     0.017
9939214    360        1-Dec-31    $356,944.50      65.43                          0.250     0.017
9958551    360        1-Mar-32    $942,372.88      72.69                          0.250     0.017
9985521    360        1-Jun-32    $412,653.03      75.09                          0.250     0.017
9986946    360        1-Apr-32    $414,945.52      80.00                          0.250     0.017
9990906    330        1-Sep-29    $472,433.67      77.76                          0.250     0.017
9991967    360        1-Apr-32    $648,352.35      68.42                          0.250     0.017
9993612    360        1-Apr-32    $558,580.47      80.00                          0.250     0.017

                                  $41,758,534.90

(i)        (xvi)      (xvii)                      (xviii)
--------   --------   -------------------------   -------------------------

MORTGAGE   FIXED                                  NMI
LOAN       RETAINED                               LOAN
NUMBER     YIELD      SERVICER                    SELLER
--------   --------   -------------------------   -------------------------
0387446    0.108      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0799156    0.108      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
0799827    0.233      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
0803100    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0805329    0.108      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0810883    0.000      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0820210    0.108      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
0821978    0.108      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
0822062    0.358      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
0822545    0.358      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0824491    0.358      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
0839552    0.233      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0849994    0.108      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0851273    0.608      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
0851312    0.608      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
0852761    0.108      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
0855837    0.608      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
0856066    0.608      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
0856082    0.108      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
0856121    0.733      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
0856167    0.358      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
0857503    0.608      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
0864263    0.233      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0876012    0.358      CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
0876023    0.233      CHEVY CHASE SAVINGS BANK    CHEVY CHASE SAVINGS BANK
0876644    0.733      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0880314    0.483      NAVY FEDERAL CREDIT UNION   NAVY FEDERAL CREDIT UNION
0880462    0.358      NAVY FEDERAL CREDIT UNION   NAVY FEDERAL CREDIT UNION
0923838    0.108      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0925565    0.108      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
0975887    0.233      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
0989949    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0989972    0.733      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0990009    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993406    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993426    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993445    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993463    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993512    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993559    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993560    0.358      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993578    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993601    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993606    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993645    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993704    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993721    0.358      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993768    0.358      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993792    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993862    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993893    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993911    0.483      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0993941    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994883    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994890    0.358      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994899    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994908    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994914    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994925    0.483      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994927    0.483      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994933    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994938    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994941    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994949    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994953    0.358      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994956    0.358      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994963    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994964    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994967    0.983      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994968    0.233      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994975    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994977    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994980    0.483      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994982    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
0994986    0.000      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
4250246    0.108      CUNA MUTUAL MORTGAGE CORP   CUNA MUTUAL MORTGAGE CORP
4267333    0.733      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
4298133    0.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
4312580    0.000      CUNA MUTUAL MORTGAGE CORP   CUNA MUTUAL MORTGAGE CORP
4326605    0.358      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
4331670    0.358      HSBC MORTGAGE CORP (USA)    HSBC MORTGAGE CORP (USA)
4377163    1.358      WASHINGTON MUTUAL BANK F.   WASHINGTON MUTUAL BANK F.
4388448    0.000      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
4868959    0.483      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
5961658    0.983      NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
9922201    0.233      WASHINGTON MUTUAL BANK F.   WASHINGTON MUTUAL BANK F.
9939214    0.000      NATIONAL CITY MORTGAGE C    NATIONAL CITY MORTGAGE C
9958551    1.108      SUNTRUST MORTGAGE, INC.     SUNTRUST MORTGAGE, INC.
9985521    0.108      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
9986946    0.108      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
9990906    0.358      HIBERNIA NATIONAL BANK      HIBERNIA NATIONAL BANK
9991967    0.108      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN
9993612    0.108      COLONIAL SAVINGS & LOAN     COLONIAL SAVINGS & LOAN



COUNT:            93
WAC:     7.041948921
WAM:     354.0641201
WALTV:   70.56431572

                                    EXHIBIT G

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   Wells Fargo Bank Minnesota, National Association
      1015 10th Avenue S.E.
      Minneapolis., MN  55414
      Attn: ________________

      Re: Custodial Agreement, dated as of July 29, 2002, among Wachovia Bank, National Association, as Trustee, Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Custodian, relating to the Wells Fargo Asset Securities Corporation; Mortgage Pass-Through Certificates, Series 2002-15.

            In connection with the administration of the Mortgage Loans held by you as Custodian for the Trust Estate pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Owner Mortgage Loan File for the Mortgage Loan described below, for the reason indicated.

                              Mortgage Loan Number:

                       Mortgagor Name, Address & Zip Code:

            Reason for Requesting Documents (check one):

            _______       1.     Mortgage Paid in Full

            _______       2.     Foreclosure

            _______       3.     Substitution

            _______       4.     Other Liquidation (Repurchases, etc.)

            _______       5.     Nonliquidation

            Reason:______________________________________

            By:__________________________________________
                 (authorized signer)

            Issuer:______________________________________

            Address:_____________________________________

                     ____________________________________

            Date:________________________________________


                                    Custodian

Wells Fargo Bank Minnesota, National Association

            Please acknowledge the execution of the above request by your signature and date below:


____________________________________                      _________________
Signature                                                 Date


Documents returned to Custodian:


____________________________________                      _________________
Custodian                                                 Date

                                          EXHIBIT H

                                              AFFIDAVIT PURSUANT TO SECTION
                                              860E(e)(4) OF THE INTERNAL REVENUE
                                              CODE OF 1986, AS AMENDED, AND FOR
                                              NON-ERISA INVESTORS

STATE OF                     )
                             )   ss.:
COUNTY OF                    )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ______ ] [United States], on behalf of which he makes this affidavit.

            2. That the Purchaser's Taxpayer Identification Number is [_____________].

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-15, Class [A-R][A-LR] Certificate (the "Class [A-R][A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R][A-LR] Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R][A-LR] Certificate in excess of cash flows generated by the Class [A-R][A-LR] Certificate.

            6. That the Purchaser will not transfer the Class [A-R][A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 10 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser is aware that the Class [A-R][A-LR] Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            8. That the Purchaser will not cause income from the Class [A-R][A-LR] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Purchaser or any other person.

            9. That, if the Purchaser is purchasing the Class [A-R][A-LR] Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Purchaser has executed and attached Attachment A hereto.

            10. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [A-R][A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R][A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R][A-LR] Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [A-R][A-LR] Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 10 hereof.

            12. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC][Lower-Tier REMIC] pursuant to Section 8.14 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of __________, 20__.


                                        [Name of Purchaser]


                                        By: ____________________________________
                                            [Name of Officer]
                                            [Title of Officer]

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of __________, 20__.


Notary Public

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                  ATTACHMENT A

                                       to

 AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986,
                     AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

[_] The consideration paid to the Purchaser to acquire the Class [A-R][A-LR] Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and
      (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Purchaser.

                                       OR

[_] The transfer of the Class [A-R][A-LR] Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i) the Purchaser is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Class [A-R][A-LR] Certificate will only be taxed in the United States;

      (ii) at the time of the transfer, and at the close of the Purchaser's two fiscal years preceding the year of the transfer, the Purchaser had gross assets for financial reporting purposes (excluding any obligation of a person related to the Purchaser within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Purchaser will transfer the Class [A-R][A-LR] Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv) the Purchaser has determined the consideration paid to it to acquire the Class [A-R][A-LR] Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Purchaser) that it has determined in good faith; and

      (v) in the event of any transfer of the Class [A-R][A-LR] Certificate by the Purchaser, the Purchaser will require its transferee to complete a representation in the form of this Attachment A as a condition of the transferee's purchase of the Class [A-R][A-LR] Certificate.

                                    EXHIBIT I

                [Letter from Transferor of Class A-R Certificate]

                                     [Date]

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

      Re:   Wells Fargo Asset Securities Corporation,
            Series 2002-15, Class A-R

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.


                                        Very truly yours,

                                        [Transferor]


                                        ______________________

                                    EXHIBIT J

                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-15
                       CLASS [B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                      _________________ __, ____

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-15, Class [B-4][B-5][B-6] Certificates (the "Class [B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of July 29, 2002 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-15.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 20__, relating to the Class [B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [B-4][B-5][B-6] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar
Law).

            (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-4][B-5][B-6] Certificates is in compliance therewith.

            Section 3. Transfer of Class [B-4][B-5][B-6] Certificates.

            (a) The Purchaser understands that the Class [B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.


                                        [PURCHASER]

                                        By: ______________________________

                                        Its: ______________________________

                                    EXHIBIT K

                                   [RESERVED]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

               Wells Fargo Home Mortgage, Inc. Servicing Agreement

                   SunTrust Mortgage, Inc. Servicing Agreement

                   Colonial Savings, F.A. Servicing Agreement

                   Hibernia National Bank Servicing Agreement

               HSBC Mortgage Corporation (USA) Servicing Agreement

                 National City Mortgage Co. Servicing Agreement

                  Navy Federal Credit Union Servicing Agreement

                  Chevy Chase Bank, F.S.B. Servicing Agreement

                 Washington Mutual Bank, FA Servicing Agreement

              CUNA Mutual Mortgage Corporation Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT
                 -----------------------------------------------

            This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered int, between Wells Fargo Bank Minnesota, National Association (the "Company" and "Wells Fargo Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

            ______________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-15, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of July 29, 2002 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as Master Servicer and Wachovia Bank, National Association, as Trustee.

            ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least P-1 by Moody's Investors Service, Inc. ("Moody's") or at least A-1 by Standard and Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by S&P or Moody's, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least A-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and
(B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.02 Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01 Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

            (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.03 Purchaser's Election to Commence Foreclosure
Proceedings.

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 2.04 Termination.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

            Section 3.01 Collateral Fund.

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-15." Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.02 Collateral Fund Permitted Investments.

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.03 Grant of Security Interest.

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04 Collateral Shortfalls.

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01 Amendment.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 4.02 Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.03 Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.04 Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a)   in the case of the Company,
                  Wells Fargo Bank Minnesota, National Association 7485 New Horizon Way
                  Frederick, MD 21703

                  Attention:  Vice President, Master Servicing
                  Phone: 301-696-7800
                  Fax:   301-815-6365

            (b)   in the case of the Purchaser,

                  ___________________________________

                  ___________________________________

                  ___________________________________

                  ___________________________________

                  Attention:_________________________

            Section 4.05 Severability of Provisions.

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.06 Successors and Assigns.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 4.07 Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.08 Confidentiality.

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.09 Indemnification.

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       Wells Fargo Bank Minnesota, National
                                          Association

                                       By:____________________________________
                                          Name:
                                          Title:



                                       By:____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT N

                 FORM OF INITIAL CERTIFICATION OF THE CUSTODIAN

                                  July 29, 2002

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland  21703

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

      Re: The Pooling and Servicing Agreement, dated July 29, 2002, among Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Wachovia Bank, National Association, as Trustee, relating to Wells Fargo Asset Securities Corporation; Mortgage Pass-Through Certificates, Series 2002-15.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian on behalf of the Trustee, hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

      The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this initial certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                        WELLS FARGO BANK MINNESOTA,
                                        NATIONAL ASSOCIATION,
                                           as Custodian on behalf of the Trustee

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT O

                  FORM OF FINAL CERTIFICATION OF THE CUSTODIAN

                              [__________ __, ____]

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland  21703

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

      Re: The Pooling and Servicing Agreement, dated July 29, 2002, among Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Wachovia Bank, National Association, as Trustee, relating to the Wells Fargo Asset Securities Corporation; Mortgage Pass-Through Certificates, Series 2002-15

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian on behalf of the Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement.

      The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this final certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                           as Custodian on behalf of the Trustee


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                   SCHEDULE I

                    Wells Fargo Asset Securities Corporation,
               Mortgage Pass-Through Certificates, Series 2002-15
                 Applicable Unscheduled Principal Receipt Period

                                         Full Unscheduled    Partial Unscheduled
Servicer                                Principal Receipts    Principal Receipts
--------------------------------        ------------------   -------------------

WFHM (Exhibit F-1)                          Mid-Month             Mid-Month
WFHM (Exhibit F-2)                         Prior Month           Prior Month
SunTrust Mortgage, Inc.                     Mid-Month            Prior Month
Colonial Savings, F.A.                      Mid-Month            Prior Month
Hibernia National Bank                      Mid-Month            Prior Month
HSBC Mortgage Corporation (USA)             Mid-Month            Prior Month
National City Mortgage Co.                  Mid-Month            Prior Month
Navy Federal Credit Union                   Mid-Month            Prior Month
Chevy Chase Bank, F.S.B.                    Mid-Month            Prior Month
Washington Mutual Bank, FA                  Mid-Month            Prior Month
CUNA Mutual Mortgage Corporation            Mid-Month            Prior Month